Post-Qualification Amendment No. 21

File No. 024-11057

EXPLANATORY NOTE

This is a post-qualification amendment to an offering statement on Form 1-A filed by RSE Archive, LLC. The offering statement was originally filed by RSE Archive, LLC on August 13, 2019 and has been amended by RSE Archive, LLC on multiple occasions since that date. The offering statement, as amended by pre-qualification amendments, was initially qualified by the U.S. Securities and Exchange Commission on October 11, 2019.

Different series of RSE Archive, LLC have already been offered or have been qualified but not yet launched as of the date hereof, by RSE Archive, LLC under the offering statement, as amended and qualified. Each such series of RSE Archive, LLC will continue to be offered and sold by RSE Archive, LLC following the filing of this post-qualification amendment subject to the offering conditions contained in the offering statement, as qualified.

The purpose of this post-qualification amendment is to add to the offering statement, as amended and qualified, the offering of additional series of RSE Archive, LLC and to amend, update and/or replace certain information contained in the Offering Circular. The series already offered, or qualified but not yet launched as of the date hereof, under the offering statement, and the additional series being added to the offering statement by means of this post-qualification amendment, are outlined in the “Master Series Table” contained in Appendix A to the Offering Circular to this post-qualification amendment.

This Post-Qualification Offering Circular Amendment No. 21 amends the Offering Circular of RSE Archive LLC originally qualified on October 11, 2019 and most recently amended by Post-Qualification Offering Circular Amendment No. 20 dated May 5, 2021 and qualified on May 18, 2021, and as may be amended and supplemented from time to time (the “Offering Circular”), to add additional securities to be offered pursuant to the Offering Circular and update certain other information in the Offering Circular. Unless otherwise defined below, capitalized terms used herein shall have the same meanings as set forth in the Offering Circular. An offering statement pursuant to Regulation A relating to these securities has been filed with the U.S. Securities and Exchange Commission (the “Commission”). Information contained in this Preliminary Offering Circular is subject to completion or amendment. To the extent not already qualified under Regulation A, these securities may not be sold nor may offers to buy be accepted before the offering statement filed with the Commission is qualified. We may elect to satisfy our obligation to deliver a Final Offering Circular by sending you a notice within two business days after the completion of our sale to you that contains the URL where the Final Offering Circular or the offering statement in which such Final Offering Circular was filed may be obtained.

POST-QUALIFICATION OFFERING CIRCULAR AMENDMENT NO. 21

SUBJECT TO COMPLETION; DATED JUNE 15, 2021

RSE ARCHIVE, LLC

250 LAFAYETTE STREET, 2ND FLOOR, NEW YORK, NY 10012

(347-952-8058) Telephone Number

www.rallyrd.com

Best Efforts Offering of Series Membership Interests

This Post-Qualification Amendment relates to the offer and sale of series of interests, as described below, to be issued by RSE Archive, LLC (the “Company,” “RSE Archive,” “we,” “us,” or “our”).

		Series Membership Interests Overview
		Price to Public	Underwriting Discounts and Commissions (1)(2)(3)	Proceeds to Issuer	Proceeds to Other Persons

Series #52MANTLE	Per Unit	$132.00		$132.00
	Total Minimum	$105,600		$105,600
	Total Maximum	$132,000		$132,000

Series #71MAYS	Per Unit	$28.50		$28.50
	Total Minimum	$45,600		$45,600
	Total Maximum	$57,000		$57,000

Series #RLEXPEPSI	Per Unit	$8.90		$8.90
	Total Minimum	$14,240		$14,240
	Total Maximum	$17,800		$17,800

Series #10COBB	Per Unit	$39.00		$39.00
	Total Minimum	$31,200		$31,200
	Total Maximum	$39,000		$39,000

Series #POTTER	Per Unit	$24.00		$24.00
	Total Minimum	$57,600		$57,600
	Total Maximum	$72,000		$72,000

Series #TWOCITIES	Per Unit	$72.50		$72.50
	Total Minimum	$11,600		$11,600
	Total Maximum	$14,500		$14,500

i

Series #FROST	Per Unit	$67.50	$67.50
	Total Minimum	$10,800	$10,800
	Total Maximum	$13,500	$13,500

Series #BIRKINBLEU	Per Unit	$58.00	$58.00
	Total Minimum	$46,400	$46,400
	Total Maximum	$58,000	$58,000

Series #SMURF	Per Unit	$17.25	$17.25
	Total Minimum	$27,600	$27,600
	Total Maximum	$34,500	$34,500

Series #70RLEX	Per Unit	$20.00	$20.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #EINSTEIN	Per Unit	$7.25	$7.25
	Total Minimum	$11,600	$11,600
	Total Maximum	$14,500	$14,500

Series #HONUS	Per Unit	$52.00	$52.00
	Total Minimum	$416,000	$416,000
	Total Maximum	$520,000	$520,000

Series #75ALI	Per Unit	$46.00	$46.00
	Total Minimum	$36,800	$36,800
	Total Maximum	$46,000	$46,000

Series #71ALI	Per Unit	$15.50	$15.50
	Total Minimum	$24,800	$24,800
	Total Maximum	$31,000	$31,000

Series #APROAK	Per Unit	$75.00	$75.00
	Total Minimum	$60,000	$60,000
	Total Maximum	$75,000	$75,000

Series #88JORDAN	Per Unit	$11.00	$11.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BIRKINBOR	Per Unit	$26.25	$26.25
	Total Minimum	$42,000	$42,000
	Total Maximum	$52,500	$52,500

Series #33RUTH	Per Unit	$38.50	$38.50
	Total Minimum	$61,600	$61,600
	Total Maximum	$77,000	$77,000

Series #SPIDER1	Per Unit	$22.00	$22.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BATMAN3	Per Unit	$78.00	$78.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #ROOSEVELT	Per Unit	$19.50	$19.50
	Total Minimum	$15,600	$15,600

	Total Maximum	$19,500	$19,500

Series #ULYSSES	Per Unit	$51.00	$51.00
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #56MANTLE	Per Unit	$1.00	$1.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #AGHOWL	Per Unit	$38.00	$38.00
	Total Minimum	$15,200	$15,200
	Total Maximum	$19,000	$19,000

Series #98JORDAN	Per Unit	$64.00	$64.00
	Total Minimum	$102,400	$102,400
	Total Maximum	$128,000	$128,000

Series #18ZION	Per Unit	$30.00	$30.00
	Total Minimum	$12,000	$12,000
	Total Maximum	$15,000	$15,000

Series #SNOOPY	Per Unit	$12.75	$12.75
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #APOLLO11	Per Unit	$32.00	$32.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #24RUTHBAT	Per Unit	$85.00	$85.00
	Total Minimum	$204,000	$204,000
	Total Maximum	$255,000	$255,000

Series #YOKO	Per Unit	$80.00	$80.00
	Total Minimum	$12,800	$12,800
	Total Maximum	$16,000	$16,000

Series #86JORDAN	Per Unit	$40.00	$40.00
	Total Minimum	$32,000	$32,000
	Total Maximum	$40,000	$40,000

Series #RUTHBALL1	Per Unit	$14.50	$14.50
	Total Minimum	$23,200	$23,200
	Total Maximum	$29,000	$29,000

Series #HULK1	Per Unit	$44.50	$44.50
	Total Minimum	$71,200	$71,200
	Total Maximum	$89,000	$89,000

Series #HIMALAYA	Per Unit	$70.00	$70.00
	Total Minimum	$112,000	$112,000
	Total Maximum	$140,000	$140,000

Series #55CLEMENTE	Per Unit	$38.00	$38.00
	Total Minimum	$30,400	$30,400

	Total Maximum	$38,000	$38,000

Series #38DIMAGGIO	Per Unit	$22.00	$22.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BOND1	Per Unit	$39.00	$39.00
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #LOTR	Per Unit	$29.00	$29.00
	Total Minimum	$23,200	$23,200
	Total Maximum	$29,000	$29,000

Series #CATCHER	Per Unit	$25.00	$25.00
	Total Minimum	$10,000	$10,000
	Total Maximum	$12,500	$12,500

Series #SUPER21	Per Unit	$1.00	$1.00
	Total Minimum	$6,800	$6,800
	Total Maximum	$8,500	$8,500

Series #BATMAN1	Per Unit	$71.00	$71.00
	Total Minimum	$56,800	$56,800
	Total Maximum	$71,000	$71,000

Series #GMTBLACK1	Per Unit	$28.00	$28.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #BIRKINTAN	Per Unit	$28.00	$28.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #61JFK	Per Unit	$11.50	$11.50
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #50JACKIE	Per Unit	$1.00	$1.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #POKEMON1	Per Unit	$25.00	$25.00
	Total Minimum	$100,000	$100,000
	Total Maximum	$125,000	$125,000

Series #LINCOLN	Per Unit	$20.00	$20.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #STARWARS1	Per Unit	$1.00	$1.00
	Total Minimum	$9,600	$9,600
	Total Maximum	$12,000	$12,000

Series #56TEDWILL	Per Unit	$45.00	$45.00
	Total Minimum	$72,000	$72,000

	Total Maximum	$90,000	$90,000

Series #68MAYS	Per Unit	$19.50	$19.50
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #TMNT1	Per Unit	$65.00	$65.00
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #CAPTAIN3	Per Unit	$37.00	$37.00
	Total Minimum	$29,600	$29,600
	Total Maximum	$37,000	$37,000

Series #51MANTLE	Per Unit	$17.00	$17.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #CHURCHILL	Per Unit	$1.00	$1.00
	Total Minimum	$6,000	$6,000
	Total Maximum	$7,500	$7,500

Series #SHKSPR4	Per Unit	$115.00	$115.00
	Total Minimum	$92,000	$92,000
	Total Maximum	$115,000	$115,000

Series #03KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #03LEBRON	Per Unit	$17.00	$17.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #03JORDAN	Per Unit	$20.50	$20.50
	Total Minimum	$32,800	$32,800
	Total Maximum	$41,000	$41,000

Series #39TEDWILL	Per Unit	$5.00	$5.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #94JETER	Per Unit	$45.00	$45.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #2020TOPPS	Per Unit	$10.00	$10.00
	Total Minimum	$80,000	$80,000
	Total Maximum	$100,000	$100,000

Series #FANFOUR1	Per Unit	$52.50	$52.50
	Total Minimum	$84,000	$84,000
	Total Maximum	$105,000	$105,000

Series #86RICE	Per Unit	$1.00	$1.00
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

v

Series #DAREDEV1	Per Unit	$1.00	$1.00
	Total Minimum	$9,200	$9,200
	Total Maximum	$11,500	$11,500

Series #85MARIO	Per Unit	$50.00	$50.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #TOS39	Per Unit	$45.00	$45.00
	Total Minimum	$108,000	$108,000
	Total Maximum	$135,000	$135,000

Series #05LATOUR	Per Unit	$9.80	$9.80
	Total Minimum	$7,840	$7,840
	Total Maximum	$9,800	$9,800

Series #16SCREAG	Per Unit	$39.00	$39.00
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #14DRC	Per Unit	$54.00	$54.00
	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #57MANTLE	Per Unit	$1.00	$1.00
	Total Minimum	$6,400	$6,400
	Total Maximum	$8,000	$8,000

Series #FAUBOURG	Per Unit	$75.00	$75.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #SOBLACK	Per Unit	$56.00	$56.00
	Total Minimum	$44,800	$44,800
	Total Maximum	$56,000	$56,000

Series #GATSBY	Per Unit	$50.00	$50.00
	Total Minimum	$160,000	$160,000
	Total Maximum	$200,000	$200,000

Series #93DAYTONA	Per Unit	$21.00	$21.00
	Total Minimum	$33,600	$33,600
	Total Maximum	$42,000	$42,000

Series #09TROUT	Per Unit	$20.00	$20.00
	Total Minimum	$180,000	$180,000
	Total Maximum	$225,000	$225,000

Series #57STARR	Per Unit	$1.00	$1.00
	Total Minimum	$6,400	$6,400
	Total Maximum	$8,000	$8,000

Series #AF15	Per Unit	$25.00	$25.00
	Total Minimum	$160,000	$160,000
	Total Maximum	$200,000	$200,000

Series #03KOBE2	Per Unit	$4.00	$4.00
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #JOBSMAC	Per Unit	$10.00	$10.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #16PETRUS	Per Unit	$5.00	$5.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #ALICE	Per Unit	$1.00	$1.00
	Total Minimum	$9,600	$9,600
	Total Maximum	$12,000	$12,000

Series #SPIDER10	Per Unit	$5.00	$5.00
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #62MANTLE	Per Unit	$25.00	$25.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #BATMAN6	Per Unit	$13.50	$13.50
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #CLEMENTE2	Per Unit	$35.00	$35.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #79STELLA	Per Unit	$5.00	$5.00
	Total Minimum	$55,200	$55,200
	Total Maximum	$69,000	$69,000

Series #TKAM	Per Unit	$16.00	$16.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #SUPER14	Per Unit	$25.00	$25.00
	Total Minimum	$104,000	$104,000
	Total Maximum	$130,000	$130,000

Series #DIMAGGIO2	Per Unit	$10.50	$10.50
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #13BEAUX	Per Unit	$5.00	$5.00
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #88MARIO	Per Unit	$15.00	$15.00
	Total Minimum	$24,000	$24,000

	Total Maximum	$30,000	$30,000

Series #ANMLFARM	Per Unit	$10.00	$10.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #NASA1	Per Unit	$30.00	$30.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #00BRADY	Per Unit	$12.00	$12.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #85NES	Per Unit	$4.00	$4.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #04LEBRON	Per Unit	$10.00	$10.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #85JORDAN	Per Unit	$25.00	$25.00
	Total Minimum	$200,000	$200,000
	Total Maximum	$250,000	$250,000

Series #69KAREEM	Per Unit	$11.00	$11.00
	Total Minimum	$22,000	$22,000
	Total Maximum	$27,500	$27,500

Series #59JFK	Per Unit	$13.00	$13.00
	Total Minimum	$20,800	$20,800
	Total Maximum	$26,000	$26,000

Series #JUSTICE1	Per Unit	$43.00	$43.00
	Total Minimum	$172,000	$172,000
	Total Maximum	$215,000	$215,000

Series #GRAPES	Per Unit	$19.50	$19.50
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #GOLDENEYE	Per Unit	$5.00	$5.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #03LEBRON2	Per Unit	$20.00	$20.00
	Total Minimum	$80,000	$80,000
	Total Maximum	$100,000	$100,000

Series #34GEHRIG	Per Unit	$7.00	$7.00
	Total Minimum	$28,000	$28,000
	Total Maximum	$35,000	$35,000

Series #98KANGA	Per Unit	$8.00	$8.00
	Total Minimum	$136,000	$136,000

	Total Maximum	$170,000	$170,000

Series #06BRM	Per Unit	$10.00	$10.00
	Total Minimum	$14,800	$14,800
	Total Maximum	$18,500	$18,500

Series #MOONSHOE	Per Unit	$10.00	$10.00
	Total Minimum	$144,000	$144,000
	Total Maximum	$180,000	$180,000

Series #DUNE	Per Unit	$13.25	$13.25
	Total Minimum	$10,600	$10,600
	Total Maximum	$13,250	$13,250

Series #86FLEER	Per Unit	$10.00	$10.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #58PELE2	Per Unit	$5.00	$5.00
	Total Minimum	$21,200	$21,200
	Total Maximum	$26,500	$26,500

Series #WILDGUN	Per Unit	$7.00	$7.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #18LAMAR	Per Unit	$8.00	$8.00
	Total Minimum	$49,600	$49,600
	Total Maximum	$62,000	$62,000

Series #03TACHE	Per Unit	$5.00	$5.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #AVENGE57	Per Unit	$1.00	$1.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #99TMB2	Per Unit	$6.00	$6.00
	Total Minimum	$48,000	$48,000
	Total Maximum	$60,000	$60,000

Series #AVENGERS1	Per Unit	$54.00	$54.00
	Total Minimum	$216,000	$216,000
	Total Maximum	$270,000	$270,000

Series #13GIANNIS	Per Unit	$5.00	$5.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #04MESSI	Per Unit	$5.00	$5.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #PUNCHOUT	Per Unit	$9.00	$9.00
	Total Minimum	$72,000	$72,000

	Total Maximum	$90,000	$90,000

Series #BULLSRING	Per Unit	$10.00	$10.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #70AARON	Per Unit	$3.00	$3.00
	Total Minimum	$14,400	$14,400
	Total Maximum	$18,000	$18,000

Series #96CHARZRD	Per Unit	$10.00	$10.00
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #ICECLIMB	Per Unit	$8.00	$8.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #01TIGER	Per Unit	$10.00	$10.00
	Total Minimum	$14,800	$14,800
	Total Maximum	$18,500	$18,500

Series #JUNGLEBOX	Per Unit	$5.00	$5.00
	Total Minimum	$27,600	$27,600
	Total Maximum	$34,500	$34,500

Series #51HOWE	Per Unit	$9.00	$9.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #09COBB	Per Unit	$4.00	$4.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #96JORDAN2	Per Unit	$5.00	$5.00
	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #THOR	Per Unit	$20.00	$20.00
	Total Minimum	$172,000	$172,000
	Total Maximum	$215,000	$215,000

Series #FOSSILBOX	Per Unit	$5.00	$5.00
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #59FLASH	Per Unit	$6.50	$6.50
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #POKEBLUE	Per Unit	$10.00	$10.00
	Total Minimum	$19,200	$19,200
	Total Maximum	$24,000	$24,000

Series #DOMINOS	Per Unit	$5.50	$5.50

x

	Total Minimum	$8,800	$8,800
	Total Maximum	$11,000	$11,000

Series #PICNIC	Per Unit	$27.00	$27.00
	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #98GTA	Per Unit	$5.00	$5.00
	Total Minimum	$12,600	$12,600
	Total Maximum	$15,750	$15,750

Series #58PELE	Per Unit	$10.00	$10.00
	Total Minimum	$252,000	$252,000
	Total Maximum	$315,000	$315,000

Series #09CURRY	Per Unit	$10.00	$10.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #84JORDAN	Per Unit	$25.00	$25.00
	Total Minimum	$300,000	$300,000
	Total Maximum	$375,000	$375,000

Series #09BEAUX	Per Unit	$5.00	$5.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #KEROUAC	Per Unit	$20.00	$20.00
	Total Minimum	$78,400	$78,400
	Total Maximum	$98,000	$98,000

Series #96JORDAN	Per Unit	$4.00	$4.00
	Total Minimum	$38,400	$38,400
	Total Maximum	$48,000	$48,000

Series #FEDERAL	Per Unit	$15.00	$15.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #62BOND	Per Unit	$6.00	$6.00
	Total Minimum	$74,400	$74,400
	Total Maximum	$93,000	$93,000

Series 1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Per Unit	$0.00	$0.00
	Total Minimum	$0.00	$0.00
	Total Maximum	$0.00	$0.00

Series #71TOPPS	Per Unit	$4.00	$4.00
	Total Minimum	$54,400	$54,400
	Total Maximum	$68,000	$68,000

Series #DEATON	Per Unit	$25.00	$25.00

	Total Minimum	$228,000	$228,000
	Total Maximum	$285,000	$285,000

Series #98ZELDA	Per Unit	$4.70	$4.70
	Total Minimum	$18,800	$18,800
	Total Maximum	$23,500	$23,500

Series #03JORDAN2	Per Unit	$4.20	$4.20
	Total Minimum	$33,600	$33,600
	Total Maximum	$42,000	$42,000

Series #WOLVERINE	Per Unit	$9.50	$9.50
	Total Minimum	$38,000	$38,000
	Total Maximum	$47,500	$47,500

Series #91JORDAN	Per Unit	$7.00	$7.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #79GRETZKY	Per Unit	$40.00	$40.00
	Total Minimum	$640,000	$640,000
	Total Maximum	$800,000	$800,000

Series #17DUJAC	Per Unit	$8.00	$8.00
	Total Minimum	$20,800	$20,800
	Total Maximum	$26,000	$26,000

Series #FAUBOURG2	Per Unit	$15.00	$15.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #MOSASAUR	Per Unit	$5.00	$5.00
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #92JORDAN	Per Unit	$6.00	$6.00
	Total Minimum	$33,600	$33,600
	Total Maximum	$42,000	$42,000

Series #14KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #03LEBRON3	Per Unit	$23.00	$23.00
	Total Minimum	$184,000	$184,000
	Total Maximum	$230,000	$230,000

Series #95TOPSUN	Per Unit	$6.00	$6.00
	Total Minimum	$48,000	$48,000
	Total Maximum	$60,000	$60,000

Series #OPEECHEE	Per Unit	$30.00	$30.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #59BOND	Per Unit	$8.00	$8.00
	Total Minimum	$65,600	$65,600
	Total Maximum	$82,000	$82,000

Series #09TROUT2	Per Unit	$5.00	$5.00
	Total Minimum	$44,800	$44,800
	Total Maximum	$56,000	$56,000

Series 1962 Amazing Fantasy #15 CGC VG+ 4.5	Per Unit	$0.00	$0.00
	Total Minimum	$0.00	$0.00
	Total Maximum	$0.00	$0.00

Series #ROCKETBOX	Per Unit	$6.00	$6.00
	Total Minimum	$22,800	$22,800
	Total Maximum	$28,500	$28,500

Series #94JORDAN	Per Unit	$8.50	$8.50
	Total Minimum	$68,000	$68,000
	Total Maximum	$85,000	$85,000

Series #85MJPROMO	Per Unit	$8.00	$8.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #17MAHOMES	Per Unit	$12.00	$12.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #76PAYTON	Per Unit	$6.50	$6.50
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #11BELAIR	Per Unit	$11.00	$11.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #16KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$640,000	$640,000
	Total Maximum	$800,000	$800,000

Series #FANFOUR5	Per Unit	$8.00	$8.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #86DK3	Per Unit	$10.00	$10.00
	Total Minimum	$34,800	$34,800
	Total Maximum	$43,500	$43,500

Series #18LUKA	Per Unit	$5.00	$5.00
	Total Minimum	$21,200	$21,200
	Total Maximum	$26,500	$26,500

Series #MARADONA	Per Unit	$7.00	$7.00
	Total Minimum	$11,200	$11,200
	Total Maximum	$14,000	$14,000

Series #68RYAN	Per Unit	$7.00	$7.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #99CHARZRD	Per Unit	$10.00	$10.00
	Total Minimum	$280,000	$280,000
	Total Maximum	$350,000	$350,000

Series #96KOBE	Per Unit	$11.00	$11.00
	Total Minimum	$61,600	$61,600
	Total Maximum	$77,000	$77,000

Series #POKEYELOW	Per Unit	$5.00	$5.00
	Total Minimum	$44,000	$44,000
	Total Maximum	$55,000	$55,000

Series #POKELUGIA	Per Unit	$11.00	$11.00
	Total Minimum	$88,000	$88,000
	Total Maximum	$110,000	$110,000

Series #48JACKIE	Per Unit	$20.00	$20.00
	Total Minimum	$300,000	$300,000
	Total Maximum	$375,000	$375,000

Series #VANHALEN	Per Unit	$12.40	$12.40
	Total Minimum	$49,600	$49,600
	Total Maximum	$62,000	$62,000

Series #XMEN1	Per Unit	$20.00	$20.00
	Total Minimum	$192,000	$192,000
	Total Maximum	$240,000	$240,000

Series #TORNEK	Per Unit	$5.00	$5.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #05MJLJ	Per Unit	$4.00	$4.00
	Total Minimum	$65,600	$65,600
	Total Maximum	$82,000	$82,000

Series #85JORDAN2	Per Unit	$14.00	$14.00
	Total Minimum	$224,000	$224,000
	Total Maximum	$280,000	$280,000

Series #81MONTANA	Per Unit	$7.00	$7.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #GYMBOX	Per Unit	$6.00	$6.00
	Total Minimum	$14,400	$14,400
	Total Maximum	$18,000	$18,000

Series #87JORDAN	Per Unit	$5.00	$5.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #00MOUTON	Per Unit	$13.50	$13.50
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #09CURRY2	Per Unit	$25.00	$25.00
	Total Minimum	$420,000	$420,000
	Total Maximum	$525,000	$525,000

Series #60ALI	Per Unit	$10.00	$10.00
	Total Minimum	$188,000	$188,000
	Total Maximum	$235,000	$235,000

Series #APPLE1	Per Unit	$25.00	$25.00
	Total Minimum	$660,000	$660,000
	Total Maximum	$825,000	$825,000

Series #POKEMON2	Per Unit	$10.00	$10.00
	Total Minimum	$332,000	$332,000
	Total Maximum	$415,000	$415,000

Series #GWLOTTO	Per Unit	$14.00	$14.00
	Total Minimum	$28,000	$28,000
	Total Maximum	$35,000	$35,000

Series #NICKLAUS1	Per Unit	$10.00	$10.00
	Total Minimum	$32,000	$32,000
	Total Maximum	$40,000	$40,000

Series #85LEMIEUX	Per Unit	$5.00	$5.00
	Total Minimum	$70,000	$70,000
	Total Maximum	$87,500	$87,500

Series #SMB3	Per Unit	$5.00	$5.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #RIVIERA	Per Unit	$5.00	$5.00
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #NEOBOX	Per Unit	$4.50	$4.50
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #HUCKFINN	Per Unit	$11.00	$11.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #56AARON	Per Unit	$5.00	$5.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #POKEMON3	Per Unit	$120.00	$120.00
	Total Minimum	$480,000	$480,000
	Total Maximum	$600,000	$600,000

Series #1776	Per Unit	$25.00	$25.00
	Total Minimum	$1,600,000	$1,600,000
	Total Maximum	$2,000,000	$2,000,000

Series #WZRDOFOZ	Per Unit	$15.00	$15.00
	Total Minimum	$72,000	$72,000
	Total Maximum	$90,000	$90,000

Series #80ALI	Per Unit	$7.50	$7.50
	Total Minimum	$60,000	$60,000
	Total Maximum	$75,000	$75,000

Series #NEWTON	Per Unit	$10.00	$10.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #POKERED	Per Unit	$4.00	$4.00
	Total Minimum	$32,000	$32,000
	Total Maximum	$40,000	$40,000

Series #58PELE3	Per Unit	$20.00	$20.00
	Total Minimum	$180,000	$180,000
	Total Maximum	$225,000	$225,000

Series #BATMAN2	Per Unit	$10.00	$10.00
	Total Minimum	$68,000	$68,000
	Total Maximum	$85,000	$85,000

Series #WALDEN	Per Unit	$10.25	$10.25
	Total Minimum	$16,400	$16,400
	Total Maximum	$20,500	$20,500

Series #85ERVING	Per Unit	$4.50	$4.50
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #LJKOBE	Per Unit	$10.00	$10.00
	Total Minimum	$144,000	$144,000
	Total Maximum	$180,000	$180,000

Series #BROSGRIMM	Per Unit	$27.00	$27.00
	Total Minimum	$108,000	$108,000
	Total Maximum	$135,000	$135,000

Series #DIMAGGIO3	Per Unit	$20.00	$20.00
	Total Minimum	$360,000	$360,000
	Total Maximum	$450,000	$450,000

Series #AC23	Per Unit	$7.00	$7.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #SANTANA	Per Unit	$5.00	$5.00
	Total Minimum	$60,000	$60,000
	Total Maximum	$75,000	$75,000

Series #APEOD	Per Unit	$62.00	$62.00
	Total Minimum	$24,800	$24,800
	Total Maximum	$31,000	$31,000

Series #15PTKWT	Per Unit	$108.00	$108.00
	Total Minimum	$86,400	$86,400
	Total Maximum	$108,000	$108,000

Series #HALONFR	Per Unit	$27.00	$27.00
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #09RBLEROY	Per Unit	$25.00	$25.00
	Total Minimum	$86,000	$86,000
	Total Maximum	$107,500	$107,500

Series #00NEWMAN	Per Unit	$5.00	$5.00
	Total Minimum	$12,400	$12,400
	Total Maximum	$15,500	$15,500

Series #13MUSIGNY	Per Unit	$20.00	$20.00
	Total Minimum	$196,000	$196,000
	Total Maximum	$245,000	$245,000

Series #14CARR	Per Unit	$5.00	$5.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #CONGRESS	Per Unit	$24.00	$24.00
	Total Minimum	$96,000	$96,000
	Total Maximum	$120,000	$120,000

Series #60MANTLE	Per Unit	$20.00	$20.00
	Total Minimum	$680,000	$680,000
	Total Maximum	$850,000	$850,000

Series #POKEDEMO	Per Unit	$7.50	$7.50
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #HGWELLS	Per Unit	$6.20	$6.20
	Total Minimum	$37,200	$37,200
	Total Maximum	$46,500	$46,500

Series #MARX	Per Unit	$15.00	$15.00
	Total Minimum	$96,000	$96,000
	Total Maximum	$120,000	$120,000

Series #03LEBRON4	Per Unit	$10.00	$10.00
	Total Minimum	$232,000	$232,000
	Total Maximum	$290,000	$290,000

Series #98JORDAN2	Per Unit	$20.00	$20.00
	Total Minimum	$264,000	$264,000
	Total Maximum	$330,000	$330,000

Series #07DURANT	Per Unit	$14.44	$14.44
	Total Minimum	$115,556	$115,556
	Total Maximum	$144,444	$144,444

Series #08LEBRON	Per Unit	$5.00	$5.00
	Total Minimum	$140,000	$140,000
	Total Maximum	$175,000	$175,000

Series #65NAMATH	Per Unit	$15.00	$15.00
	Total Minimum	$180,000	$180,000
	Total Maximum	$225,000	$225,000

Series #67CAREW	Per Unit	$10.00	$10.00
	Total Minimum	$172,000	$172,000
	Total Maximum	$215,000	$215,000

Series #61MANTLE	Per Unit	$25.00	$25.00
	Total Minimum	$340,000	$340,000
	Total Maximum	$425,000	$425,000

Series #47JACKIE	Per Unit	$20.00	$20.00
	Total Minimum	$320,000	$320,000
	Total Maximum	$400,000	$400,000

Series #FLASH123	Per Unit	$8.00	$8.00
	Total Minimum	$23,200	$23,200
	Total Maximum	$29,000	$29,000

Series #01HALO	Per Unit	$6.80	$6.80
	Total Minimum	$13,600	$13,600
	Total Maximum	$17,000	$17,000

Series #SLASH	Per Unit	$5.00	$5.00
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #AJONES	Per Unit	$10.00	$10.00
	Total Minimum	$76,000	$76,000
	Total Maximum	$95,000	$95,000

Series #IOMMI	Per Unit	$10.00	$10.00
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #MEGALODON	Per Unit	$20.00	$20.00
	Total Minimum	$480,000	$480,000
	Total Maximum	$600,000	$600,000

Series #GIANNIS2	Per Unit	$10.00	$10.00
	Total Minimum	$332,000	$332,000
	Total Maximum	$415,000	$415,000

Series #99MJRETRO	Per Unit	$5.00	$5.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #59BROWN	Per Unit	$10.00	$10.00
	Total Minimum	$188,000	$188,000
	Total Maximum	$235,000	$235,000

Series #CLEMENTE3	Per Unit	$20.00	$20.00
	Total Minimum	$880,000	$880,000
	Total Maximum	$1,100,000	$1,100,000

Series #54AARON	Per Unit	$12.00	$12.00
	Total Minimum	$192,000	$192,000
	Total Maximum	$240,000	$240,000

Series #00BRADY2	Per Unit	$10.00	$10.00
	Total Minimum	$260,000	$260,000
	Total Maximum	$325,000	$325,000

Series #96KOBE2	Per Unit	$10.00	$10.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #57ROBINSN	Per Unit	$13.25	$13.25
	Total Minimum	$42,400	$42,400
	Total Maximum	$53,000	$53,000

Series #NIKEPROTO	Per Unit	$15.00	$15.00
	Total Minimum	$180,000	$180,000
	Total Maximum	$225,000	$225,000

Series #87ZELDA	Per Unit	$11.50	$11.50
	Total Minimum	$92,000	$92,000
	Total Maximum	$115,000	$115,000

Series #EXCITBIKE	Per Unit	$10.00	$10.00
	Total Minimum	$140,000	$140,000
	Total Maximum	$175,000	$175,000

Series #EINSTEIN2	Per Unit	$16.00	$16.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #METEORITE	Per Unit	$20.00	$20.00
	Total Minimum	$280,000	$280,000
	Total Maximum	$350,000	$350,000

Series #66ORR	Per Unit	$5.00	$5.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #TOPPSTRIO	Per Unit	$6.00	$6.00
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #HENDERSON	Per Unit	$5.00	$5.00
	Total Minimum	$108,000	$108,000

	Total Maximum	$135,000	$135,000

Series #80TOPPS	Per Unit	$4.00	$4.00
	Total Minimum	$32,000	$32,000
	Total Maximum	$40,000	$40,000

Series #03LEBRON5	Per Unit	$10.00	$10.00
	Total Minimum	$68,000	$68,000
	Total Maximum	$85,000	$85,000

Series #49ROYCAMP	Per Unit	$4.50	$4.50
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #GRIFFEYJR	Per Unit	$8.00	$8.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #81BIRD	Per Unit	$6.00	$6.00
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #93JETER	Per Unit	$16.00	$16.00
	Total Minimum	$12,800	$12,800
	Total Maximum	$16,000	$16,000

Series #03LEBRON6	Per Unit	$13.50	$13.50
	Total Minimum	$108,000	$108,000
	Total Maximum	$135,000	$135,000

Series #09HARDEN	Per Unit	$13.00	$13.00
	Total Minimum	$20,800	$20,800
	Total Maximum	$26,000	$26,000

Series #97KOBE	Per Unit	$6.50	$6.50
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #86JORDAN2	Per Unit	$8.00	$8.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #84ELWAY	Per Unit	$4.25	$4.25
	Total Minimum	$6,800	$6,800
	Total Maximum	$8,500	$8,500

Series #GRIFFEY2	Per Unit	$7.75	$7.75
	Total Minimum	$12,400	$12,400
	Total Maximum	$15,500	$15,500

Series #THEROCK	Per Unit	$12.00	$12.00
	Total Minimum	$9,600	$9,600
	Total Maximum	$12,000	$12,000

Series #MEGACRACK	Per Unit	$8.00	$8.00

	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #MBAPPE	Per Unit	$12.00	$12.00
	Total Minimum	$19,200	$19,200
	Total Maximum	$24,000	$24,000

Series #01TIGER2	Per Unit	$8.50	$8.50
	Total Minimum	$13,600	$13,600
	Total Maximum	$17,000	$17,000

Series #86BONDS	Per Unit	$4.00	$4.00
	Total Minimum	$6,400	$6,400
	Total Maximum	$8,000	$8,000

Series #04MESSI2	Per Unit	$7.00	$7.00
	Total Minimum	$28,000	$28,000
	Total Maximum	$35,000	$35,000

Series #57UNITAS	Per Unit	$9.50	$9.50
	Total Minimum	$38,000	$38,000
	Total Maximum	$47,500	$47,500

Series #86EWING	Per Unit	$5.50	$5.50
	Total Minimum	$4,400	$4,400
	Total Maximum	$5,500	$5,500

Series #15COBB	Per Unit	$11.00	$11.00
	Total Minimum	$61,600	$61,600
	Total Maximum	$77,000	$77,000

Series #85GPK	Per Unit	$12.00	$12.00
	Total Minimum	$9,600	$9,600
	Total Maximum	$12,000	$12,000

Series #XMEN94	Per Unit	$6.50	$6.50
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #XLXMEN1	Per Unit	$8.00	$8.00
	Total Minimum	$51,200	$51,200
	Total Maximum	$64,000	$64,000

Series #IPOD	Per Unit	$5.00	$5.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #ENIGMA	Per Unit	$10.00	$10.00
	Total Minimum	$288,000	$288,000
	Total Maximum	$360,000	$360,000

Series #STARWARS2	Per Unit	$4.00	$4.00
(4)	Total Minimum	$12,800	$12,800
	Total Maximum	$16,000	$16,000

(1) Dalmore Group, LLC (the “BOR”) acts as a broker of record and is entitled to a Brokerage Fee (as described in “Offering Summary” – “Use of Proceeds”). The BOR’s role and compensation are described in greater detail under “Plan of Distribution and Subscription Procedure – Broker” and “– Fees and Expenses.”

(2) DriveWealth, LLC (the “Custodian”) acts as custodian of interests and holds brokerage accounts for interest holders in connection with the Company’s offerings and will be entitled to a Custody Fee (as described in “Offering Summary” – “Use of Proceeds”). The Custodian’s role and compensation are described in greater detail under “Plan of Distribution and Subscription Procedure – Custodian” and “– Fees and Expenses.” For all offerings of the Company which closed or launched prior to the agreement with the Custodian, signed on January 7, 2020, interests are transferred into the Custodian brokerage accounts upon consent of the individual investors who purchased such interests or transferred money into escrow in anticipation of purchasing such interests at the close of the currently ongoing offerings.

(3) No underwriter has been engaged in connection with the Offering (as defined below) and neither the BOR, nor any other entity, receives a finder’s fee or any underwriting or placement agent discounts or commissions in relation to any Offering of Interests (as defined below). We intend to distribute all offerings of membership interests in any series of the Company principally through the Rally Rd.™ platform and any successor platform used by the Company for the offer and sale of interests, (the “Rally Rd.™ Platform” or the “Platform”), as described in greater detail under “Plan of Distribution and Subscription Procedure” and “Description of the Business – Liquidity Platform.” The Manager pays the Offering Expenses on behalf of each Series and is reimbursed by the Series from the proceeds of a successful Offering.  See the “Use of Proceeds” section for each respective Series in Appendix B and the “Plan of Distribution and Subscription Procedure – Fees and Expenses” section for further details.

(4) Amounts for Series (as defined below) are subject to final execution of purchase option agreement or purchase agreement.

The Company is offering, on a best efforts basis, a minimum (the “Total Minimum”) to a maximum (the “Total Maximum”) amount of membership interests of each of the following series of the Company, highlighted in gray in the Master Series Table in Appendix A. Series not highlighted in gray have completed their respective offerings at the time of this filing and the number of interests in the table represents the actual interests sold. The sale of membership interests is being facilitated by the BOR, a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and member of FINRA and which is registered in each state where the offer or sales of the Interests (as defined below) will occur. Interests will be offered and sold only in states where the BOR is registered as a broker-dealer.  For the avoidance of doubt, the BOR does not and will not solicit purchases of Interests or make any recommendations regarding the Interests to prospective investors.

All of the series of the Company offered hereunder may collectively be referred to herein as the “Series”.  The interests of all Series described above may collectively be referred to herein as the “Interests” and the offerings of the Interests may collectively be referred to herein as the “Offerings”.  See “Description of the Interests Offered” for additional information regarding the Interests.

The Company is managed by its managing member, RSE Archive Manager, LLC, a Delaware limited liability company (the “Manager”). The Manager is a single-member Delaware limited liability company wholly owned by Rally Holdings LLC (“Rally Holdings”).   Rally Holdings is a single-member Delaware limited liability company wholly owned by RSE Markets, Inc., a Delaware corporation (“RSE Markets” together with the Manager, Rally Holdings, and each of their respective, direct and indirect, subsidiaries and affiliates, the “Rally Entities”).

The Company’s core business is the identification, acquisition, marketing and management of memorabilia, collectible items and alcohol, collectively referred to as “Memorabilia Assets” or the “Asset Class,” for the benefit of the investors. The Series assets referenced in the Master Series Table in Appendix A may be referred to herein, collectively, as the “Underlying Assets”. Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the closing of an Offering from which proceeds are used to acquire the Underlying Asset may be referred to herein as an “Asset Seller.” See “Description of the Business” for additional information regarding the Asset Class.

Rally Holdings serves as the asset manager (the “Asset Manager”) for each Series of the Company and provides services to the Underlying Assets in accordance with each Series’ Asset Management Agreement (see “Description of the Business” – “Description of the Asset Management Agreement” for additional information).

This Offering Circular describes each individual Series found in the Master Series Table in Appendix A.

The Interests represent an investment in a particular Series and thus indirectly the Underlying Asset and do not represent an investment in the Company generally or any other Rally Entity.  We do not anticipate that any Series will own any assets other than the Underlying Asset associated with such Series.  However, we expect that the operations of the Company, including the issuance of additional Series of Interests and their acquisition of additional assets, will benefit investors by enabling each Series to benefit from economies of scale and by allowing investors to enjoy the Company’s Underlying Asset collection at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”).

A purchaser of the Interests may be referred to herein as an “Investor” or “Interest Holder.”  There will be a separate closing with respect to each Offering (each, a “Closing”). The Closing of an Offering will occur on the earliest to occur of (i) the date subscriptions for the Total Maximum Interests for a Series have been accepted or (ii) a date determined by the Manager in its sole discretion, provided that subscriptions for the Total Minimum Interests of such Series have been accepted.  If Closing has not occurred, an Offering shall be terminated upon (i) the date which is one year from the date such Offering Circular or Amendment, as applicable, is qualified by the U.S. Securities and Exchange Commission, or the “Commission”, which period may be extended with respect to a particular Series by an additional six months by the Manager in its sole discretion, or (ii) any date on which the Manager elects to terminate the Offering for a particular Series in its sole discretion.

No securities are being offered by existing security-holders.

Each Offering is being conducted under Tier 2 of Regulation A (17 CFR 230.251 et. seq.), and the information contained herein is being presented in Offering Circular format.  The Company is not offering, and does not anticipate selling, Interests in any of the Offerings in any state where the BOR is not registered as a broker-dealer. The subscription funds advanced by prospective Investors as part of the subscription process will be held in a non-interest-bearing escrow account with Atlantic Capital Bank, N.A., the “Escrow Agent,” and will not be transferred to the operating account of the Series, unless and until there is a Closing with respect to that Series.  See “Plan of Distribution and Subscription Procedure” and “Description of Interests Offered” for additional information.

A purchase of Interests in a Series does not constitute an investment in either the Company or an Underlying Asset directly, or in any other Series of Interests.  This results in limited voting rights of the Investor, which are solely related to a particular Series, and are further limited by the Limited Liability Company Agreement of the Company (as amended from time to time, the “Operating Agreement”), described further herein.  Investors will have voting rights only with respect to certain matters, primarily relating to amendments to the Operating Agreement that would adversely change the rights of the Interest Holders and removal of the Manager for “cause.”  The Manager and the Asset Manager thus retain significant control over the management of the Company, each Series and the Underlying Assets.  Furthermore, because the Interests in a Series do not constitute an investment in the Company as a whole, holders of the Interests in a Series are not expected to receive any economic benefit from the assets of, or be subject to the liabilities of, any other Series.  In addition, the economic Interest of a holder in a Series will not be identical to owning a direct undivided Interest in an Underlying Asset because, among other things, a Series will be required to pay corporate taxes before distributions are made to the holders, and the Asset Manager will receive a fee in respect of its management of the Underlying Asset.

This Offering Circular contains forward-looking statements which are based on current expectations and beliefs concerning future developments that are difficult to predict.  Neither the Company nor any other Rally Entity can guarantee future performance, or that future developments affecting the Company, the Manager, the Asset Manager, or the Platform will be as currently anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for additional information.

There is currently no public trading market for any Interests, and an active market may not develop or be sustained.  If an active public or private trading market for our securities does not develop or is not sustained, it may be difficult or impossible for you to resell your Interests at any price.  Even if a public or private market does develop, the market price could decline below the amount you paid for your Interests.

The Interests offered hereby are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. There can be no assurance that the Company’s investment objectives will be achieved or that a secondary market would ever develop for the Interests, whether via the Platform, via third party registered broker-dealers or otherwise. Prospective Investors should obtain their own legal and tax advice prior to making an investment in the Interests and should be aware that an investment in the Interests may be exposed to other risks of an exceptional nature from time to time. Please see “Risk Factors” beginning on page 12 for a description of some of the risks that should be considered before investing in the Interests.

GENERALLY, NO SALE MAY BE MADE TO YOU IN ANY OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(d)(2)(i)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO HTTP://WWW.INVESTOR.GOV.

NOTICE TO RESIDENTS OF THE STATES OF TEXAS AND WASHINGTON:

WE ARE LIMITING THE OFFER AND SALE OF SECURITIES IN THE STATES OF TEXAS AND WASHINGTON TO A MAXIMUM OF $5 MILLION IN ANY 12-MONTH PERIOD. WE RESERVE THE RIGHT TO REMOVE OR MODIFY SUCH LIMIT AND, IN THE EVENT WE DECIDE TO OFFER AND SELL ADDITIONAL SECURITIES IN THESE STATES, WE WILL FILE A POST-QUALIFICATION SUPPLEMENT TO THE OFFERING STATEMENT OF WHICH THIS OFFERING CIRCULAR IS A PART IDENTIFYING SUCH CHANGE.

The United States Securities and Exchange Commission does not pass upon the merits of or give its approval to any securities offered or the terms of the Offering, nor does it pass upon the accuracy or completeness of any Offering Circular or other solicitation materials. These securities are offered pursuant to an exemption from registration with the Commission; however, the Commission has not made an independent determination that the securities offered are exempt from registration. This Offering Circular shall not constitute an offer to sell or the solicitation of an offer to buy, nor may there be any sales of these securities in, any state in which such offer, solicitation or sale would be unlawful before registration or qualification of the offer and sale under the laws of such state.

TABLE OF CONTENTS

RSE ARCHIVE, LLC

SECTIONPAGE

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS4

OFFERING SUMMARY6

RISK FACTORS13

PLAN OF DISTRIBUTION AND SUBSCRIPTION PROCEDURE32

MATERIAL UNITED STATES TAX CONSIDERATIONS44

APPENDIX AA-1

APPENDIX BB-1

EXHIBIT INDEXIII-1

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This Offering Circular is part of an offering statement (File No. 024-11057) that was filed with the Securities and Exchange Commission. We hereby incorporate by reference into this Offering Circular all of the information contained in the following filings by RSE Archive with the Commission:

1.Current Report on Form 1-U, dated June 11, 2021, with respect to the sale of the Underlying Asset for Series #AF15.

2.Current Report on Form 1-U, dated June 11, 2021, with respect to the sale of the Underlying Asset for Series #TMNT1.

3.Current Report on Form 1-U, dated May 21, 2021, with respect to the internal reorganization of the Rally Entities.

4.Current Report on Form 1-U, dated March 16, 2021, with respect to the sale of the Underlying Asset for Series #58PELE2.

5.Current Report on Form 1-U, dated January 1, 2021, with respect to the entry by RSE Markets into a series interest purchase agreement with Stone Ridge Ventures LLC.

6.Part II of the Post-Qualification Amendment to Offering Circular No. 20 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Trademarks and Trade Names

•Potential Conflicts of Interest

•Dilution

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 20

•Management’s Discussion and Analysis of Financial Condition and Results of Operation

•Principal Interest Holders

•Description of the Business

•Management

•Compensation

•Description of Interests Offered

•Where to Find Additional Information

•Financial Statements

7.Supplement No. 2 Dated April 30, 2021 to the Post-Qualification Offering Circular Amendment No. 19 Dated March 17, 2021, with respect to Series #1776.

8.Supplement No. 1 Dated April 6, 2021 to the Post-Qualification Offering Circular Amendment No. 19 Dated March 17, 2021, with respect to Series #01HALO.

9.Part II of the Post-Qualification Amendment to Offering Circular No. 19 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 19

10.Supplement No. 1 Dated February 26, 2021 to the Post-Qualification Offering Circular Amendment No. 18 Dated February 11, 2021, with respect to Series #09CURRY2 and #NICKLAUS1.

11.Part II of the Post-Qualification Amendment to Offering Circular No. 18 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 18

12.Supplement No. 1 Dated January 12, 2021 to the Post-Qualification Offering Circular Amendment No. 17 Dated December 31, 2020, with respect to Series #98GTA, #WOLVERINE, and #59BOND.

13.Part II of the Post-Qualification Amendment to Offering Circular No. 17 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 17

14.Part II of the Post-Qualification Amendment to Offering Circular No. 16 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 16

15.Part II of the Post-Qualification Amendment to Offering Circular No. 15 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 15

16.Supplement No. 1 Dated November 6, 2020 to the Post-Qualification Offering Circular Amendment No. 14 Dated October 14, 2020, with respect to Series #00BRADY.

17.Part II of the Post-Qualification Amendment to Offering Circular No. 14 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 14

18.Supplement No. 1 Dated October 5, 2020 to the Post-Qualification Offering Circular Amendment No. 11 Dated September 28, 2020, with respect to Series #03KOBE2.

19.Part II of the Post-Qualification Amendment to Offering Circular No. 10 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 10

20.Supplement No. 1 Dated August 31, 2020 to the Post-Qualification Offering Circular Amendment No. 9 Dated August 7, 2020, with respect to Series #16PETRUS.

21.Part II of the Post-Qualification Amendment to Offering Circular No. 9 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 9

22.Part II of the Post-Qualification Amendment to Offering Circular No.8 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 8

23.Part II of the Post-Qualification Amendment to Offering Circular No.7 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 7

24.Part II of the Post-Qualification Amendment to Offering Circular No.6 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 6

Any statement contained in any document incorporated by reference into this Offering Circular will be deemed modified or superseded for the purposes of this Offering Circular to the extent that a statement contained in this Offering Circular modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Offering Circular. From time to time, we may file an additional Post-Qualification Amendment or provide an “Offering Circular Supplement” that may add, update or change information contained in this Offering Circular. Note that any statement we make in this Offering Circular will be modified or superseded by an inconsistent statement made by us in a subsequent Offering Circular Supplement or Post-Qualification Amendment.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Offering Circular includes some statements that are not historical and that are considered “forward-looking statements.”  Such forward-looking statements include, but are not limited to, statements regarding our development plans for our business; our strategies and business outlook; anticipated development of the Company, the Manager, the Asset Manager, each Series of the Company and the Platform (defined below); and various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations).  These forward-looking statements express the Manager’s expectations, hopes, beliefs, and intentions regarding the future.  In addition, without limiting the foregoing, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Offering Circular are based on current expectations and beliefs concerning future developments that are difficult to predict.  Neither the Company nor any other Rally Entity can guarantee future performance, or that future developments affecting the Company, the Manager, the Asset Manager or the Platform will be as currently anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

All forward-looking statements attributable to us are expressly qualified in their entirety by these risks and uncertainties.  These risks and uncertainties, along with others, are also described below under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.  You should not place undue reliance on any forward-looking statements and should not make an investment decision based solely on these forward-looking statements.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information

You should rely only on the information contained or incorporated by reference in this Offering Circular. We have not authorized anyone to provide you with additional information or information different from that contained or incorporated by reference in this Offering Circular filed with the Commission. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. We are offering to sell, and seeking offers to buy, certain Series of Interests only in jurisdictions where offers and sales are permitted. The information contained or incorporated by reference in this Offering Circular is accurate only as of the date of such information, regardless of the time of delivery of this Offering Circular or any sale of a Series of Interests. Our business, financial condition, results of operations, and prospects may have changed since that date.

OFFERING SUMMARY

The following summary is qualified in its entirety by the more detailed information appearing elsewhere or incorporated herein and in the Exhibits filed with the Post-Qualification Amendment of which this Offering Circular forms a part.  You should read the entire Offering Circular and carefully consider, among other things, the matters set forth in the section captioned “Risk Factors.”  You are encouraged to seek the advice of your attorney, tax consultant, and business advisor with respect to the legal, tax, and business aspects of an investment in the Interests.  All references in this Offering Circular to “$” or “dollars” are to United States dollars.

The Company:The Company is RSE Archive, LLC, a Delaware series limited liability company formed January 3, 2019.

Underlying Assets
and Offering Price

Per Interest: The Company’s core business is the identification, acquisition, marketing and management of memorabilia, collectible items and alcohol (collectively, the “Memorabilia Assets”), as the Underlying Assets of the Company.

It is not anticipated that any Series will own any assets other than its respective Underlying Asset, plus cash reserves for maintenance, storage, insurance and other expenses pertaining to each Underlying Asset and amounts earned by each Series from the monetization of the Underlying Asset.

The Underlying Asset for each Series and the Offering Price per Interest for each Series is detailed in the Master Series Table in Appendix A.

Securities offered:Investors will acquire membership Interests in a Series of the Company, each of which is intended to be separate for purposes of assets and liabilities.  It is intended that owners of Interest in a Series have only an Interest in assets, liabilities, profits and losses pertaining to the specific Underlying Assets owned by that Series and the related operations of that Series.  See the “Description of Interests Offered” section for further details.  The Interests will be non-voting except with respect to certain matters set forth in the Operating Agreement.  The purchase of membership Interests in a Series of the Company is an investment only in that Series (and with respect to that Series’ Underlying Asset) and not, for the avoidance of doubt, in (i) the Company, (ii) any other Series of Interests, (iii) Rally Holdings, (iv) the Manager, (v) the Asset Manager, (vi) the Platform or (vii) the Underlying Asset associated with the Series or any Underlying Asset owned by any other Series of Interests.

Investors:Each Investor must be a “qualified purchaser.” See “Plan of Distribution and Subscription Procedure – Investor Suitability Standards” for further details. The Manager may, in its sole discretion, decline to admit any prospective Investor, or accept only a portion of such Investor’s subscription, regardless of whether such person is a “qualified purchaser”. Furthermore, the Manager anticipates only accepting subscriptions from prospective Investors located in states where the BOR is registered.

Manager:RSE Archive Manager, LLC, a Delaware limited liability company, is the Manager of the Company and will be the Manager of each Series. The Manager, together with its affiliates, will own a minimum of 1% of each Series upon the Closing of an Offering.

Advisory Board: The Manager has assembled an expert network of advisors with experience in the Asset Class (an “Advisory Board”) to assist the Manager and the Asset Manager in identifying, acquiring and managing Underlying Assets, as well as other aspects of the Platform.

Broker:The Company has entered into an agreement with the BOR, under which the BOR acts as broker of record and is entitled to a Brokerage Fee (as defined below). The sale of membership Interests is being facilitated by the BOR, which is registered as a broker-dealer under the Exchange Act and in each state where the offer or sales of the Interests will occur, and is a member of the Financial Industry Regulatory Authority (“FINRA”) and the Securities Investor Protection Corporation (the “SIPC”). It is anticipated that Interests will be offered and sold only in states where the BOR is registered as a broker-dealer. For the avoidance of doubt, the BOR does not and will not solicit purchases of Interests or make any recommendations regarding the Interests to prospective Investors.

Custodian: The Company has entered into an agreement with the Custodian, a New Jersey limited liability company and a broker-dealer which is registered with the Commission and in each state where Interests in Series of the Company will be sold and with such other regulators as may be required to create brokerage accounts for each Investor for the purpose of holding the Interests issued in any of the Company’s Offerings.  Each Investor’s brokerage account will be created as part of the account creation process on the Platform and all Investors who previously purchased Interests in Offerings of the Company, ongoing or closed, of the Company will be required to opt-in to allow the Custodian to create a brokerage account for them and transfer previously issued Interests into such brokerage accounts. The Custodian is a member of FINRA and the SIPC.

Minimum

Interest purchase:The minimum subscription by an Investor is one (1) Interest in a Series.  The Manager and/or its affiliates must purchase a minimum of 1% of Interests of each Series at the Closing of its each Offering. The purchase price, which is calculated as the Offering Price per Interest times the number of Interests purchased, will be payable in cash at the time of subscription.

Offering size:The Company may offer a Total Minimum and a Total Maximum of Interests in each Series Offering as detailed for each Series highlighted in gray in the Master Series Table in Appendix A. Series not highlighted in gray have completed their respective Offerings at the time of this filing and the number of Interests in the table represents the actual Interests sold in each respective Offering.

Escrow Agent:    Atlantic Capital Bank, N.A., a Georgia banking corporation.

Escrow:    The subscription funds advanced by prospective Investors as part of the subscription process will be held in a non-interest-bearing escrow account with the Escrow Agent until there is a Closing with respect to the applicable Series.  Upon the occurrence of a Closing, the subscription funds will be transferred from the escrow account to the operating account for the applicable Series. The subscription funds will not be transferred to the operating account of such Series unless and until there is a Closing with respect to that Series.

When the Escrow Agent has received instructions from the Manager or the BOR that the Offering will close, and the Investor’s subscription is to be accepted (either in whole or part), then the Escrow Agent shall disburse such Investor’s subscription proceeds in its possession to the operating account of the Series. Amounts paid to the Escrow Agent are categorized as Offering Expenses (as defined below).

If the applicable Offering is terminated without a Closing, or if a prospective Investor’s subscription is not accepted or is cut back due to oversubscription or otherwise, such amounts placed into escrow by prospective Investors will be returned promptly to them without interest.  Any costs and expenses associated with a terminated Offering will be borne by the Manager.

Offering Period:There will be a separate Closing for each Offering. The Closing of an Offering for a particular Series will occur on the earliest to occur of (i) the date that subscriptions for the Total Maximum Interests of such Series have been accepted by the Manager or (ii) a date determined by the Manager in its sole discretion, provided that subscriptions for the Total Minimum Interests of such Series have been accepted.  If the Closing for a Series has not occurred, the applicable Offering shall be terminated upon (i) the date which is one year from the date this Offering Circular is qualified by the Commission, which period may be extended by an additional six months by the Manager in its sole discretion, or (ii) any date on which the Manager elects to terminate such Offering in its sole discretion. In the case where the Company enters into a purchase option agreement, the Offering may never be launched, or a Closing may not occur, in the event that the Company does not exercise the purchase option before the purchase option agreement’s expiration date.

Lock-Up Period:The Rally Entities shall be subject to a 90-day lock-up period starting the day of Closing, for any Interests which it purchases in an Offering.

Additional Investors:An Asset Seller may be issued Interests of such applicable Series as a portion of the total purchase consideration for such Underlying Asset. Any Asset Seller may also purchase a portion of the Interests in a Series beyond such Interests issued as consideration.

Use of Proceeds:The gross proceeds received by a Series from its respective Offering will be applied in the following order of priority upon the Closing:

(i) “Brokerage Fee”: A fee payable to the BOR equal to 1.00% of the gross proceeds of each Offering as compensation for brokerage services;

(ii) Acquisition Cost of the Underlying Asset: Actual cost of the Underlying Asset paid to the Asset Sellers (which may have occurred prior to the Closing).

The Company will typically acquire Underlying Assets through the following methods:

1)Upfront purchase – the Company acquires an Underlying Asset from an Asset Seller prior to the launch of the Offering related to the Series

2)Purchase agreement – the Company enters into an agreement with an Asset Seller to acquire an Underlying Asset, which may expire prior to the Closing of the Offering for the related Series, in which case the Company is obligated to acquire the Underlying Asset prior to the Closing

3)Purchase option agreement – the Company enters into a purchase option agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset

The Company’s acquisition method for each Underlying Asset is noted in the Master Series Table in Appendix A.

(iii) “Offering Expenses”: In general, these costs include actual legal, accounting, escrow, filing, wire-transfer, compliance costs and custody fees incurred by the Company in connection with an Offering (and excludes ongoing costs described in Operating Expenses (as defined below)), as applicable, paid to legal advisors, brokerage firms, escrow agents, underwriters, printing companies, financial institutions, accounting firms and the Custodian, as the case may be. The custody fee, as of the date hereof, is a fee payable to the Custodian equal to 0.75% of the gross proceeds from the Offering, but at a minimum of $500 per Offering (the “Custody Fee”), as compensation for custody service related to the Interests issued and placed into Custodian brokerage accounts on behalf of the Interest Holders. In the case of each Series notated in the Master Series Table in Appendix A, the Custody Fee will be funded from proceeds of the respective Offering unless otherwise noted.

(iv) “Acquisition Expenses”: These include costs associated with the evaluation, investigation and acquisition of the Underlying Asset, plus any interest accrued on loans made to the Company by the Manager or the Asset Manager, an affiliate of the Manager or Asset Manager, a director, an officer or a third party, in each case for funds used to acquire the Underlying Asset or any options in respect of such purchase.  Except as otherwise noted, any such loans by affiliates of the Company accrue interest at the Applicable Federal Rate (as defined in the Internal Revenue Code), and any other loans accrue interest as described herein.

(v) “Sourcing Fee”: A fee paid to the Manager as compensation for identifying and managing the acquisition of the Underlying Asset, not to exceed the maximum Sourcing Fee for the applicable Series, as detailed in Master Series Table in Appendix A for each respective Series.

The Manager or the Asset Manager pays the Offering Expenses and Acquisition Expenses on behalf of each Series and is reimbursed by the Series from the proceeds of a successful Offering.  See the “Use of Proceeds” section for each respect Series in Appendix B and the “Plan of Distribution and Subscription Procedure – Fees and Expenses” section for further details.

Operating expenses:“Operating Expenses” are costs and expenses, allocated in accordance with the Company’s expense allocation policy (see “Description of the Business – Allocations of Expenses” section), attributable to the activities of each Series including:

•costs incurred in managing the Underlying Asset, including, but not limited to storage, maintenance and transportation costs (other than transportation costs described in Acquisition Expenses);

•costs incurred in preparing any reports and accounts of the Series, including any tax filings and any annual audit of the accounts of the Series (if applicable) or costs payable to the registrar and transfer agent and any reports to be filed with the Commission including periodic reports on Forms 1-K, 1-SA and 1-U;

•any indemnification payments; and

•any and all insurance premiums or expenses in connection with the Underlying Asset, including insurance required for utilization at and transportation of the Underlying Asset to events under Membership Experience Programs (as described in “Description of the Business – Business of the Company”) (excluding any insurance taken out by a corporate sponsor or individual paying to showcase an asset at an event, but including, if obtained, directors and officers insurance of the directors and officers of the Manager or the Asset Manager).

The Manager or the Asset Manager has agreed to pay and not be reimbursed for Operating Expenses incurred prior to the Closing with respect to each Offering notated in the Master Series Table in Appendix A. Offerings for which no Closing has occurred are highlighted in gray in the Master Series Table.

Operating Expenses of a Series incurred post-Closing shall be the responsibility of the applicable Series.  However, if the Operating Expenses of a particular Series exceed the amount of reserves retained by or revenues generated from the applicable Underlying Asset, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to such Series, on which the Manager or the Asset Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue

Code), and be entitled to reimbursement of such amount from future revenues generated by the applicable Underlying Asset (an “Operating Expenses Reimbursement Obligation”), or (c) cause additional Interests to be issued in the applicable Series in order to cover such additional amounts.

No revenue models have been developed at the Company or Series level, and we do not expect either the Company or any of its Series to generate any revenues for some time.  We expect each Series to incur Operating Expenses Reimbursement Obligations, or for the Manager or the Asset Manager to pay such Operating Expenses incurred and not seek reimbursement, to the extent such Series does not have sufficient reserves for such expenses.  See discussion of “Description of the Business – Operating Expenses” for additional information.

Further issuance of

Interests: A further issuance of Interests of a Series may be made in the event the Operating Expenses of that Series exceed the income generated from its Underlying Asset and cash reserves of that Series.  This may occur if the Company does not take out sufficient amounts under an Operating Expenses Reimbursement Obligation or if the Manager or the Asset Manager does not pay for such Operating Expenses without seeking reimbursement. See “Dilution” for additional information.

Asset Manager:The Asset Manager is Rally Holdings LLC, a Delaware limited liability company.

Platform:Rally Holdings owns and operates the Rally Rd.™ Platform, through which substantially all of the sales of the Interests are executed and through which resale transactions may be executed during Trading Windows, if any.

Free Cash Flow: Free Cash Flow for a particular Series equals its net income as determined under U.S. Generally Accepted Accounting Principles plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) less any capital expenditures related to its Underlying Asset.  The Manager may maintain Free Cash Flow funds in separate deposit accounts or investment accounts for the benefit of each Series.

Management Fee:As compensation for the services provided by the Asset Manager under the Asset Management Agreement (see “Description of the Business” – “Description of the Asset Management Agreement” for additional information) for each Series, the Asset Manager is paid a semi-annual fee of up to 50% of any Free Cash Flow generated by a particular Series.  The Management Fee only becomes due and payable if there is sufficient Free Cash Flow to distribute as described in Distribution Rights below.  For tax and accounting purposes, the Management Fee will be accounted for as an expense on the books of the Series.

Distribution Rights:The Manager has sole discretion in determining what distributions of Free Cash Flow, if any, are made to Interest Holders of a Series. Any Free Cash Flow generated by a Series from the utilization of its Underlying Asset shall be applied by that Series in the following order of priority:

•repay any amounts outstanding under Operating Expenses Reimbursement Obligations for that Series, plus accrued interest;

•thereafter to create such reserves for that Series as the Manager deems necessary, in its sole discretion, to meet future Operating Expenses of that Series;

•thereafter, no less than 50% (net of corporate income taxes applicable to that Series) by way of distribution to the Interest Holders of that Series, which may include the Asset Sellers of its Underlying Asset or the Manager or any of its affiliates; and

•up to 50% to the Asset Manager in payment of the Management Fee for that Series.

Following the sale of the Underlying Asset associated with a Series and the liquidation of such Series, any Free Cash Flow generated from such liquidating sale of the Underlying Asset shall be applied by that Series in the following order of priority:

•repay any amounts outstanding under liabilities of the Series, including potential Operating Expenses Reimbursement Obligations for that Series, plus accrued interest;

•thereafter, withhold any amounts required for federal, state and local corporate taxes related to the sale of the Underlying Asset; and

•thereafter, distribution to the Interest Holders of that Series, which may include the Asset Sellers of its Underlying Asset or the Manager or any of its affiliates, based on each Interest Holder’s pro-rata share of Interests of that Series.

Timing of Distributions:The Manager may make semi-annual distributions of Free Cash Flow remaining to Interest Holders of a Series, subject to the Manager’s right, in its sole discretion, to withhold distributions, including the Management Fee, to meet anticipated costs and liabilities of such Series.  The Manager may change the timing of potential distributions to Interest Holders of a Series in its sole discretion.

Fiduciary Duties:The Manager may not be liable to the Company, any Series or the Investors for errors in judgment or other acts or omissions not amounting to willful misconduct or gross negligence, since provision has been made in the Operating Agreement for exculpation of the Manager. Therefore, Investors have a more limited right of action than they would have absent the limitation in the Operating Agreement.

Indemnification:None of the Rally Entities, nor any of their respective current or former directors, officers, employees, partners, shareholders, members, controlling persons, agents or independent contractors, members of the Advisory Board, nor persons acting at the request of the Company or any Series in certain capacities with respect to other Rally Entities (collectively, the “Indemnified Parties”), will be liable to the Company, any Series or any Interest Holders for any act or omission taken by the Indemnified Parties in connection with the business of the Company or a Series that has not been determined in a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

The Company or, where relevant, each Series of the Company (whether offered hereunder or otherwise) will indemnify the Indemnified Parties out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving as Indemnified Parties with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence. Unless attributable to a specific Series or a specific Underlying Asset, the costs of meeting any indemnification obligation will be allocated pro rata across each Series based on the value of each Underlying Asset.

Transfers:The Manager may refuse a transfer by an Interest Holder of its Interest if such transfer would result in (a) there being more than 2,000 beneficial owners of a Series or more than 500 beneficial owners of a Series that are not “accredited investors,” (b) the assets of a Series being deemed plan assets for purposes of ERISA (as described in “Plan of Distribution” – “Investor Suitability Standards”), (c) such Interest Holder holding in excess of 19.9% of a Series, (d) a change of U.S. federal income tax treatment of the Company and/or a Series, or (e) the Company, any Series, the Manager, its affiliates, or the Asset Manager being subject to additional regulatory requirements. Furthermore, as the

Interests are not registered under the Securities Act of 1933, as amended (the “Securities Act”), transfers of Interests may only be effected pursuant to exemptions under the Securities Act and permitted by applicable state securities laws.  See “Description of Interests Offered – Transfer Restrictions” for more information.

Governing law:To the fullest extent permitted by applicable law, the Company and the Operating Agreement are governed by Delaware law and any dispute in relation to the Company and the Operating Agreement is subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, except where Federal law requires that certain claims be brought in Federal courts, as in the case of claims brought under the Securities Exchange Act of 1934, as amended. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the Delaware exclusive forum provision set forth in the Operating Agreement will not preclude or contract the scope of exclusive federal or concurrent jurisdiction for actions brought under the Exchange Act or the Securities Act, or the respective rules and regulations promulgated thereunder, or otherwise limit the rights of any Investor to bring any claim under such laws, rules or regulations in any United States federal district court of competent jurisdiction.  If an Interest Holder were to bring a claim against the Company or the Manager pursuant to the Operating Agreement, it would be required to do so in the Delaware Court of Chancery to the extent the claim is not vested in the exclusive jurisdiction of a court or forum other than the Delaware Court of Chancery, or for which the Delaware Court of Chancery does not have subject matter jurisdiction, or where exclusive jurisdiction is not permitted under applicable law.

RISK FACTORS

The Interests offered hereby are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. There can be no assurance that the Company’s investment objectives will be achieved, that you will earn a return on your investment in Interests or that a secondary market would ever develop for the Interests, whether through the Platform (see “Description of the Business – Liquidity Platform” for additional information), via third party registered broker-dealers or otherwise. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance and/or the value of the Interests. If any of these risks actually occur, the value of the Interests may be materially adversely affected.  Prospective Investors should obtain their own legal and tax advice prior to making an investment in the Interests and should be aware that an investment in the Interests may be exposed to other risks of an exceptional nature from time to time. The following considerations are among those that should be carefully evaluated before making an investment in the Interests.

Risks Relating to the Structure, Operation and Performance of the Company

An investment in an Offering constitutes only an investment in that Series and not in the Company or directly in any Underlying Asset.

An Investor in an Offering will acquire an ownership Interest in the Series of Interests related to that Offering and not, for the avoidance of doubt, in (i) the Company, (ii) any other Series of Interests, (iii) the Manager, (iv) the Asset Manager, (v) the Platform or (vi) directly in the Underlying Asset associated with the Series or any Underlying Asset owned by any other Series of Interests.  This results in limited voting rights of the Investor, which are solely related to a particular Series, and are further limited by the Operating Agreement of the Company, described further herein.  Investors will have voting rights only with respect to certain matters, primarily relating to amendments to the Operating Agreement that would adversely change the rights of the Interest Holders and removal of the Manager for “cause”.  The Manager thus retains significant control over the management of the Company and each Series and the Asset Manager thus retains significant control over the Underlying Assets.  Furthermore, because the Interests in a Series do not constitute an investment in the Company as a whole, holders of the Interests in a Series are not expected to receive any economic benefit from the assets of, or be subject to the liabilities of, any other Series.  In addition, the economic Interest of a holder in a Series will not be identical to owning a direct undivided Interest in an Underlying Asset because, among other things, a Series will be required to pay corporate taxes before distributions are made to the holders, and the Asset Manager will receive a fee in respect of its management of the Underlying Asset.

There is currently no trading market for our securities.  An active market in which Investors can resell their Interests may not develop.

Currently no public trading market for any Interests exists, and an active market may not develop or be sustainable.  If an active public or private trading market for our securities do not develop or is not sustainable, it may be difficult or impossible for you to resell your Interests at any price. Although there is a possibility that the Platform (see “Description of the Business – Liquidity Platform” for additional information), which is a discretionary and irregular matching service of a registered broker-dealer, may permit some liquidity, the resulting auction process does not operate like a stock exchange or other traditional trading markets. The Trading Windows (as described in “Description of the Business – Liquidity Platform”) for Interests may occur infrequently and may be open for only short time periods. There can be no assurance that a matching transaction will be found for any given Investor who attempts to purchase or sell an Interest in a Trading Window. Furthermore, there can be no guarantee that the broker will continue to provide these services or that the Company or its Manager will pay any fees or other amounts that would be required to maintain that service. Without any such matching service, it may be difficult or impossible for you to dispose of your Interests, and even if there is such a matching service you might not be able to effect a resale through the Platform. Accordingly, you may have no liquidity for your Interests, particularly if the Underlying Asset in respect of that Interest is never sold. Even if a public or private market does develop through the Platform or otherwise for a Series, the price of the Interests at which you could sell your Interests might be below the amount you paid for them.

There may be state law restrictions on an Investor’s ability to sell the Interests.

Each state has its own securities laws, often called “Blue Sky” laws, which (1) limit sales of securities to a state’s residents unless the securities are registered in that state or qualify for an exemption from registration and (2) govern the reporting requirements for brokers and dealers doing business directly or indirectly in the state.  Before a security is sold in a state, there must be a registration in place to cover the transaction, or it must be exempt from registration.  Also, the broker or dealer must be registered in that state.  We do not know whether our securities will be registered, or exempt, under the laws of any states.  A determination regarding registration will be made by the broker-dealers, if any, who agree to serve as the market-makers for our Interests.  There may be significant state Blue Sky law restrictions on the ability of Investors to sell, and on purchasers to buy, our Interests.  Investors should consider the resale market for our securities to be limited.  Investors may be unable to resell their securities, or they may be unable to resell them without the significant expense of state registration or qualification, or opinions to our satisfaction that no such registration or qualification is required.

We do not have a significant operating history and, as a result, there is a limited amount of information about us on which to base an investment decision.

The Company was formed in January 2019 and the first Series of Interests were sold by the Company in October 2019. No Series has generated any revenues and we have a limited operating history upon which prospective Investors may evaluate their performance.  Furthermore, of the 179 Offerings that have had a Closing, only 9 of such Series have sold their Underlying Asset.  See the Management’s Discussion and Analysis section for additional information.  No guarantee can be given that the Company or any Series will achieve their investment objectives, the value of any Underlying Asset will increase or that any Underlying Asset will be successfully monetized.

There can be no guarantee that the Company will reach its funding target from potential Investors with respect to any Series or future proposed Series of Interests.

Due to the start-up nature of the Company and the Manager, there can be no guarantee that the Company will reach its funding target from potential Investors with respect to any Series or future proposed Series of Interests.  In the event the Company does not reach a funding target, it may not be able to achieve its investment objectives by acquiring additional Underlying Assets through the issuance of further Series of Interests and monetizing them to generate distributions for Investors.  In addition, if the Company is unable to raise funding for additional Series of Interests, this may impact any Investors already holding Interests as they will not see the benefits which may arise from economies of scale following the acquisition by other Series of Interests of additional Underlying Assets and other monetization opportunities (e.g., hosting events with the collection of Memorabilia Assets).

There is substantial doubt about our ability to continue as a going concern.

The Company’s and each listed Series’ ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due.  From inception, the Company and the Series have financed their business activities through capital contributions to the Company and individual Series from the Manager (or its affiliates). However, there is no obligation or assurance that the Manager will provide such required capital. Until such time as the Series have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings for individual Series may be used to create reserves for future operating expenses for such individual Series at the sole discretion of the Manager. There can be no assurance that the Manager will continue to fund such expenses. These factors raise substantial doubt about the Company’s ability to continue as a going concern for the twelve months following the date of this Offering Circular.

There are few businesses that have pursued a strategy or investment objective similar to the Company’s.

We believe the number of other companies conducting similar offerings in the Asset Class or proposing to run a platform for the purchase of Interests in the Asset Class is limited to date. One business that is affiliated with the Company, RSE Collection, LLC, has pursued a similar strategy with a different asset class. The Company and the Interests may not gain market acceptance from potential Investors, potential Asset Sellers or service providers within the Asset Class’ industry, including insurance companies, storage facilities or maintenance partners.  This could result in an inability of the Asset Manager to operate the Underlying Assets profitably.  This could impact the issuance of further Series of Interests and additional Underlying Assets being acquired by the Company.  This would further inhibit market acceptance of the Company, and if the Company does not acquire any additional Underlying Assets, Investors would not receive any benefits which may arise from economies of scale (such as reduction in storage costs as a large number of Underlying Assets are stored at the same facility, group discounts on insurance and the ability to monetize Underlying Assets through Museums or other Membership Experience Programs (as described in “Description of the Business – Business of the Company”) that would require the Company to own a substantial number of Underlying Assets).

Offering amount exceeds value of Underlying Asset.

The size of each Offering will exceed the purchase price of the related Underlying Asset as at the date of such Offering (as the net proceeds of the Offering in excess of the purchase price of the Underlying Asset will be used to pay fees, costs and expenses incurred in making the Offering and acquiring the Underlying Asset).  If an Underlying Asset were to be sold and there had not been substantial appreciation of the value of the Underlying Asset prior to such sale, there may not be sufficient proceeds from the sale of the Underlying Asset to repay Investors the amount of their initial investment (after first paying off any liabilities on the Underlying Asset at the time of the sale including but not limited to any outstanding Operating Expenses Reimbursement Obligation) or any additional profits in excess of that amount.

Excess Operating Expenses could materially and adversely affect the value of Interests and result in dilution to Investors.

Operating Expenses related to a particular Series incurred post-Closing shall be the responsibility of the Series.  However, if the Operating Expenses of a particular Series exceed the amount of revenues generated from the Underlying Asset of such Series, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the particular Series, on which the Manager or the Asset Manager may impose a reasonable rate of interest, and be entitled to Operating Expenses Reimbursement Obligations, or (c) cause additional Interests to be issued in such Series in order to cover such additional amounts.

If there is an Operating Expenses Reimbursement Obligation, this reimbursable amount between related parties would be repaid from the Free Cash Flow generated by the applicable Series and could reduce the amount of any future distributions payable to Investors in that Series.  If additional Interests are issued in a particular Series, this would dilute the current value of the Interests of that Series held by existing Investors and the amount of any future distributions payable to such existing Investors.  Further, any additional issuance of Interests of a Series could result in dilution of the holders of that Series.

We are reliant on the Manager and Asset Manager and their respective personnel. Our business and operations could be adversely affected if the Manager or Asset Manager lose key personnel.

The successful operation of the Company (and therefore, the success of the Interests) is in part dependent on the ability of the Manager and the Asset Manager to source, acquire and manage the Underlying Assets and for Rally Holdings to maintain the Platform.  As the Manager and Asset Manager have been in existence only since March 2019 and October 2020, respectively, and are early-stage startup companies, they have no significant operating history. Further, while the Asset Manager will also be the Asset Manager for RSE Collection, LLC, another series limited liability company with a similar business model in the collectible automobile asset class, and thus has some similar management experience, its experience is limited, and it has no experience selecting or managing assets in the Asset Class.

In addition, the success of the Company (and therefore, the Interests) is highly dependent on the expertise and performance of the Manager and the Asset Manager and their respective teams, the Asset Manager’s expert network and other investment professionals (which may include third parties) to source, acquire and manage the Underlying Assets.  There can be no assurance that these individuals will continue to be associated with the Manager or the Asset Manager.  The loss of the services of one or more of these individuals could have a material and adverse effect on the Underlying Assets and, in particular, their ongoing management and use to support the investment of the Interest Holders.

Furthermore, the success of the Company and the value of the Interests is dependent on there being a critical mass from the market for the Interests and that the Company is able to acquire a number of Underlying Assets in multiple Series of Interests so that the Investors can benefit from economies of scale which may arise from holding more than one Underlying Asset (e.g., a reduction in transport costs if a large number of Underlying Assets are transported at the same time).  In the event that the Company is unable to source additional Underlying Assets due to, for example, competition for such Underlying Assets or lack of Underlying Assets available in the marketplace, then this could materially impact the success of the Company and each Series by hindering its ability to acquire additional Underlying Assets through the issuance of further Series of Interests and monetizing them together with the Underlying Assets at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”) to generate distributions for Investors.

If the Company’s series limited liability company structure is not respected, then Investors may have to share any liabilities of the Company with all Investors and not just those who hold the same Series of Interests as them.

The Company is structured as a Delaware series limited liability company that issues a separate Series of Interests for each Underlying Asset.  Each Series of Interests will merely be a separate Series and not a separate legal entity.  Under the Delaware Limited Liability Company Act (the “LLC Act”), if certain conditions (as set forth in Section 18-215(b) of the LLC Act) are met, the liability of Investors holding one Series of Interests is segregated from the liability of Investors holding another Series of Interests and the assets of one Series of Interests are not available to satisfy the liabilities of other Series of Interests.  Although this limitation of liability is recognized by the courts of Delaware, there is no guarantee that if challenged in the courts of another U.S. State or a foreign jurisdiction, such courts will uphold a similar interpretation of Delaware corporation law, and in the past certain jurisdictions have not honored such interpretation.  If the Company’s series limited liability company structure is not respected, then Investors may have to share any liabilities of the Company with all Investors and not just those who hold the same Series of Interests as them.  Furthermore, while we intend to continue to maintain separate and distinct records for each Series of Interests and account for them separately and otherwise meet the requirements of the LLC Act, it is possible a court could conclude that the methods used did not satisfy Section 18-215(b) of the LLC Act and thus potentially expose the assets of a Series to the liabilities of another Series of Interests.  The consequence of this is that Investors may have to bear higher than anticipated expenses which would adversely affect the value of their Interests or the likelihood of any distributions being made by a particular Series to its Investors.  In addition, we are not aware of any court case that has tested the limitations on inter-series liability provided by Section 18-215(b) in federal bankruptcy courts and it is possible that a bankruptcy court could determine that the assets of one Series of Interests should be applied to meet the liabilities of the other Series of Interests or the liabilities of the Company generally where the assets of such other Series of Interests or of the Company generally are insufficient to meet our liabilities.

For the avoidance of doubt, as of the date of this Offering Circular, the Series highlighted in gray in the Master Series Table in Appendix A have not commenced operations, are not capitalized and have no assets or liabilities and no such Series will commence operations, be capitalized or have assets and liabilities until such time as a Closing related to such Series has occurred.

If any fees, costs and expenses of the Company are not allocable to a specific Series of Interests, they will be borne proportionately across all of the Series of Interests (which may include future Series of Interests to be issued).  Although the Manager will allocate fees, costs and expenses acting reasonably and in accordance with its allocation policy (see “Description of the Business – Allocations of Expenses” section), there may be situations where it is difficult to allocate fees, costs and expenses to a specific Series of Interests and therefore, there is a risk that a Series of Interests may bear a proportion of the fees, costs and expenses for a service or product for which another Series of Interests received a disproportionately high benefit.

We maintain physical, technical, and administrative security measures designed to protect our systems against cyber-attacks and unauthorized disclosure of sensitive data.  If these efforts are not successful, our business and operations could be disrupted, our operating results and reputation could be harmed, and the value of the Interests could be materially and adversely affected.

The highly automated nature of the Platform through which potential Investors may acquire or transfer Interests may make it an attractive target to cyber threat actors.  The Platform processes certain confidential information about Investors, the Asset Sellers, and the Underlying Assets.  While we maintain commercially reasonable measures to protect this confidential information and our information systems, security incidents involving the Platform, the Company, the Asset Manager, the Manager, or any of their respective service providers remain a risk.  Unauthorized access to or disclosure or acquisition of confidential information, whether accidental or intentional, can lead to harm such as identity theft and fraud.  Security incidents could also expose the Company to liability related to the loss of confidential information, such as time-consuming and expensive litigation and negative publicity, regulatory investigations and penalties, as well as the degradation of the proprietary nature of the trade secrets of the Asset Manager, the Manager, and the Company.  If security measures are breached because of third-party action, employee error, malfeasance, or otherwise, or if design flaws in the Platform software are exposed and exploited, the relationships between the Company, Investors, users and the Asset Sellers could be severely damaged, and the Company, the Asset Manager, or the Manager could incur significant liability.  Security incidents can also disrupt business operations, diverting attention from utilization of the Underlying Assets and causing a material negative impact on the value of Interests or the potential for distributions to be made on the Interests.

Because techniques and malware used to sabotage or obtain unauthorized access to systems change frequently and may not be captured by existing security tools and software, the Company, the third-party hosting service used by the Platform, and other third-party service providers may be unable to prevent all cyber-attacks.  In addition, federal regulators and many federal and state laws and regulations require companies to notify individuals of data security breaches involving their personal data.  These mandatory disclosures regarding a security breach can be costly to implement and often lead to negative publicity, which may cause Investors, the Asset Sellers, or service providers within the industry, including insurance companies, to lose confidence in the effectiveness of the secure nature of the Platform.  Any security breach, whether actual or perceived, would harm the reputation of the Asset Manager, the Manager, the Company, and the Platform, and the Company could lose Investors and the Asset Sellers as a result thereof.  This would impair the ability of the Company to achieve its objectives of acquiring additional Underlying Assets through the issuance of further Series of Interests and monetizing them at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”).

System limitations or failures could harm our business and may cause the Asset Manager or Manager to intervene into activity on our Platform.

Our business depends in large part on the integrity and performance of the technology, computer and communications systems supporting them. If new systems fail to operate as intended or our existing systems cannot expand to cope with increased demand or otherwise fail to perform, we could experience unanticipated disruptions in service, slower response times and delays in the introduction of new products and services. These consequences could result in service outages, adverse effects on primary issuance or Trading Windows, through the Platform and during Trading Windows (as described in “Description of the Business – Liquidity Platform”), resulting in decreased customer satisfaction and regulatory sanctions.

Our Platform has experienced systems failures and delays in the past and could experience future systems failures and delays. In such cases the Asset Manager has and may in the future (along with the Manager) take corrective actions as it reasonably believes are in the best interests of Investors or potential Investors. For example, our technology system has in certain instances over-counted the number of subscriptions made in an initial Offering, when volume of subscriptions has rapidly increased. In these cases, the Asset Manager has confirmed with the Investors to remove the duplicate subscriptions and, rather than opening the Offering back up for additional Investors, has purchased the Interests underlying such duplicate subscriptions for its own account at the same terms as all other Investors would purchase such Interests.

If subscription or trading volumes in the future increase unexpectedly or other unanticipated events occur, we may need to expand and upgrade our technology, transaction processing systems and network infrastructure. We do not know whether we will be able to accurately project the rate, timing or cost of any volume increases, or expand and upgrade our systems and infrastructure to accommodate any increases in a timely manner.

While we have programs in place to identify and minimize our exposure to vulnerabilities and to share corrective measures with our business partners, we cannot guarantee that such events will not occur in the future. Any system issue that causes an interruption in services, including the Platform, decreases the responsiveness of our services or otherwise affects our services could impair our reputation, damage our brand name and negatively impact our business, financial condition and operating results.

Our Platform is highly technical and may be at a risk to malfunction.

Our Platform is a complex system composed of many interoperating components and incorporates software that is highly complex. Our business is dependent upon our ability to prevent system interruption on our Platform. Our software, including open source software that is incorporated into our code, may now or in the future contain undetected errors, bugs, or vulnerabilities. Some errors in our software code may only be discovered after the code has been released. Bugs in our software, third-party software including open source software that is incorporated into our code, misconfigurations of our systems, and unintended interactions between systems could cause downtime that would impact the availability of our service to Platform users. We have from time to time found defects or errors in our system and may discover additional defects in the future that could result in Platform unavailability or system disruption. In addition, we have experienced outages on our Platform due to circumstances within our control, such as outages due to software limitations. We rely on Amazon Web Services, Inc. (“AWS”) data centers for the operation of our Platform. If the AWS data centers fail, our Platform users may experience down time. If sustained or repeated, any of these outages could reduce the attractiveness of our Platform to Platform users. In addition, our release of new software in the past has inadvertently caused, and may in the future cause, interruptions in the availability or functionality of our Platform. Any errors, bugs, or vulnerabilities discovered in our code or systems after release could result in an interruption in the availability of our Platform or a negative experience for users and Investors and could also result in negative publicity and unfavorable media coverage, damage to our reputation, loss of Platform users, loss of revenue or liability for damages, regulatory inquiries, or other proceedings, any of which could adversely affect our business and financial results.

There can be no guarantee that any liquidity mechanism for secondary sales of Interests will develop on our Platform in the manner described, that registered broker-dealers will desire to facilitate liquidity in the Interests for a level of fees that would be acceptable to Investors or at all, that such Trading Windows will occur with high frequency if at all, that a market-clearing price (e.g., a price at which there is overlap between bid and ask prices) will be established during any Trading Window or that any buy or sell orders will be filled.

We anticipate that liquidity will be limited until sufficient interest has been generated on the Rally Rd.TM Platform, which may never occur (see “Description of the Business – Liquidity Platform” for additional information).  Liquidity for the Interests in large part depends on the market supply of and demand for Interests during the Trading Window (as described in “Description of the Business – Liquidity Platform”), as well as applicable laws and restrictions under the Company’s Operating Agreement. It is anticipated, however, that such Trading Windows will happen on a recurring basis, although there can be no assurance that Trading Windows for a Series will occur on a regular basis or at all. Further, the frequency and duration of any Trading Window will be subject to adjustment by the brokers.

We do not anticipate the use of Manager-owned Interests for liquidity or to facilitate the resale of Interests held by Investors.

Currently, the Manager does not intend to sell any Interests which it holds or may hold prior to the liquidation of an Underlying Asset.  Thus, the Manager does not currently intend to take any action which might provide liquidity or facilitate the resale of Interests held by Investors. Notwithstanding the foregoing, the Manager may from time to time transfer a small number of Interests to unrelated third parties for promotional purposes. Furthermore, the Manager may from time to time decide to sell a portion of Interests it owns in a particular Series through the Platform (see “Description of the Business – Liquidity Platform” for additional information) or in any other manner otherwise permitted under the Company’s Operating Agreement.

Abuse of our advertising or social platforms may harm our reputation or user engagement.

 The Asset Manager provides content or posts ads about the Company and Series through various social media platforms that may be influenced by third parties. Our reputation or user engagement may be negatively affected by activity that is hostile or inappropriate to other people, by users impersonating other people or organizations, by disseminating information about us or to us that may be viewed as misleading or intended to manipulate the opinions of our users, or by the use of the Asset Manager’s products or services, including the Platform, that violates our terms of service or otherwise for objectionable or illegal ends. Preventing these actions may require us to make substantial investments in people and technology and these investments may not be successful, adversely affecting our business.

If we are unable to protect our intellectual property rights, our competitive position could be harmed, or we could be required to incur significant expenses to enforce our rights.

Our ability to compete effectively is dependent in part upon our ability to protect our proprietary technology.  We rely on trademarks, trade secret laws, and confidentiality procedures to protect our intellectual property rights.  There can be no assurance these protections will be available in all cases or will be adequate to prevent our competitors from copying, reverse engineering or otherwise obtaining and using our technology, proprietary rights or products. To prevent substantial unauthorized use of our intellectual property rights, it may be necessary to prosecute actions for infringement and/or misappropriation of our proprietary rights against third parties.  Any such action could result in significant costs and diversion of our resources and management’s attention, and there can be no assurance we will be successful in such action.  If we are unable to protect our intellectual property, it could have a material adverse effect on our business and on the value of the Interests.

Our results of operations are likely to continue to be negatively impacted by the coronavirus outbreak.

The spread of COVID-19 created a worldwide public-health crisis that disrupted and that continues to affect the global economy. Efforts to contain the spread of COVID-19, such as travel restrictions, social distancing and vaccination programs, are ongoing. The long-term impacts of the outbreak and of the responses to it are unknown and will continue to evolve, and they could negatively impact the value of the Underlying Assets and Investor demand for Offerings and the Asset Class generally.

The continued spread of COVID-19 has also led to severe disruption and volatility in the global capital markets, which could increase our cost of capital and adversely affect our ability to access the capital markets in the future. It is possible that COVID-19 could cause further economic slowdown or recession or cause other unpredictable events, each of which could adversely affect our business, results of operations or financial condition. In addition, governmental or societal actions and responses following the lifting of containment efforts could have unforeseeable economic consequences that adversely affect our business, results of operations or financial condition.

The extent to which COVID-19 and the response to the pandemic continue to impact our financial results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of the COVID-19 outbreak, actions taken to contain the outbreak or treat its impact, and any mutations or variations that affect the efficacy of vaccines and other containment measures, among others. Moreover, the COVID-19 outbreak has had and may continue to have indeterminable adverse effects on general commercial activity and the world economy, and our business and results of operations could continue to be adversely affected to the extent that COVID-19 or any other pandemic harms the global economy generally.

Actual or threatened epidemics, pandemics, outbreaks, or other public health crises may adversely affect our business.

Our business could be materially and adversely affected by the risks, or the public perception of the risks, related to an epidemic, pandemic, outbreak, or other public health crisis, such as the  COVID-19 pandemic. The risk, or public perception of the risk, of a pandemic or media coverage of infectious diseases could adversely affect the value of the Underlying Assets and our Investors or prospective Investors financial condition, resulting in reduced demand for the Offerings and the Asset Class generally. Further, such risks could cause a decrease to the attendance of our Membership Experience Programs (as described in “Description of the Business – Business of the Company”), or cause certain of our partners to avoid holding in person events. Moreover, an epidemic, pandemic, outbreak or other public health crisis, such as COVID-19, could cause employees of the Asset Manager, on whom we rely to manage the logistics of our business, including Membership Experience Programs, or on-site employees of partners to avoid any involvement with our Membership Experience Programs, which would adversely affect our ability to hold such events or to adequately staff and manage our businesses.  “Shelter-in-place” or other such orders by governmental entities could also disrupt our operations, if employees who cannot perform their responsibilities from home, are not able to report to work.  Risks related to an epidemic, pandemic or other health crisis, such as COVID-19, could also lead to the complete or partial closure of one or more of our facilities or operations of our sourcing partners for the Underlying Assets.

Risks Relating to the Offerings

We are offering our Interests pursuant to Tier 2 of Regulation A, and we cannot be certain if the reduced disclosure requirements applicable to Tier 2 issuers will make our Interests less attractive to Investors as compared to a traditional initial public offering.

As a Tier 2 issuer, we are subject to scaled disclosure and reporting requirements which may make an investment in our Interests less attractive to Investors who are accustomed to enhanced disclosure and more frequent financial reporting.  The differences between disclosures for Tier 2 issuers versus those for emerging growth companies include, without limitation, needing to file only semiannual reports as opposed to quarterly reports and far fewer circumstances where a current disclosure would be required.  In addition, given the relative lack of regulatory precedent regarding the recent amendments to Regulation A, there is some regulatory uncertainty in regard to how the Commission or the individual state securities regulators will regulate both the offer and sale of our securities, as well as any ongoing compliance that we may be subject to.  For example, a number of states have yet to determine the types of filings and amount of fees that are required for such an Offering.  If our scaled disclosure and reporting requirements, or regulatory uncertainty regarding Regulation A, reduces the attractiveness of the Interests, we may be unable to raise the funds necessary to fund future Offerings, which could impair our ability to develop a diversified portfolio of Underlying Assets and create economies of scale, which may adversely affect the value of the Interests or the ability to make distributions to Investors.

We have previously identified a material weakness in our internal control over financial reporting. While we believe that such material weakness has been remediated, if additional material weaknesses are discovered in the future, we may not be able to report our financial condition or results of operations accurately or timely, which may result in a loss of investor confidence in our financial reports, significant expenses to remediate any internal control deficiencies, and ultimately have an adverse effect on our business or financial condition.

As a Tier 2 issuer, we do not need to provide a report on the effectiveness of our internal controls over financial reporting and are exempt from the auditor attestation requirements concerning any such report so long as we are a Tier 2 issuer. Nevertheless, we periodically assess our internal controls over financial reporting.  We previously identified a material weakness in financial reporting relating to the operation of certain review controls over the preparation of the 2019 statements of cash flows.  While we believe that we have remediated such material weakness, if additional material weaknesses are discovered in the future, or if we otherwise fail to achieve and maintain an effective internal control environment, we could suffer material misstatements in our financial statements and fail to meet our reporting obligations, which would likely cause investors to lose confidence in our reported financial information. Additionally, ineffective internal control over financial reporting could expose us to increased risk of fraud or misuse of corporate assets and subject us to potential regulatory investigations, civil or criminal sanctions and class action litigation.

If either the Manager or Asset Manager is required to register as a broker-dealer, the Manager or Asset Manager may be required to cease operations and any Series of Interests offered and sold without such proper registration may be subject to a right of rescission.

The sale of membership Interests is being facilitated by the BOR, a broker-dealer registered under the Exchange Act and member of FINRA, which is registered in each state where the offer or sales of the Interests will occur. It is anticipated that Interests will be offered and sold only in states where the BOR is registered as a broker-dealer. For the avoidance of doubt, the BOR will not solicit purchases and will not make any recommendations regarding the Interests. Neither the BOR, nor any other entity, receives a finder’s fee or any underwriting or placement agent discounts or commissions in relation to any Offering of Interests. If the Asset Manager or the Manager, neither of which is a registered broker-dealer under the Exchange Act or any state securities laws, has itself engaged in brokerage activities that require registration, including initial sale of the Interests on the Platform and permitting a registered broker-dealer to facilitate resales or other liquidity of the Interests on the Platform (see “Description of the Business - Liquidity Platform” for additional information), the Manager or the Asset Manager may need to stop operating and therefore, the Company would not have an entity managing the Series’ Underlying Assets. In addition, if the Manager or Asset Manager is ultimately found to have engaged in activities requiring registration as “broker-dealer” without either being properly registered as such, there is a risk that any Series of Interests offered and sold while the Manager or Asset Manager was not so registered may be subject to a right of rescission, which may result in the early termination of the Offerings.  We have been made aware by the staff of the Securities and Exchange

Commission (the “SEC Staff”) that certain of our activities may have required such registration, and the matter is under investigation by the SEC Staff.

If the Platform is ultimately found to be a securities exchange or alternative trading system, we may be required to cease operating the Platform and such cessation would materially and adversely affect your ability to transfer your Interests.

We have been made aware by the SEC Staff that the Platform (see “Description of the Business – Liquidity Platform”) operated by the Asset Manager may be a securities exchange or alternative trading system under the Exchange Act, and the matter is under investigation by the SEC Staff.  If it is ultimately determined that the Platform is a securities exchange or alternative trading system then we would be required to register as a securities exchange or broker-dealer, either of which would significantly increase the overhead expenses of the Asset Manager and could cause the Asset Manager to wind down the Platform.  Further, if we are ultimately found to be in violation of the Exchange Act due to operation of an unregistered exchange, we could be subject to significant monetary penalties, censure or other actions that may have a material and adverse effect on the Asset Manager and may require it to cease operating the Platform or otherwise be unable to maintain the Platform, which would materially and adversely affect your ability to transfer your Interests.

If we are required to register any Series of Interests under the Exchange Act, it would result in significant expense and reporting requirements that would place a burden on the Manager and Asset Manager and may divert attention from management of the Underlying Assets by the Manager and Asset Manager or could cause the Asset Manager to no longer be able to afford to run our business.

Subject to certain exceptions, Section 12(g) of the Exchange Act requires an issuer with more than $10 million in total assets to register a class of its equity securities with the Commission under the Exchange Act if the securities of such class are held of record at the end of its fiscal year by more than 2,000 persons or 500 persons who are not “accredited investors.”  While our Operating Agreement presently prohibits any transfer that would result in any Series being beneficially owned by more than 2,000 persons or 500 non-“accredited investors,” the Manager has the right to waive, and for a number of Series has waived, this prohibition.  We intend to rely upon a conditional exemption from registration under Section 12(g) of the Exchange Act contained in Rule 12g5-1(a)(7) under the Exchange Act (the “Reg. A+ Exemption”), which exemption generally requires that the issuer (i) be current in its Form 1-K, 1-SA and 1-U filings as of its most recently completed fiscal year end; (ii) engage a transfer agent that is registered under Section 17A(c) of the Exchange Act to perform transfer agent functions; and (iii) have a public float of less than $75 million as of the last business day of its most recently completed semi-annual period or, in the event the result of such public float calculation is zero, have annual revenues of less than $50 million as of its most recently completed fiscal year.  If the number of record holders of any Series of Interests exceeds either of the limits set forth in Section 12(g) of the Exchange Act at the end of the Company’s fiscal year and we fail to qualify for the Reg. A+ Exemption, we would be required to register such Series with the Commission under the Exchange Act. If we are required to register any Series of Interests under the Exchange Act, it would result in significant expense and reporting requirements that would place a burden on the Manager and Asset Manager and may divert attention from management of the Underlying Assets by the Manager and Asset Manager or could cause the Asset Manager to no longer be able to afford to run our business.

If the Company were to be required to register under the Investment Company Act or the Manager or the Asset Manager were to be required to register under the Investment Advisers Act, it could have a material and adverse impact on the results of operations and expenses of each Series, and the Manager and the Asset Manager may be forced to liquidate and wind up each Series of Interests or rescind the Offerings for any of the Series or the Offering for any other Series of Interests.

The Company is not registered and will not be registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and neither the Manager nor the Asset Manager is or will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and the Interests do not have the benefit of the protections of the Investment Company Act or the Investment Advisers Act.  The Company, the Manager and the Asset Manager have taken the position that the Underlying Assets are not “securities” within the meaning of the Investment Company Act or the Investment Advisers Act, and thus the Company’s assets will consist of less than 40% investment securities under the Investment

Company Act and the Manager and the Asset Manager are not and will not be advising with respect to securities under the Investment Advisers Act.  This position, however, is based upon applicable case law that is inherently subject to judgments and interpretation.  If the Company were to be required to register under the Investment Company Act or the Manager or the Asset Manager were to be required to register under the Investment Advisers Act, it could have a material and adverse impact on the results of operations and expenses of each Series and the Manager and the Asset Manager may be forced to liquidate and wind up each Series of Interests or rescind the Offerings for any of the Series or the Offering for any other Series of Interests.

Possible Changes in Federal Tax Laws may have unpredictable adverse effects on the Company.

The Code (as described in “Material United States Tax Considerations”) is subject to change by Congress, and interpretations of the Code may be modified or affected by judicial decisions, by the Treasury Department through changes in regulations and by the Internal Revenue Service through its audit policy, announcements, and published and private rulings. Although significant changes to the tax laws historically have been given prospective application, no assurance can be given that any changes made in the tax law affecting an investment in any Series of Interests of the Company would be limited to prospective effect.  Accordingly, the ultimate effect on an Investor’s tax situation may be governed by laws, regulations or interpretations of laws or regulations which have not yet been proposed, passed or made, as the case may be.

Risks Specific to the Industry and the Asset Class

Government regulation specific to alcohol-related Underlying Assets may adversely affect the value of such assets.

Alcohol is regulated and can only be sold to individuals of drinking age, over twenty-one in the United States.

In the United States a three-tiered distribution system gives individual states the ability to regulate how alcohol is sold. Alcohol has regulation around who has access to it, who is able to purchase it and how it is owned.  There are regulatory restrictions around licensed entities and how they transact alcohol. Each state regulates alcohol individually from one another, which creates unique and complex regulatory requirements.

Imported alcohol in most international jurisdictions is subject to importing and export regulations which may include excise tax, customs declarations and extensive administrative requirements. As such, imported alcohol is subject to more regulation and to the rules and regulations in the country or state to which it is being sold.

Should trade policies between countries change or social perceptions alter, imported alcohol may suffer disproportionately to domestically produced alcohol. Given the complexity of the regulatory environment and the regulated nature of the product, any changes in the regulatory environment have the ability to impact the value or liquidity of alcohol.

We do not currently hold any of the necessary licenses related to alcohol and, as such, plan to partner with third parties that are in possession of the necessary licenses, if these were required to run the business, or we may decide not to acquire alcohol-related Underlying Assets at all. There can be no guarantee that we will find any third parties with the appropriate licenses to partner with.

The complicated and overlapping systems of regulating alcohol in the United States may adversely impact our ability to either acquire or dispose of an alcohol-related Underlying Asset on a favorable basis.

The United States maintains separate systems at the federal and state levels for the buying, selling and transportation of alcohol. Certain states have restrictions on licensing requirements as well as where and how alcohol can be bought and sold. Most states maintain three tiers of distribution where there is an importer/distributor, a retailer and then the consumer. In some states the quantity of alcohol that can be purchased directly is limited or non-existent. In other instances, the state maintains the supply of alcohol and how it is sold into the consumer markets.  Further, this three-tiered system is subject to constant change and periodic regulatory challenge. As such, the complex and fluid nature of the three-tier system could materially and adversely impact our ability to ether obtain alcohol-related Underlying Assets or our ability to divest such Underlying Assets on a favorable basis.

Potential negative changes within the Asset Class could materially adversely affect the value of Underlying Assets.

The Asset Class is subject to various risks, including, but not limited to, currency fluctuations, changes in tax rates, consumer confidence and brand exposure, as well as risks associated with the Asset Class in general, including, but not limited to, economic downturns and other challenges affecting the global economy (including the recent COVID-19 pandemic) and the availability of desirable Memorabilia Assets. Changes in the Asset Class could have a material and adverse effect upon the Company’s ability to achieve its investment objectives of acquiring additional Underlying Assets through the issuance of further Series of Interests and monetizing them at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”) to generate distributions for Investors.

Interests are not diversified investments.

It is not anticipated that any Series would own assets other than its respective Underlying Asset, plus potential cash reserves for maintenance, storage, insurance and other expenses pertaining to the Underlying Asset and any amounts earned by such Series from the monetization of the Underlying Asset.  Investors looking for diversification will have to create their own diversified portfolio by investing in other opportunities in addition to any one Series.

The value of Underlying Assets could be adversely affected by industry concentration or a general downturn in the industry.

Given the concentrated nature of the Underlying Assets (i.e., only Memorabilia Assets) any downturn in the Asset Class is likely to impact the value of the Underlying Assets, and consequently the value of the Interests. Popularity within categories of the broader market (e.g. baseball or football) can impact the value of the Underlying Assets within categories of the Asset Class (e.g. baseball cards or football jerseys), and consequently the value of the Interests. The value of such Memorabilia Assets may be impacted if an economic downturn occurs and there is less disposable income for individuals to invest in the Asset Class.  In the event of a downturn in the industry, the value of the Underlying Assets is likely to decrease.

Volatile demand for the assets in the Asset Class could materially adversely affect the value of Underlying Assets.

Volatility of demand for luxury goods, in particular high value Memorabilia Assets, may adversely affect a Series’ ability to achieve its investment purpose.  The Asset Class has been subject to volatility in demand in recent periods, particularly around certain categories of assets and investor tastes (e.g., trading cards).  Demand for high value Memorabilia Assets depends to a large extent on general, economic, political, and social conditions in a given market as well as the tastes of the collector community and in the case of sports, the general fan community resulting in changes of which Memorabilia Assets are most sought after.

Volatility in demand may lead to volatility in the value of the Underlying Assets, which may result in further downward price pressure and adversely affect the Company’s ability to achieve its objective of acquiring additional Underlying Assets through the issuance of further Series of Interests and monetizing them at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”) to generate distributions for Investors. In addition, the lack of demand may reduce any further issuance of Series of Interests and acquisition of more Underlying Assets, thus limiting the benefits the Investors already holding Series of Interests could receive from there being economies of scale (e.g., cheaper insurance due to a number of Underlying Assets requiring insurance) and other monetization opportunities (e.g., hosting shows with the collection of Memorabilia Assets).  These effects may have a more pronounced impact given the limited number of Underlying Assets held by the Company in the short-term.

We rely on data from past auction sales and insurance data, among other sources, in determining the value of the Underlying Assets, and have not independently verified the accuracy or completeness of this information.  As such, valuations of the Underlying Assets may be subject to a high degree of uncertainty and risk.

As explained in “Description of the Business,” the Asset Class is difficult to value, and it is hoped the Platform will help create a market by which the Interests (and, indirectly, the Underlying Assets) may be more accurately valued due to the creation of a larger market for the Asset Class than exists from current means.  Until the Platform has created such a market, valuations of the Underlying Assets will be based upon the subjective approach taken by the members of the Manager’s expert network and members of the Advisory Board, valuation experts appointed by the Asset Seller or other data provided by third parties (e.g., auction results and previous sales history).  Due to the lack of third-party valuation reports and potential for one-of-a-kind assets, the value of the Underlying Assets may be more difficult for potential Investors to compare against a market benchmark. Furthermore, if similar assets to the Underlying Assets are created or discovered it could in turn negatively impact the value of the Underlying Assets.  The Manager sources data from past auction sales results and insurance data; however, it may rely on the accuracy of the underlying data without any means of detailed verification.  Consequently, valuations may be uncertain.

Risks Relating to the Underlying Assets

The value of the Underlying Assets and, consequently, the value of an Investor’s Interests can go down as well as up.

Valuations are not guarantees of realizable price of an Underlying Asset and do not necessarily correlate to the price at which the Interests may be sold on the Platform. The value of the Underlying Assets may be materially affected by a number of factors outside the control of the Company, including any volatility in the economic markets, the condition of the Underlying Assets and physical matters arising from the state of their condition.

Competition in the Asset Class from other business models could limit our share of the market.

There is potentially significant competition for Underlying Assets in the Asset Class from a wide variety of market participants depending on the actual asset.  While the majority of transactions in which we obtain Underlying Assets continues to be peer-to-peer with very limited public information, other market players such as dealers, trade fairs and auction houses may play an increasing role. Furthermore, the presence of corporations such as eBay or Amazon or direct to consumer players in the Asset Class will continue to increase the level of further competition from non-traditional players.

This continually increasing level of competition may impact the liquidity of some or all of the Interests, as liquidity is, among other things, dependent on the Company acquiring attractive and desirable Underlying Assets.  This helps ensure that there is an appetite of potential Investors for the Interests. In addition, there are companies that are developing business models similar to ours for comparable or other alternative asset classes, such as art or wine, who may decide to enter the Asset Class as well.

The value of some Underlying Assets may depend on a prior user or association, the reputation or relational value of which is subject to change.

The value of a Memorabilia Asset is likely to be connected to its association with, a certain person or group or in connection with certain events (prior to or following the acquisition of the Underlying Asset by the Company). In the event that such person, group or event loses public affection, then this may adversely impact the value of the Memorabilia Asset and therefore, the Series of Interests that relate to such Underlying Asset. For example, San Francisco Giants’ outfielder Barry Bonds was on a career path to becoming a first-ballot Hall of Famer due to his home run records. At the turn of the century his game used memorabilia and cards were at a premium. However, steroid use and a poor public image not only put his Hall of Fame election in doubt but also damaged the value of his memorabilia. The same can also be said for a promising rookie whose career either ends prematurely due to injury or does not meet all the early expectations placed on them. There may be some loss of confidence if the producer of the Underlying Assets had been making false claims of organic or sustainable practices. Any false statements regarding practices of production, including the use of chemicals, may negatively impact the value of the Underlying Asset.

The value of some Underlying Assets may depend on the brand or the producer of the Underlying Asset, and the reputation of a brand or producer is subject to change.

The Underlying Assets of the Company consist of Memorabilia Assets from a very wide variety of manufacturers, many of which are still in operation today.  The demand for the Underlying Assets, and therefore, each Series of Interests, may be influenced by the general perception of the Underlying Assets that manufacturers are producing today.  In addition, the manufacturers’ business practices may result in the image and value of the Underlying Asset produced by certain manufacturers being damaged.  This in turn may have a negative impact on the Underlying Assets made by such manufacturers and, in particular, the value of the Underlying Assets and, consequently, the value of the Series of Interests that relate to such Underlying Asset. For example, the reputation of a manufacturer of certain sporting equipment that is used by a prominent player may impact the collectability of such equipment, or the reputation of an Underlying Asset producer that experiences an acquisition or loss of perceived independence, may impact the collectability of Underlying Assets as part of a larger portfolio. There may also be instances where the production location for the Underlying Assets location may have been affected by climatic or political events that limit the ability to produce the product at the same level.

Title, authenticity or infringement claims on an Underlying Asset can materially adversely affect its value.

There is no guarantee that an Underlying Asset will be free of any claims regarding title and authenticity (e.g., counterfeit or previously stolen items) even after verification through a third-party authenticator, or that such claims may arise after acquisition of an Underlying Asset by a Series of Interests.  The Company may not have complete ownership history or records for an Underlying Asset.  In the event of a title or authenticity claim against the Company, the Company may not have recourse against the Asset Seller or the benefit of insurance and the value of the Underlying Asset and the Series that relates to that Underlying Asset, may be diminished.  Furthermore, the Company and the Underlying Asset could be adversely affected if a piece of memorabilia, such as a sports card, was found to have been created without all appropriate consents, such as consent from the athlete or league.

There are risks associated with reliance on third party authenticators.

While there is no guarantee that an Underlying Asset will be free of fraud, we attempt to mitigate this risk by having the item graded or authenticated by a reputable firm. In the event of an authenticity claim against an authenticated item, the Company may have recourse for reimbursement from the authenticator, although there can be no guarantee of the Company’s ability to collect or the authenticator’s ability to pay.

Furthermore, authenticators may occasionally make mistakes by either giving their approval or grade to a counterfeit card or piece of memorabilia. Sometimes this mistake is not uncovered until years later when evidence to the contrary surfaces or updated scientific methods are applied. The Company may not have recourse, if such an event occurs, and the value of the Underlying Asset will likely deteriorate. A piece of an Underlying Asset may also be mislabeled by an authenticator such as giving it the wrong year or attributing it to the wrong person, which may adversely affect its value.

Additionally, it is possible that there are unknown issues with an Underlying Asset that are not immediately apparent but arise at a later date. For example, prior storage and display methodologies for an Underlying Asset might have adverse effects that are only apparent at a later date. Even through the asset undergoes an authentication process, there are still scenarios where these issues may not be apparent at the time of authentication.  Finally, there is reputational risk of the authenticator, which may fall out of favor with collectors, which may impact the value of all items authenticated by the particular authenticator.

Third party liability may attach to an Underlying Asset and thereby reach the Series related thereto.

Each Series assumes all of the ownership risks attached to its Underlying Asset, including third party liability risks.  Therefore, a Series may be liable to a third party for any loss or damages incurred by such third party in connection with the Series’ Underlying Asset.  This would be a loss to the Series and, in turn, adversely affect the value of the Series and would negatively impact the ability of the Series to make distributions.

An Underlying Asset may be lost or damaged by causes beyond the Company’s control while being transported or when in storage or on display.  There can be no guarantee that insurance proceeds will be sufficient to pay the full market value of an Underlying Asset which has been damaged or lost which will result in a material and adverse effect in the value of the related Interests.

Any Underlying Asset may be lost or damaged by causes beyond the Company’s control when in storage or on display.  There is also a possibility that an Underlying Asset could be lost or damaged at Membership Experience Programs (as described in “Description of the Business – Business of the Company”).  Any damage to an Underlying Asset or other liability incurred as a result of participation in these programs, including personal injury to participants, could adversely impact the value of the Underlying Asset or adversely increase the liabilities or Operating Expenses of its related Series of Interests.  Further, when an Underlying Asset has been purchased, it will be necessary to transport it to the Asset Manager’s preferred storage location or as required to participate in Membership Experience Programs.  An Underlying Asset may be lost or damaged in transit, and transportation, insurance or other expenses may be higher than anticipated due to the locations of particular events.

Although we intend for the Underlying Assets to be insured at replacement cost (subject to policy terms and conditions), in the event of any claims against such insurance policies, there can be no guarantee that any losses or costs will be reimbursed, that an Underlying Asset can be replaced on a like-for-like basis or that any insurance proceeds would be sufficient to pay the full market value (after paying for any outstanding liabilities including, but not limited to, any outstanding balances under Operating Expenses Reimbursement Obligations), if any, of the Interests.  In the event that damage is caused to an Underlying Asset, this will impact the value of the Underlying Asset, and consequently, the Interests related to the Underlying Asset, as well as the likelihood of any distributions being made by the applicable Series to its Investors.

In addition, at a future date, the Manager may decide to expand the Membership Experience Programs (as described in “Description of the Business – Business of the Company”) to include items where individual Investors or independent third parties may be able to become the caretaker of Underlying Assets for a certain period of time for an appropriate fee, assuming that the Manager believes that such models are expected to result in higher overall financial returns for all Investors in any Underlying Assets used in such models.  The feasibility from an insurance, safety, technological and financial perspective of such models has not yet been analyzed but may significantly increase the risk profile and the chance for loss of or damage to any Underlying Asset if utilized in such models.

Insurance of Underlying Assets may not cover all losses which will result in a material and adverse impact on the valuation of the Series related to such damaged Underlying Assets.

Insurance of any Underlying Asset may not cover all losses.  There are certain types of losses, generally of a catastrophic nature, such as earthquakes, floods, hurricanes, terrorism or acts of war that may be uninsurable or not economically insurable. Inflation, environmental considerations and other factors, including terrorism or acts of war, also might make insurance proceeds insufficient to repair or replace an asset if it is damaged or destroyed.  Under such circumstances, the insurance proceeds received might not be adequate to restore a Series’ economic position with respect to its affected Underlying Asset.  Furthermore, the Series related to such affected Underlying Assets would bear the expense of the payment of any deductible.  Any uninsured loss could result in both loss of cash flow from, and a decrease in value of, the affected Underlying Asset and, consequently, the Series that relates to such Underlying Asset.

We may be forced to sell Underlying Assets at inopportune times, resulting in lower returns available to Investors.

The Company may be forced to cause its various Series to sell one or more of the Underlying Assets (e.g., upon the bankruptcy of the Manager) and such a sale may occur at an inopportune time or at a lower value than when the Underlying Assets were first acquired or at a lower price than the aggregate of costs, fees and expenses used to purchase the Underlying Assets.  In addition, there may be liabilities related to the Underlying Assets, including, but not limited to Operating Expenses Reimbursement Obligations on the balance sheet of any Series at the time of a forced sale, which would be paid off prior to Investors receiving any distributions from a sale.  In such circumstances, the capital proceeds from any Underlying Asset and, therefore, the return available to Investors of the applicable Series may be lower than could have been obtained if the Series held the Underlying Asset and sold it at a later date.

Investors may not receive distributions or a return of capital.

The revenue of each Series is expected to be derived primarily from the use of its Underlying Asset in Membership Experience Programs (as described in “Description of the Business – Business of the Company”) including “museum” style locations to visit assets and asset sponsorship models.  Membership Experience Programs have not been proven with respect to the Company and there can be no assurance that Membership Experience Programs will generate sufficient proceeds to cover fees, costs and expenses with respect to any Series.  In the event that the revenue generated in any given year does not cover the Operating Expenses of the applicable Series, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) provide a loan to the Series in the form of an Operating Expenses Reimbursement Obligation, on which the Manager or the Asset Manager may impose a reasonable rate of interest, and/or (c) cause additional Interests to be issued in the applicable Series in order to cover such additional amounts.

Any amount paid to the Manager or the Asset Manager in satisfaction of an Operating Expenses Reimbursement Obligation would not be available to Investors as a distribution.  In the event additional Interests in a Series are issued, Investors in such Series would be diluted and would receive a smaller portion of distributions from future Free Cash Flows, if any.  Furthermore, if a Series or the Company is dissolved, there is no guarantee that the proceeds from liquidation will be sufficient to repay the Investors their initial investment or the market value, if any, of the Interests at the time of liquidation.  See “Potentially high storage and insurance costs for the Underlying Assets may have a material adverse effect on the value of the Interests of the related Series” for further details on the risks of escalating costs and expenses of the Underlying Assets.

Market manipulation or overproduction may adversely affect the value of Underlying Assets.

Market manipulation may be a risk with respect to the Asset Class. For example, one trading card manufacturer was caught secretly producing examples of hard to find and valuable cards that were given to its executives. This loss of faith in the company led to a devaluation of the cards involved. Another example is that a modern football and baseball player is issued many uniforms over the course of a season. The more a team issues, the less exclusive said item becomes. Also, many players have exclusive contracts with outlets that sell the players game used uniforms and equipment. There is no way of knowing if a company or player is secretly hoarding items which might be “dumped” in the market at a later date. For certain sub-categories of the Asset Class, such as alcohol, there is a risk that assets similar or comparable to an alcohol-related Underlying Asset may have been sold at auction, at retail or on an exchange that sets a valuation that may not accurately represent the market. The traditional auction and private investor for Memorabilia Assets is highly illiquid and dependent on independent brokers and insider relationships.  The pricing inefficiencies caused by the distribution system can afford an opportunity for collectors or third parties to stockpile Memorabilia Assets for eventual sale back into the market.  Sudden changes in supply may impact market pricing of a particular Underlying Asset.

We may fail to recognize that certain Underlying Assets are forgeries or fraudulent or lack sufficient authentication.

The Asset Class requires a high level of expertise to understand both the basic product as well the formatting and packaging of an item.  Given the materials used for particular Memorabilia Assets, some may be relatively easy to replicate or otherwise forge. In addition, the history of ownership and provenance of a particular Underlying Asset may not be complete. As a result, we are highly reliant on the trusted name of the brand, retailer, authenticator or other conduit to ensure the integrity of the product.

Older vintages of alcohol-related Underlying Assets add in another layer of complexity given the lack of transparency, published records and expert knowledge of a particular alcohol-related Underlying Asset, vintage or bottle format.  Fraudulent bottles in the industry are often the result of older bottles being reconstituted and sold as an alcohol-related Underlying Asset other than what is actually contained in the bottle.

Environmental damage could impact the value of an Underlying Asset which would result in a material and adverse effect in the value of the related Interests.

Improper storage may lead to the full or partial destruction of an Underlying Asset. For instance, trading cards, tickets, posters or other paper piece can be destroyed by exposure to water or moisture. Likewise, equipment such as a bat may warp, or a leather glove may grow mold due to exposure to the elements. Autographs that are signed with inferior writing instruments or rendered on an unstable substrate may fade or “bleed,” thereby reducing its value to collectors.

Some of the defects may not be initially visible or apparent, for example moisture in a frame, and may only become visible at a later date, at which point the value of the Underlying Asset and in turn the Series may be impacted.

The Asset Class demands specific requirements for proper long-term storage that take into account temperature, humidity, movement and exposure to sunlight (See “Description of the Business – Facilities” for additional information). For certain sub-categories of the Asset Class, such as alcohol, all of these factors can influence the aromas, aging process and overall integrity of the alcohol-related Underlying Assets. Exposure to water, extreme heat or cold can dramatically impact the quality of an alcohol-related Underlying Asset, for instance the bottle label can be destroyed by exposure to water or excessive moisture or the cork that maintains the quality and prevents oxygen from entering a bottle can become less reliable if exposed to the wrong environment.

Testing for environmental exposures targets the quality of the enclosure, the label and the bottles.  The alcohol-related Underlying Asset can also be tasted for excessive exposure to heat or cold and will be reflected in the quality relative to its age and known provenance.  The chemistry of an alcohol-related Underlying Asset can be confirmed in testing but most environment impact testing is subject to expert tasting, unless smoke taint or other chemical exposures are a concern for the product. Specifically, for wine, use of testing methods such as a Coravin, diminishes the value of a bottle of wine by exposing it to outside influences. Similarly, testing methods such as carbon dating, can be expensive relative to the cost of an alcohol-related Underlying Asset and therefore could impact both the cash flow and value.

Potentially high storage and insurance costs for the Underlying Assets may have a material adverse effect on the value of the Interests of the related Series.

In order to protect and care for the Underlying Assets, the Manager must ensure adequate storage facilities, insurance coverage and, if required, maintenance work.  The cost of care may vary from year to year depending on changes in the insurance rates for covering the Underlying Assets and changes in the cost of storage for the Underlying Assets, and if required, the amount of maintenance performed.  It is anticipated that as the Company acquires more Underlying Assets, the Manager may be able to negotiate a discount on the costs of storage, insurance and maintenance due to economies of scale.  These reductions are dependent on the Company acquiring a number of Underlying Assets and service providers being willing to negotiate volume discounts and, therefore, are not guaranteed.

If costs turn out to be higher than expected, this would impact the value of the Interests related to an Underlying Asset, the amount of distributions made to Investors holding the Interests, on potential proceeds from a sale of the Underlying Asset (if ever), and any capital proceeds returned to Investors after paying for any outstanding liabilities, including, but not limited to, any outstanding balances under Operating Expenses Reimbursement Obligation. See “Investors may not receive distributions or a return of capital” for further details of the impact of these costs on returns to Investors.

Drinking windows for alcohol-related Underlying Assets may not align with the timing of Trading Windows or ultimate sale of an alcohol-related Underlying Asset.

Some alcohol-related Underlying Assets, such as bottles of wine or whiskey, are often valued in the open market or at auctions based on the drinking window attributed to it upon release to the market. Drinking windows are essentially a range of years when an alcohol-related Underlying Asset will be optimal for drinking.  Drinking windows are highly subjective and are a function of the weather during the production season, the experience of the taster, as well as the environment during the tasting.  Theoretically, a drinking window is applied to an alcohol-related Underlying Asset that is stored in ideal conditions and allowed to age in that environment. Variations in storage and the environment an alcohol-related Underlying Asset is exposed to can change the accuracy of a drinking window. Drinking windows are reviewed in the course of asset selection to determine relative value, but there can be no guarantee they are accurate or applicable to every alcohol-related Underlying Asset. As the drinking window closes, the alcohol, in particular wine, will start to lose the integration of its components including the distinct flavors and floral scents; the color, smell and taste will all reflect the closing of the drinking window.  The color will start to appear brown, the nose will start to lose its characteristics and the flavor will eventually fade to a dusty, musty expression of its former self. A wine of a certain vintage will eventually become undrinkable, which will likely materially and adversely affect the value of an alcohol-related Underlying Asset of such a vintage.

Risks related to the Coravin testing method for alcohol-related Underlying Assets may adversely affect the value of such assets.

Collectors, wine retailers, restaurants, producers and distributers have broadly adopted the use of the Coravin wine tasting system. The Coravin wine tasting and preservation system uses a medical grade needle to inject Argon gas into a cork that then allows for a sample of wine to be removed from the bottle without exposing it to excessive oxygen by not having to open it at all. Coravin is generally used commercially for tasting wines and preserving the longevity of the bottle by consumers and enterprises, however the use of a Coravin diminishes the value of the bottle by exposing it to outside influences.  There have been instances at auctions where bottles that have been exposed to a Coravin are viewed as less valuable as the enclosure has been compromised and wine will have been removed from the bottle. Every effort will be made to avoid acquiring an alcohol-related Underlying Asset which has been exposed to a Coravin, but there can be no guarantees that an alcohol-related Underlying Asset has not been exposed.

The value of an Underlying Asset may be subject to changes in the general sentiment of the underlying fan base.

The value of an Underlying Asset may be subject to changes in the general sentiment of the underlying fan base. This is particularly prominent in sports memorabilia, but also holds true for memorabilia categories such as movie franchises, musicians, and others.

For example, leagues such as the NBA, MLB, NHL and NFL have a long and reputable fan base. However, events, such as player strikes, general public appeal of a league or a particular sport, may have an impact on the associated Underlying Assets. For instance, the NHL strike of 1994-1995 caused a loss of fan interest. Upstart leagues such as the USFL in football may cause an early interest in memorabilia from that league but may lose interest from lack of success.

Similarly, various forms of Memorabilia Assets go in and out of favor with collectors. For example, there was a renewed interest in soccer within the United States after the U.S. team won the Women’s World Cup in 2012. When there were no further victories on the same scale, the value of and interest in women’s soccer memorabilia generally returned to previous levels.

Underlying Assets may not be held long term.

The Company intends to cause each Series to hold its respective Underlying Asset for an extended period but may receive offers to purchase the Series’ Underlying Asset in its entirety. If the Advisory Board deems the sale to be generally beneficial to the majority of Series’ Interest Holders, the Underlying Asset would be sold and exited from the Platform, with proceeds of the sale distributed to its Series’ Interest Holders, as has been the case for 9 Series to date. Even though the Advisory Board deems the sale to be generally beneficial to the majority of Series’ Interest Holders, there might be unique circumstances where not all Series’ Interest Holders align with the Advisory Board’s decision.

Risks Related to Ownership of our Interests

Investors’ limited voting rights restrict their ability to affect the operations of the Company or a Series.

The Manager has a unilateral ability to amend the Operating Agreement and the allocation policy in certain circumstances without the consent of the Investors.  The Investors only have limited voting rights in respect of the Series of Interests.  Investors will therefore be subject to any amendments the Manager makes (if any) to the Operating Agreement and allocation policy and also any decision it takes in respect of the Company and the applicable Series, upon which the Investors do not get a right to vote. Investors may not necessarily agree with such amendments or decisions and such amendments or decisions may not be in the best interests of all of the Investors as a whole but only a limited number.

Furthermore, the Manager can only be removed as Manager of the Company and each Series in very limited circumstances, namely, following a non-appealable judgment of a court of competent jurisdiction that the Manager committed fraud in connection with the Company or a Series of Interests. Investors would therefore not be able to remove the Manager merely because they did not agree, for example, with how the Manager was operating an Underlying Asset.

The Offering price for the Interests determined by us may not necessarily bear any relationship to established valuation criteria such as earnings, book value or assets that may be agreed to between purchasers and sellers in private transactions or that may prevail in the market if and when our Interests can be traded publicly.

The price of the Interests is a derivative result of our negotiations with Asset Sellers based upon various factors including prevailing market conditions, our future prospects and our capital structure, as well as certain expenses incurred in connection with the Offering and the acquisition of each Underlying Asset.  These prices do not necessarily accurately reflect the actual value of the Interests or the price that may be realized upon disposition of the Interests.

If a market ever develops for the Interests, the market price and trading volume of our Interests may be volatile.

If a market develops for the Interests, through the Platform (see “Description of the Business – Liquidity Platform” for additional information) or otherwise, the market price of the Interests could fluctuate significantly for many reasons, including reasons unrelated to our performance, any Underlying Asset or any Series, such as reports by industry analysts, Investor perceptions, or announcements by our competitors regarding their own performance, as well as general economic and industry conditions.  For example, to the extent that other companies, whether large or small, within our industry experience declines in their share price, the value of Interests may decline as well.

In addition, fluctuations in operating results of a particular Series or the failure of operating results to meet the expectations of Investors may negatively impact the price of our securities.  Operating results may fluctuate in the future due to a variety of factors that could negatively affect revenues or expenses in any particular reporting period, including vulnerability of our business to a general economic downturn; changes in the laws that affect our operations; competition; compensation related expenses; application of accounting standards; seasonality; and our ability to obtain and maintain all necessary government certifications or licenses to conduct our business.

Funds from purchasers accompanying subscriptions for the Interests will not accrue interest while in escrow.

The funds paid by a subscriber for Interests will be held in a non-interest-bearing escrow account until the admission of the subscriber as an Investor in the applicable Series, if such subscription is accepted. Purchasers will not have the use of such funds or receive interest thereon pending the completion of the Offering. No subscriptions will be accepted, and no Interests will be sold unless valid subscriptions for the Offering are received and accepted prior to the termination of the applicable Offering Period. It is also anticipated that subscriptions will not be accepted from prospective Investors located in states where the BOR is not registered as a broker-dealer. If we terminate an Offering prior to accepting a subscriber’s subscription, escrowed funds will be returned promptly, without interest or deduction, to the proposed Investor.

Any dispute in relation to the Operating Agreement is subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, except where Federal law requires that certain claims be brought in Federal courts.  Our Operating Agreement, to the fullest extent permitted by applicable law, provides for Investors to waive their right to a jury trial.

Each Investor will covenant and agree not to bring any claim in any venue other than the Court of Chancery of the State of Delaware, or if required by Federal law, a Federal court of the United States, as in the case of claims brought under the Securities Exchange Act of 1934, as amended. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.  Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provisions will not apply to suits brought to enforce any duty or liability created by the Securities Act or any other claim for which the federal and state courts have concurrent jurisdiction, and Investors will not be deemed to have waived our compliance with the federal securities laws and the rules and regulations thereunder.

If an Interest Holder were to bring a claim against the Company or the Manager pursuant to the Operating Agreement and such claim was governed by state law, it would have to bring such claim in the Delaware Court of Chancery. Our Operating Agreement, to the fullest extent permitted by applicable law and subject to limited exceptions, provides for Investors to consent to exclusive jurisdiction to Delaware Court of Chancery and for a waiver of the right to a trial by jury, if such waiver is allowed by the court where the claim is brought.

If we opposed a jury trial demand based on the waiver, the court would determine whether the waiver was enforceable based on the facts and circumstances of that case in accordance with the applicable state and federal law. To our knowledge, the enforceability of a contractual pre-dispute jury trial waiver in connection with claims arising under the federal securities laws has not been finally adjudicated by the United States Supreme Court. However, we believe that a contractual pre-dispute jury trial waiver provision is generally enforceable, including under the laws of the State of Delaware, which govern our Operating Agreement, by a federal or state court in the State of Delaware, which has exclusive jurisdiction over matters arising under the Operating Agreement. In determining whether to enforce a contractual pre-dispute jury trial waiver provision, courts will generally consider whether a party knowingly, intelligently and voluntarily waived the right to a jury trial.

We believe that this is the case with respect to our Operating Agreement and our Interests. It is advisable that you consult legal counsel regarding the jury waiver provision before entering into the Operating Agreement.  Nevertheless, if this jury trial waiver provision is not permitted by applicable law, an action could proceed under the terms of the Operating Agreement with a jury trial. No condition, stipulation or provision of the Operating Agreement or our Interests serves as a waiver by any Investor or beneficial owner of our Interests or by us of compliance with the U.S. federal securities laws and the rules and regulations promulgated thereunder. Additionally, the Company does not believe that claims under the federal securities laws shall be subject to the jury trial waiver provision, and the Company believes that the provision does not impact the rights of any Investor or beneficial owner of our Interests to bring claims under the federal securities laws or the rules and regulations thereunder.

These provisions may have the effect of limiting the ability of Investors to bring a legal claim against us due to geographic limitations and may limit an Investor’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us. Furthermore, waiver of a trial by jury may disadvantage an Investor to the extent a judge might be less likely than a jury to resolve an action in the Investor’s favor. Further, if a court were to find this exclusive forum provision inapplicable to, or unenforceable in respect of, an action or proceeding against us, then we may incur additional costs associated with resolving these matters in other jurisdictions, which could materially and adversely affect our business and financial condition.

PLAN OF DISTRIBUTION AND SUBSCRIPTION PROCEDURE

Plan of Distribution

We are managed by RSE Archive Manager, LLC (which we refer to as the Manager), a single-member Delaware limited liability company owned by Rally Holdings LLC (which we refer to as the Asset Manager). The Asset Manager also owns and operates a mobile app-based and web browser-based investment Platform, through which Investors may indirectly invest, through a Series of the Company’s Interests, in Underlying Asset opportunities that have been historically difficult to access for many market participants. Through the use of the Platform, Investors can browse and screen the potential investments and sign legal documents electronically. We intend for the sales of the Interests to occur principally through the Platform.  However, since January 1, 2021, the Company has offered, and may continue to offer, directly to certain Investors a significant portion of the Interests in any given Series without the aid of the Platform and prior to the Platform-based offering to other Investors.  None of the Rally Entities is a member firm of FINRA, and no person associated with us will be deemed to be a broker solely by reason of his or her participation in the sale of the Interests.

The sale of the Interests is being facilitated by the BOR, which is a registered broker-dealer under the Exchange Act and member of FINRA. The BOR is registered in each state where the offer and sales of the Interests will occur. Interests may not be offered or sold in states where the BOR is not registered as a broker-dealer.

With respect to the Interests:

-The Company is the entity which issues membership Interests in each Series of the Company;

-The Asset Manager owns and operates the Platform, through which membership Interests are offered under Tier 2 of Regulation A under the Securities Act pursuant to this Offering Circular, and, in its capacity as Asset Manager, provides services with respect to the selection, acquisition, ongoing maintenance and upkeep of the Underlying Assets;

-The Manager operates each Series of Interests following the Closing of the Offering for that Series; and

-The BOR, which is a registered broker-dealer, acts as the broker of record and facilitates the sale of the Interests while providing certain other Investor verification and regulatory services. For the avoidance of doubt, the BOR is not an underwriter or placement agent in connection with the Offering. The BOR does not purchase or solicit purchases of, or make any recommendations regarding, the Interests to prospective Investors.

Neither the BOR nor any other entity receives a finder’s fee or any underwriting or placement agent discounts or commissions in relation to any Offering of Interests.

Each of the Offerings is being conducted under Regulation A under the Securities Act and therefore, only offered and sold to “qualified purchasers.”  For further details on the suitability requirements an Investor must meet in order to participate in these Offerings, see “Plan of Distribution and Subscription Procedure – Investor Suitability Standards”. As a Tier 2 Offering pursuant to Regulation A under the Securities Act, these Offerings will be exempt from state law Blue Sky registration requirements, subject to meeting certain state notice filing requirements and complying with certain antifraud provisions.

The initial Offering price for each Series of Interests is equal to the aggregate of (i) the purchase price of the applicable Underlying Asset, (ii) the Brokerage Fee, (iii) Offering Expenses, (iv) the Acquisition Expenses, and (v) the Sourcing Fee (in each case as described below) divided by the number of membership Interests sold in each Offering. The initial Offering price for a particular Series is a fixed price and will not vary based on demand by Investors or potential Investors.

The Plan of Distribution table below represents Offerings with a Closing as of December 31, 2020 and represents actual amounts on its respective Closing date.

Series	Cash on Balance Sheet	Purchase Price	Brokerage Fee	Offering Expenses	Acquisition Expenses	Sourcing Fee	Total Offering Price	Purchase Price Per Interest	Number of Interests
#52MANTLE	$1,600	$125,000	$1,320	$990	$0	$3,090	$132,000	$132.00	1,000
#71MAYS (1)	$1,600	$52,500	$570	$500	$0	$1,830	$57,000	$28.50	2,000
#RLEXPEPSI	$300	$16,800	$178	$500	$0	$22	$17,800	$8.90	2,000
#10COBB	$1,545	$35,000	$390	$500	$55	$1,510	$39,000	$39.00	1,000
#POTTER	$1,095	$65,000	$720	$540	$5,100	($510)	$72,000	$24.00	3,000
#TWOCITIES	$1,495	$12,000	$145	$500	$305	$55	$14,500	$72.50	200
#FROST	$1,695	$10,000	$135	$500	$305	$865	$13,500	$67.50	200
#BIRKINBLEU	$1,250	$55,500	$580	$500	$0	$170	$58,000	$58.00	1,000
#SMURF	$1,250	$29,500	$345	$500	$0	$2,905	$34,500	$17.25	2,000
#70RLEX	$1,200	$17,900	$200	$500	$150	$50	$20,000	$20.00	1,000
#EINSTEIN	$1,750	$11,000	$145	$500	$250	$855	$14,500	$7.25	2,000
#HONUS (1)	$5,300	$500,028	$5,200	$3,900	$0	$5,572	$520,000	$52.00	10,000
#75ALI	$1,050	$44,000	$460	$500	$0	($10)	$46,000	$46.00	1,000
#APROAK	$1,150	$72,500	$750	$563	$0	($63)	$75,000	$75.00	1,000
#88JORDAN	$1,050	$20,000	$220	$500	$47	$230	$22,000	$11.00	2,000
#BIRKINBOR	$1,203	$50,000	$525	$500	$47	$225	$52,500	$26.25	2,000
#33RUTH	$1,003	$74,000	$770	$578	$47	$603	$77,000	$38.50	2,000
#SPIDER1	$1,003	$20,000	$220	$500	$47	$230	$22,000	$22.00	1,000
#BATMAN3	$1,003	$75,000	$780	$585	$47	$585	$78,000	$78.00	1,000
#ROOSEVELT	$400	$17,000	$195	$500	$397	$1,008	$19,500	$19.50	1,000
#ULYSSES	$1,950	$22,000	$255	$500	$100	$695	$25,500	$51.00	500
#56MANTLE	$1,050	$9,000	$100	$500	$0	($650)	$10,000	$1.00	10,000
#AGHOWL	$1,703	$15,500	$190	$500	$297	$810	$19,000	$38.00	500
#18ZION	$650	$13,500	$150	$500	$0	$200	$15,000	$30.00	500
#SNOOPY	$800	$24,000	$255	$500	$0	($55)	$25,500	$12.75	2,000
#APOLLO11	$1,050	$30,000	$320	$500	$0	$130	$32,000	$32.00	1,000
#24RUTHBAT	$1,003	$250,000	$2,550	$1,913	$0	($513)	$255,000	$85.00	3,000
#YOKO	$1,750	$12,500	$160	$500	$250	$840	$16,000	$80.00	200
#RUTHBALL1	$700	$27,000	$290	$500	$0	$510	$29,000	$14.50	2,000
#HULK1	$300	$87,000	$890	$668	$0	$143	$89,000	$44.50	2,000
#HIMALAYA	$1,203	$130,000	$1,400	$1,050	$0	$6,300	$140,000	$70.00	2,000
#55CLEMENTE	$600	$36,000	$380	$500	$0	$520	$38,000	$38.00	1,000
#38DIMAGGIO	$600	$20,000	$220	$500	$0	$680	$22,000	$22.00	1,000
#BOND1	$463	$37,000	$390	$500	$137	$510	$39,000	$39.00	1,000
#LOTR	$563	$27,500	$290	$500	$137	$10	$29,000	$29.00	1,000
#CATCHER	$213	$11,500	$125	$500	$137	$25	$12,500	$25.00	500
#SUPER21	$300	$7,000	$85	$500	$0	$615	$8,500	$1.00	8,500
#BATMAN1	$534	$68,500	$710	$533	$66	$658	$71,000	$71.00	1,000

#GMTBLACK1	$634	$25,000	$280	$500	$66	$1,520	$28,000	$28.00	1,000
#BIRKINTAN	$700	$25,000	$280	$500	$0	$1,520	$28,000	$28.00	1,000
#61JFK	$334	$16,250	$230	$500	$166	$5,520	$23,000	$11.50	2,000
#POKEMON1	$502	$118,000	$1,250	$938	$66	$4,213	$125,000	$25.00	5,000
#LINCOLN	$634	$64,000	$800	$600	$66	$13,900	$80,000	$20.00	4,000
#STARWARS1	$269	$10,000	$120	$500	$131	$980	$12,000	$1.00	12,000
#56TEDWILL	$520	$80,000	$900	$675	$80	$7,825	$90,000	$45.00	2,000
#68MAYS	$520	$32,000	$390	$500	$80	$5,510	$39,000	$19.50	2,000
#TMNT1	$400	$59,000	$650	$500	$730	$3,720	$65,000	$65.00	1,000
#CAPTAIN3	$100	$35,500	$370	$500	$66	$464	$37,000	$37.00	1,000
#51MANTLE	$520	$29,500	$340	$500	$80	$3,060	$34,000	$17.00	2,000
#CHURCHILL	$220	$6,500	$75	$500	$180	$25	$7,500	$1.00	7,500
#SHKSPR4	$400	$105,000	$1,150	$863	$205	$7,282	$115,000	$115.00	1,000
#03KOBE	$460	$44,000	$500	$500	$140	$4,400	$50,000	$8.00	6,250
#03LEBRON	$520	$25,000	$340	$500	$80	$7,560	$34,000	$17.00	2,000
#03JORDAN	$520	$33,000	$410	$500	$80	$6,490	$41,000	$20.50	2,000
#39TEDWILL	$600	$27,750	$280	$500	$0	($1,130)	$28,000	$5.00	5,600
#94JETER	$460	$39,000	$450	$500	$140	$4,450	$45,000	$45.00	1,000
#2020TOPPS (1)	$150	$98,000	$1,000	$750	$0	$100	$100,000	$10.00	10,000
#FANFOUR1	$471	$100,000	$1,050	$788	$129	$2,563	$105,000	$52.50	2,000
#86RICE	$460	$20,000	$230	$500	$140	$1,670	$23,000	$1.00	23,000
#DAREDEV1	$320	$9,500	$115	$500	$80	$985	$11,500	$1.00	11,500
#85MARIO	$460	$140,000	$1,500	$1,125	$140	$6,775	$150,000	$50.00	3,000
#TOS39	$460	$120,000	$1,350	$1,013	$140	$12,038	$135,000	$45.00	3,000
#05LATOUR	$600	$7,442	$98	$500	$0	$1,161	$9,800	$9.80	1,000
#16SCREAG	$600	$31,944	$390	$500	$0	$5,566	$39,000	$39.00	1,000
#14DRC	$600	$45,980	$540	$500	$0	$6,380	$54,000	$54.00	1,000
#57MANTLE	$400	$8,000	$80	$500	$202	($1,182)	$8,000	$1.00	8,000
#FAUBOURG	$560	$115,000	$1,500	$1,125	$140	$31,675	$150,000	$75.00	2,000
#SOBLACK	$520	$50,000	$560	$500	$333	$4,087	$56,000	$56.00	1,000
#GATSBY	$520	$185,000	$2,000	$1,500	$180	$10,800	$200,000	$50.00	4,000
#93DAYTONA	$600	$37,000	$420	$500	$0	$3,480	$42,000	$21.00	2,000
#09TROUT	$400	$225,000	$2,250	$1,688	$202	($4,540)	$225,000	$20.00	11,250
#57STARR	$400	$8,000	$80	$500	$202	($1,182)	$8,000	$1.00	8,000
#AF15	$400	$189,000	$2,000	$1,500	$202	$6,898	$200,000	$25.00	8,000
#03KOBE2	$400	$21,000	$230	$500	$229	$641	$23,000	$4.00	5,750
#JOBSMAC	$400	$35,000	$500	$500	$432	$13,168	$50,000	$10.00	5,000
#16PETRUS	$430	$38,236	$450	$500	$170	$5,214	$45,000	$5.00	9,000
#ALICE	$520	$9,200	$120	$500	$180	$1,480	$12,000	$1.00	12,000
#SPIDER10	$400	$18,000	$210	$500	$202	$1,688	$21,000	$5.00	4,200

#62MANTLE	$460	$132,000	$1,500	$1,125	$140	$14,775	$150,000	$25.00	6,000
#BATMAN6	$320	$23,500	$270	$500	$80	$2,330	$27,000	$13.50	2,000
#CLEMENTE2	$400	$60,000	$700	$525	$202	$8,173	$70,000	$35.00	2,000
#79STELLA	$600	$61,500	$690	$518	$0	$5,693	$69,000	$5.00	13,800
#TKAM	$534	$28,500	$320	$500	$166	$1,980	$32,000	$16.00	2,000
#SUPER14	$460	$120,000	$1,300	$975	$140	$7,125	$130,000	$25.00	5,200
#DIMAGGIO2	$321	$17,625	$210	$500	$308	$2,036	$21,000	$10.50	2,000
#13BEAUX	$400	$21,877	$255	$500	$344	$2,124	$25,500	$5.00	5,100
#ANMLFARM	$100	$8,700	$100	$500	$166	$434	$10,000	$10.00	1,000
#NASA1	$300	$250,000	$3,000	$2,250	$4,687	$39,763	$300,000	$30.00	10,000
#00BRADY	$339	$35,123	$450	$500	$289	$8,298	$45,000	$12.00	3,750
#85NES	$400	$26,000	$320	$500	$459	$4,321	$32,000	$4.00	8,000
#04LEBRON	$400	$44,000	$500	$500	$229	$4,371	$50,000	$10.00	5,000
#85JORDAN	$600	$240,000	$2,500	$1,875	$0	$5,025	$250,000	$25.00	10,000
#69KAREEM	$339	$23,200	$275	$500	$289	$2,896	$27,500	$11.00	2,500
#59JFK	$400	$23,000	$260	$500	$302	$1,538	$26,000	$13.00	2,000
#JUSTICE1	$400	$190,000	$2,150	$1,613	$202	$20,635	$215,000	$43.00	5,000
#GRAPES	$400	$31,000	$390	$500	$302	$6,408	$39,000	$19.50	2,000
#GOLDENEYE	$326	$22,800	$250	$500	$316	$808	$25,000	$5.00	5,000
#03LEBRON2	$320	$90,100	$1,000	$750	$307	$7,523	$100,000	$20.00	5,000
#34GEHRIG	$339	$29,676	$350	$500	$289	$3,845	$35,000	$7.00	5,000
#98KANGA	$420	$150,000	$1,700	$1,275	$180	$16,425	$170,000	$8.00	21,250
#06BRM	$400	$15,720	$185	$500	$344	$1,351	$18,500	$10.00	1,850
#MOONSHOE	$420	$150,000	$1,800	$1,350	$180	$26,250	$180,000	$10.00	18,000
#DUNE	$460	$10,500	$133	$500	$240	$1,418	$13,250	$13.25	1,000
#86FLEER	$805	$146,400	$1,650	$1,238	$242	$14,666	$165,000	$10.00	16,500
#WILDGUN	$400	$24,000	$280	$500	$229	$2,591	$28,000	$7.00	4,000

Note: Table does not include any Offerings or anticipated Offerings for which the Underlying Asset has been sold and represents details through December 31, 2020.

(1)The Asset Seller was issued Interests in the Series as part of total purchase consideration.

The Plan of Distribution table below represents Offerings with no Closing as of December 31, 2020 and represents budgeted amounts for each Series.

Series	Cash on Balance Sheet	Purchase Price	Brokerage Fee	Offering Expenses	Acquisition Expenses	Sourcing Fee	Total Offering Price	Purchase Price Per Interest	Number of Interests
#03TACHE	$300	$70,192	$780	$585	$300	$5,843	$78,000	$5.00	15,600
#AVENGE57	$300	$17,000	$200	$500	$300	$1,700	$20,000	$1.00	20,000
#99TMB2	$300	$50,300	$600	$500	$300	$8,000	$60,000	$6.00	10,000
#AVENGERS1	$300	$250,000	$2,700	$2,025	$300	$14,675	$270,000	$54.00	5,000
#13GIANNIS	$300	$19,600	$250	$500	$328	$4,023	$25,000	$5.00	5,000

#04MESSI	$300	$39,600	$450	$500	$705	$3,445	$45,000	$5.00	9,000
#PUNCHOUT	$300	$80,000	$900	$675	$300	$7,825	$90,000	$9.00	10,000
#BULLSRING	$300	$249,600	$3,000	$2,250	$800	$44,050	$300,000	$10.00	30,000
#70AARON	$300	$16,122	$180	$500	$300	$598	$18,000	$3.00	6,000
#96CHARZRD	$300	$57,877	$650	$500	$369	$5,304	$65,000	$10.00	6,500
#ICECLIMB	$300	$70,000	$800	$600	$300	$8,000	$80,000	$8.00	10,000
#01TIGER	$300	$15,600	$185	$500	$300	$1,615	$18,500	$10.00	1,850
#JUNGLEBOX	$300	$30,100	$345	$500	$300	$2,955	$34,500	$5.00	6,900
#51HOWE	$300	$39,600	$450	$500	$705	$3,445	$45,000	$9.00	5,000
#09COBB	$300	$27,600	$320	$500	$300	$2,980	$32,000	$4.00	8,000
#96JORDAN2	$300	$47,880	$540	$500	$300	$4,480	$54,000	$5.00	10,800
#THOR	$300	$195,000	$2,150	$1,613	$300	$15,638	$215,000	$20.00	10,750
#FOSSILBOX	$300	$18,000	$210	$500	$300	$1,690	$21,000	$5.00	4,200
#59FLASH	$300	$58,000	$650	$500	$300	$5,250	$65,000	$6.50	10,000
#POKEBLUE	$300	$20,000	$240	$500	$300	$2,660	$24,000	$10.00	2,400
#DOMINOS	$300	$8,468	$110	$500	$332	$1,290	$11,000	$5.50	2,000
#PICNIC	$300	$48,000	$540	$500	$300	$4,360	$54,000	$27.00	2,000
#98GTA	$300	$13,200	$158	$500	$300	$1,293	$15,750	$5.00	3,150
#58PELE	$300	$288,000	$3,150	$2,363	$705	$20,483	$315,000	$10.00	31,500
#09CURRY	$300	$22,800	$250	$500	$324	$826	$25,000	$10.00	2,500
#84JORDAN	$300	$312,500	$3,750	$2,813	$5,686	$49,952	$375,000	$25.00	15,000
#09BEAUX	$300	$29,475	$340	$500	$300	$3,085	$34,000	$5.00	6,800
#KEROUAC	$300	$85,000	$980	$735	$400	$10,585	$98,000	$20.00	4,900
#96JORDAN	$300	$42,000	$480	$500	$300	$4,420	$48,000	$4.00	12,000
#FEDERAL	$300	$120,000	$1,500	$1,125	$400	$26,675	$150,000	$15.00	10,000
#62BOND	$300	$76,455	$930	$698	$662	$13,955	$93,000	$6.00	15,500
#71TOPPS	$300	$60,000	$680	$510	$307	$6,203	$68,000	$4.00	17,000
#DEATON	$300	$250,000	$2,850	$2,138	$300	$29,413	$285,000	$25.00	11,400
#98ZELDA	$300	$20,000	$235	$500	$300	$2,165	$23,500	$4.70	5,000
#03JORDAN2	$300	$36,000	$420	$500	$395	$4,385	$42,000	$4.20	10,000
#WOLVERINE	$300	$42,000	$475	$500	$300	$3,925	$47,500	$9.50	5,000
#91JORDAN	$300	$67,200	$700	$525	$564	$711	$70,000	$7.00	10,000
#79GRETZKY	$300	$720,000	$8,000	$6,000	$1,484	$64,216	$800,000	$40.00	20,000
#17DUJAC	$300	$23,232	$260	$500	$300	$1,408	$26,000	$8.00	3,250
#FAUBOURG2	$300	$150,000	$1,650	$1,238	$300	$11,513	$165,000	$15.00	11,000
#MOSASAUR	$300	$17,813	$300	$500	$300	$10,788	$30,000	$5.00	6,000
#92JORDAN	$300	$36,000	$420	$500	$300	$4,480	$42,000	$6.00	7,000
#14KOBE	$300	$69,300	$780	$585	$785	$6,250	$78,000	$8.00	9,750
#03LEBRON3	$300	$204,000	$2,300	$1,725	$564	$21,111	$230,000	$23.00	10,000
#95TOPSUN	$300	$50,000	$600	$500	$300	$8,300	$60,000	$6.00	10,000
#OPEECHEE	$300	$252,000	$3,000	$2,250	$649	$41,801	$300,000	$30.00	10,000

#59BOND	$300	$68,221	$820	$615	$661	$11,383	$82,000	$8.00	10,250
#09TROUT2	$300	$50,000	$560	$500	$300	$4,340	$56,000	$5.00	11,200
#ROCKETBOX	$300	$25,100	$285	$500	$300	$2,015	$28,500	$6.00	4,750
#94JORDAN	$300	$73,200	$850	$638	$597	$9,416	$85,000	$8.50	10,000
#85MJPROMO	$300	$22,500	$280	$500	$300	$4,120	$28,000	$8.00	3,500
#17MAHOMES	$300	$215,000	$3,000	$2,250	$300	$79,150	$300,000	$12.00	25,000
#76PAYTON	$300	$53,500	$650	$500	$300	$9,750	$65,000	$6.50	10,000
#11BELAIR	$300	$18,995	$220	$500	$300	$1,685	$22,000	$11.00	2,000
#16KOBE	$300	$631,200	$8,000	$6,000	$300	$154,200	$800,000	$8.00	100,000
#FANFOUR5	$300	$72,000	$800	$600	$332	$5,968	$80,000	$8.00	10,000
#86DK3	$300	$38,400	$435	$500	$300	$3,565	$43,500	$10.00	4,350
#18LUKA	$300	$22,322	$265	$500	$300	$2,813	$26,500	$5.00	5,300
#MARADONA	$300	$11,211	$140	$500	$300	$1,549	$14,000	$7.00	2,000
#68RYAN	$300	$60,000	$700	$525	$373	$8,102	$70,000	$7.00	10,000
#99CHARZRD	$300	$300,000	$3,500	$2,625	$750	$42,825	$350,000	$10.00	35,000
#96KOBE	$300	$67,200	$770	$578	$490	$7,662	$77,000	$11.00	7,000
#POKEYELOW	$300	$46,500	$550	$500	$300	$6,850	$55,000	$5.00	11,000
#POKELUGIA	$300	$95,000	$1,100	$825	$300	$12,475	$110,000	$11.00	10,000
#48JACKIE	$300	$340,000	$3,750	$2,813	$300	$27,838	$375,000	$20.00	18,750
#VANHALEN	$300	$54,000	$620	$500	$493	$6,087	$62,000	$12.40	5,000
#XMEN1	$300	$215,000	$2,400	$1,800	$300	$20,200	$240,000	$20.00	12,000
#TORNEK	$300	$153,000	$1,650	$1,238	$300	$8,513	$165,000	$5.00	33,000
#05MJLJ	$300	$72,000	$820	$615	$300	$7,965	$82,000	$4.00	20,500
#85JORDAN2	$300	$230,000	$2,800	$2,100	$300	$44,500	$280,000	$14.00	20,000
#81MONTANA	$300	$63,000	$700	$525	$300	$5,175	$70,000	$7.00	10,000
#GYMBOX	$300	$15,000	$180	$500	$357	$1,663	$18,000	$6.00	3,000
#87JORDAN	$300	$45,100	$500	$500	$346	$3,254	$50,000	$5.00	10,000
#00MOUTON	$300	$23,449	$270	$500	$300	$2,181	$27,000	$13.50	2,000
#09CURRY2	$300	$451,200	$5,250	$3,938	$2,149	$62,163	$525,000	$25.00	21,000
#60ALI	$300	$210,000	$2,350	$1,763	$573	$20,014	$235,000	$10.00	23,500
#APPLE1	$300	$736,863	$8,250	$6,188	$6,245	$67,155	$825,000	$25.00	33,000
#POKEMON2	$300	$375,000	$4,150	$3,113	$300	$32,138	$415,000	$10.00	41,500
#GWLOTTO	$300	$25,713	$350	$500	$696	$7,442	$35,000	$14.00	2,500
#NICKLAUS1	$300	$34,499	$400	$500	$300	$4,001	$40,000	$10.00	4,000
#85LEMIEUX	$300	$78,000	$875	$656	$343	$7,326	$87,500	$5.00	17,500
#SMB3	$300	$21,500	$250	$500	$300	$2,150	$25,000	$5.00	5,000
#RIVIERA	$300	$22,680	$300	$500	$332	$5,888	$30,000	$5.00	6,000
#NEOBOX	$300	$40,133	$450	$500	$300	$3,317	$45,000	$4.50	10,000

Note: Table does not include any Offerings or anticipated Offerings for which the Underlying Asset has been sold or cancelled and represents details through December 31, 2020. Brokerage Fee and Offering Expenses (Custody Fee) assume that 100% of Interests in each Offering are sold.

(1)The Asset Seller was issued Interests in the Series as part of total purchase consideration.

There will be different Closing dates for each Offering. The Closing of an Offering will occur on the earliest to occur of (i) the date subscriptions for the Total Maximum Interests for a Series have been accepted or (ii) a date determined by the Manager in its sole discretion, provided that subscriptions for the Total Minimum Interests of such Series have been accepted.  If Closing has not occurred, an Offering shall be terminated upon (i) the date which is one year from the date this Offering Circular is qualified by the Commission which period may be extended with respect to a particular Series by an additional six months by the Manager in its sole discretion, or (ii) any date on which the Manager elects to terminate the Offering in its sole discretion.

In the case of each Series designated with a purchase option agreement in the Master Series Table in Appendix A, the Company has independent purchase option agreements to acquire the individual Underlying Assets, which it plans to exercise upon the Closing of the individual Offering. These individual purchase option agreements may be further extended past their initial expiration dates and in the case a Series Offering does not close on or before its individual expiration date, or if we are unable to negotiate an extension of the purchase option, the individual Offering will be terminated.

This Offering Circular does not constitute an offer or sale of any Series of Interests outside of the U.S.

Those persons who want to invest in the Interests must sign a Subscription Agreement, which will contain representations, warranties, covenants, and conditions customary for private placement investments in limited liability companies, see “How to Subscribe” below for further details.  A copy of the form of Subscription Agreement is attached as Exhibit 4.1 to the Offering Statement of which this Offering Circular forms a part.

Each Series of Interests will be issued in book-entry form without certificates and, as of this time, will be transferred into a custodial account, created by the Custodian for each Investor, upon the Closing of the applicable Offerings. All previously issued shares held on the books of the Issuer are transferred into the Custodian brokerage accounts upon consent by the individual Investors. Transfer agent functions with respect to the Interests of the Series are performed by RSE Transfer Agent LLC (the “Transfer Agent”), a registered transfer agent affiliated with the Company, pursuant to a service agreement for transfer agent services, dated May 7, 2021 (the “Transfer Agent Agreement”).

The Asset Manager, the Manager or its affiliates, and not the Company, will pay all of the expenses incurred in these Offerings that are not covered by the Brokerage Fee, the Sourcing Fee, Offering Expenses or Acquisition Expenses, including fees to our legal counsel, but excluding fees for counsel or other advisors to the Investors and fees associated with the filing of periodic reports with the Commission and future blue-sky filings with state securities departments, as applicable.  Any Investor desiring to engage separate legal counsel or other professional advisors in connection with this Offering will be responsible for the fees and costs of such separate representation.

Investor Suitability Standards

The Interests are being offered and sold only to “qualified purchasers” (as defined in Regulation A under the Securities Act), which include: (i) “accredited investors” under Rule 501(a) of Regulation D and (ii) all other Investors so long as their investment in any of the Interests of the Company (in connection with this Series or any other Series offered under Regulation A) does not represent more than 10% of the greater of their annual income or net worth (for natural persons), or 10% of the greater of annual revenue or net assets at fiscal year-end (for non-natural persons). We reserve the right to reject any Investor’s subscription in whole or in part for any reason, including if we determine in our sole and absolute discretion that such Investor is not a “qualified purchaser” for purposes of Regulation A.

For an individual potential Investor to be an “accredited investor” for purposes of satisfying one of the tests in the “qualified purchaser” definition, the Investor must be a natural person who has:

1.an individual net worth, or joint net worth with the person’s spouse, that exceeds $1,000,000 at the time of the purchase, excluding the value of the primary residence of such person and the mortgage on that primary residence (to the extent not underwater), but including the amount of debt that exceeds the value of that residence and including any increase in debt on that residence within the prior 60 days, other than as a result of the acquisition of that primary residence; or

2.earned income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year.

If the Investor is not a natural person, different standards apply. See Rule 501 of Regulation D for more details. On August 26, 2020, the Commission adopted amendments to expand the definition of “accredited investor,” which became effective December 8, 2020.  These amendments, among other changes, expanded the types of entities that qualify as accredited investors, enable investors that hold FINRA Series 7, 65 or 82 licenses to qualify as accredited investors and expanded the concept of “spouse” to include spousal equivalents for purposes of the financial tests referenced above. For purposes of determining whether a potential Investor is a “qualified purchaser,” annual income and net worth should be calculated as provided in the “accredited investor” definition under Rule 501 of Regulation D. In particular, net worth in all cases should be calculated excluding the value of an Investor’s home, home furnishings and automobiles.

The Interests will not be offered or sold to prospective Investors subject to the Employee Retirement Income Security Act of 1974 and regulations thereunder, as amended (“ERISA”).

If you live outside the United States, it is your responsibility to fully observe the laws of any relevant territory or jurisdiction outside the United States in connection with any purchase, including obtaining required governmental or other consent and observing any other required legal or other formalities.

Our Manager and the BOR, in its capacity as broker of record for these Offerings, will be permitted to make a determination that the subscribers of Interests in each Offering are “qualified purchasers” in reliance on the information and representations provided by the subscriber regarding the subscriber’s financial situation. Before making any representation that your investment does not exceed applicable federal thresholds, we encourage you to review Rule 251(d)(2)(i)(C) of Regulation A.  For general information on investing, we encourage you to refer to http://www.investor.gov.

An investment in our Interests may involve significant risks.  Only Investors who can bear the economic risk of the investment for an indefinite period of time and the loss of their entire investment should invest in the Interests.  See “Risk Factors.”

Minimum Investment

The minimum subscription by an Investor in an Offering is one (1) Interest.  The Manager and/or its affiliates must purchase a minimum of 1% of Interests of each Series at the Closing of the Offering of such Series. The Manager and/or its affiliates may purchase greater than 1% of Interests of any Series at the applicable Closing, in its sole discretion.

Lock-up Period

The Rally Entities shall be subject to a 90-day lock-up period starting the day of Closing, for any Interests which it purchases in an Offering.

Broker

Pursuant to a broker-dealer agreement, dated August 12, 2019, between the Company and the BOR (as amended, the “Brokerage Agreement”), the BOR serves as broker of record for the Company’s Regulation A Offerings.

The BOR performs the following technology and compliance services in connection with the sale of the Interests as a broker-of-record:

1.Accept Investor data from the Company;

2.Review and process Investor information, including Know Your Customer (KYC) data, perform Anti-Money Laundering (AML), using the BOR and third-party vendors resources, and other compliance background checks, and provide a recommendation to the Company whether or not to accept Investor as a customer of the Company based solely on AML and KYC process;

3.Coordinate and help establish escrow services for Investor documentation, if necessary, through a third-party qualified escrow agent:

4.Review each Investor’s subscription agreement to confirm accuracy of information and such Investor’s participation in the Series, and based upon such review provide a determination to the Company whether or not to accept the use of the subscription agreement for the Investor’s participation;

5.Contact and/or notify the Company of any Investor that the BOR advises the Company to decline;

6.Contact and/or notify the Company, if needed, to gather additional information or clarification;

7.Serve as a registered agent for each Series on which it acts as broker-of-record where required for state Blue Sky law requirements;

8.Coordinate and transmit book-entry data to the Company’s Custodian to assist in maintaining the Company’s ownership registry for each Series;

9.Keep Investor details and data confidential and not disclose to any third-party except as required by regulators or in performance of its obligations under the Brokerage Agreement (e.g. as needed for AML and background checks); and

10.Comply with any required FINRA filings including filings required under Rule 5110 for the Offering.

The BOR is a broker-dealer registered with the Commission and a member of the FINRA and the SIPC and is registered in each state where the Offerings and sale of the Interests will occur but will not act as a finder, placement agent or underwriter in connection with these Offerings. The BOR will receive a Brokerage Fee but will not purchase or solicit the purchase of any Interests and, therefore, will not be eligible to receive any finder’s fees or any underwriting or placement agent discounts or commissions in connection with any Offering of Interests.  In addition, we have agreed pay the BOR for certain other expenses.

The Brokerage Agreement will remain in effect for a period ending on the earlier of: (i) the final Closing of the Offering for a Series of Interests for which the BOR acts as broker-of-record, or (ii) the last date under which Interests of the Company are permitted by applicable Commission rules to be offered and sold by the Company under its offering statement (of which this Offering Circular forms a part) that was initially qualified by the Commission on October 11, 2019. A copy of the Brokerage Agreement (including an amendment to such agreement) is attached as Exhibit 6.2 and Exhibit 6.3 to the Offering Statement of which this Offering Circular forms a part.

Custodian

The Custodian will hold the brokerage accounts into which Interests in the Company’s Offerings are transferred upon the Closing of each of the Company’s Offerings, pursuant to a custody agreement dated January 7, 2020 (as amended, the “Custody Agreement”).  The Custodian is a broker-dealer registered with the Commission and a member of the FINRA and the SIPC and is registered in every state in which Interests in Series of the Company will be sold.  The Custodian will receive a Custody Fee but will not purchase any Interests and, therefore, will not be eligible to receive any discounts, commissions or any underwriting or finder’s fees in connection with any Offering.  A copy of the Custody Agreement is attached as Exhibit 8.2 to the Offering Statement of which this Offering Circular forms a part.

Escrow Agent

Atlantic Capital Bank, N.A., serves as the Escrow Agent pursuant to an escrow agreement among the BOR, the Escrow Agent, and the Company, effective as of August 12, 2019, on behalf of the Series (the “Escrow Agreement”). Each Series will generally be responsible for fees due to the Escrow Agent, which are categorized as part of the Offering Expenses described in the “Fees and Expenses” section below; however, the Manager has agreed to pay and not be reimbursed for fees due to the Escrow Agent incurred in the case of the Offerings for the Series in the Master Series Table in Appendix A. The Company and the BOR must jointly and severally indemnify the Escrow Agent and each of its officers, directors, employees and agents against any losses that are incurred in connection with providing the services under the Escrow Agreement other than losses that arise out of the Escrow Agent’s gross negligence or willful misconduct. A copy of the Escrow Agreement is attached as Exhibit 8.1 to the Offering Statement of which this Offering Circular forms a part.

Transfer Agent

Pursuant to the Transfer Agent Agreement, the Transfer Agent performs certain transfer agent functions for the Company, including:

1.Maintaining a record of ownership of Interests for each Series, including contact information of all registered holders of Interests;

2.Maintaining a record of the transfer, issuance and cancellation of any and all Interests; and

3.Coordinating with each broker-dealer authorized by the Company to execute a purchase or sale of Interests to ensure that all purchases and sales are promptly reported to the Company and recorded in the register of Interests for each Series.

The Transfer Agent is registered with the Commission as a transfer agent pursuant to Section 17A of the Exchange Act.  Pursuant to the Transfer Agent Agreement, the Company will pay an annual fee to the Transfer Agent in arrears in an amount to be negotiated in good faith based on the Transfer Agent’s actual expenses in performing the services under the agreement.  The Transfer Agent Agreement continues for an initial term of three years and provides for automatic renewals for successive three-year terms unless either party provides written notice of termination at least 60 days in advance of the end of the term.  A copy of the Transfer Agent Agreement is attached as Exhibit 6.4 to the Offering Statement of which this Offering Circular forms a part.

Fees and Expenses

Offering Expenses

Each Series of Interests will generally be responsible for their respective Offering Expenses. Offering Expenses consist of legal, accounting, escrow, filing, banking, compliance costs and Custody Fees, as applicable, related to a specific Offering (and excludes ongoing costs described in Operating Expenses). The Manager has agreed to pay and not be reimbursed for Offering Expenses incurred with respect to the Offerings for the Series detailed in the Master Series Table in Appendix A except in the case of Custody Fees, which are funded through the proceeds of the respective Offerings at Closing.

As compensation for providing certain custodian services to the Company, the Custodian will receive the Custody Fee.  Each Series of Interests will be responsible for paying its own Custody Fee to the Custodian in connection with the sale of Interests in such Series, except if otherwise stated for a particular Series. The Custody Fee will be payable from the proceeds of such Offering. For all previously closed Offerings, the Manager will retroactively pay the Custodian the Custody Fee upon transfer of Interests related to such Offerings into the brokerage accounts created for each Interest Holder by the Custodian.

Acquisition Expenses

Each Series of Interests will be responsible for any and all fees, costs and expenses incurred in connection with the evaluation, discovery, investigation, development and acquisition of the Underlying Asset related to such Series incurred prior to the Closing, including brokerage and sales fees and commissions (but excluding the Brokerage Fee), appraisal fees, research fees, transfer taxes, third party industry and due diligence experts, bank fees and interest (if the Underlying Asset was acquired using debt prior to completion of an Offering), auction house fees, travel and lodging for inspection purposes, transportation costs to transfer the Underlying Asset from the Asset Seller’s possession to the storage facility or to locations for creation of photography and videography materials (including any insurance required in connection with such transportation), initial refurbishment or maintenance, and photography and videography expenses in order to prepare the profile for the Underlying Asset on the Platform. The Acquisition Expenses will be payable from the proceeds of each Offering.

Brokerage Fee

As compensation for providing certain broker-dealer services to the Company, the BOR will receive the Brokerage Fee. Each Series of Interests will be responsible for paying its own Brokerage Fee to the BOR in connection with the sale of Interests in such Series, except if otherwise stated for a particular Series. The Brokerage Fee will be payable from the proceeds of such Offering. In addition to the Brokerage Fee, the Company has agreed to pay the BOR a one-time advance set up fee of $10,000.  The Company will also fund $8,000 in FINRA 5110 filing fees which represents the 5110 fee for the maximum of $50,000,000 of issuance in the upcoming twelve-month period. The set-up fee is to facilitate the Offerings but is not related to a specific Series of Interests. Any unused portion of these fees will be reimbursed to the Company.

Sourcing Fee

The Manager will be paid the Sourcing Fee, which in respect of each Offering, shall not exceed the amount described in the Master Series Table in Appendix A and in respect of any other Offering, such amount as determined by the Manager at the time of such Offering.

Additional Information Regarding this Offering Circular

We have not authorized anyone to provide you with information other than as set forth in this Offering Circular.  Except as otherwise indicated, all information contained or incorporated by reference in this Offering Circular is accurate only as of the date of such information, regardless of the time of delivery of this Offering Circular or any sale of a Series of Interests.  Neither the delivery of this Offering Circular nor any sale made hereunder shall under any circumstances create any implication that there has been no change in our affairs since the date hereof.

From time to time, we may provide an “Offering Circular Supplement” that may add, update or change information contained or incorporated by reference in this Offering Circular. Any statement that we make in this Offering Circular will be modified or superseded by any inconsistent statement made by us in a subsequent Offering Circular Supplement. The Offering Statement we filed with the Commission, of which this Offering Circular forms a part, includes exhibits that provide more detailed descriptions of the matters discussed in this Offering Circular.  You should read this Offering Circular and the related exhibits filed with the Commission and any Offering Circular Supplement together with additional information contained in our annual reports, semiannual reports and other reports and information statements that we will file periodically with the Commission.

The Offering Statement and all amendments, supplements and reports that we have filed or will file in the future can be read on the Commission website at www.sec.gov or in the legal section for the applicable Underlying Asset on the Platform.  The contents of the Platform (other than the Offering Statement, this Offering Circular and the Appendices and Exhibits thereto) are not incorporated by reference in or otherwise a part of this Offering Circular.

How to Subscribe

Potential Investors who are “qualified purchasers” may subscribe to purchase Interests in the Series which have not had a Closing, as detailed in the Master Series Table in Appendix A (gray highlighting in the Master Series Table indicates Series for which an Offering has not yet closed).

The subscription process for each Offering is a separate process. Any potential Investor wishing to acquire any Series Interests must:

1.Carefully read this Offering Circular, and any current supplement, as well as any documents described in the Offering Circular and attached hereto or which you have requested. Consult with your tax, legal and financial advisors to determine whether an investment in any of the Series Interests is suitable for you.

2.Review the Subscription Agreement (including the “Investor Qualification and Attestation” attached thereto), which is pre-populated following your completion of certain questions on the Platform application or otherwise and if the responses remain accurate and correct, sign the completed Subscription Agreement using electronic signature.  Except as otherwise required by law, subscriptions may not be withdrawn or cancelled by subscribers.

3.Once the completed Subscription Agreement is signed for a particular Offering, an integrated online payment provider will transfer funds in an amount equal to the purchase price for the relevant Series of Interests for which you have applied to subscribe (as set out on the front page of your Subscription Agreement) into a non-interest-bearing escrow account with the Escrow Agent. The Escrow Agent will hold such subscription monies in escrow until such time as your Subscription Agreement is either accepted or rejected by the Manager and, if accepted, such further time until you are issued with Series Interests for which you subscribed.

4.The Manager and the BOR will review the subscription documentation completed and signed by you. You may be asked to provide additional information. The Manager or the BOR will contact you directly if required.  We reserve the right to reject any subscriptions, in whole or in part, for any or no reason, and to withdraw any Offering at any time prior to Closing.

5.Once the review is complete, the Manager will inform you whether or not your application to subscribe for the Series Interests is approved or denied and if approved, the number of Series Interests for which you are entitled to subscribe. If your subscription is rejected in whole or in part, then your subscription payments (being the entire amount if your application is rejected in whole or the payments associated with those subscriptions rejected in part) will be refunded promptly, without interest or deduction. The Manager accepts subscriptions on a first-come, first served basis subject to the right to reject or reduce subscriptions.

6.If all or a part of your subscription in a particular Series is approved, then the number of Series Interests for which you are entitled to subscribe will be issued to you upon the Closing. Simultaneously with the issuance of the Series Interests, the subscription monies held by the Escrow Agent in escrow on your behalf will be transferred to the account of the applicable Series as consideration for such Series Interests.

By executing the Subscription Agreement, you agree to be bound by the terms of the Subscription Agreement and Operating Agreement. The Company, the Manager and the BOR will rely on the information you provide in the Subscription Agreement, including the “Investor Qualification and Attestation” attached thereto and the supplemental information you provide in order for the Manager and the BOR to verify your status as a “qualified purchaser.” If any information about your “qualified purchaser” status changes prior to you being issued Series Interests, please notify the Manager immediately using the contact details set out in the Subscription Agreement.

For further information on the subscription process, please contact the Manager using the contact details set out in the “Where to Find Additional Information” section.

The subscription funds advanced by prospective Investors as part of the subscription process will be held in a non-interest-bearing account with the Escrow Agent and will not be transferred to the operating account of the applicable Series of Interests unless and until there is a Closing for a particular Offering with respect to that Series. When the Escrow Agent has received instructions from the Manager or the BOR that an Offering will close, and the Investor’s subscription is to be accepted (either in whole or part), then the Escrow Agent shall disburse such Investor’s subscription proceeds in its possession to the account of the applicable Series.  If an Offering is terminated without a Closing, or if a prospective Investor’s subscription is not accepted or is cut back due to oversubscription or otherwise, such amounts placed into escrow by prospective Investors will be returned promptly to them without interest or deductions.  Any costs and expenses associated with a terminated Offering will be borne by the Manager.

MATERIAL UNITED STATES TAX CONSIDERATIONS

The following is a summary of certain material United States federal income tax consequences of the ownership and disposition of the Interests but does not purport to be a complete analysis of all the potential tax considerations relating thereto. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as of the date hereof. These authorities may be changed, possibly retroactively, so as to result in United States federal income tax consequences different from those set forth below. We have not sought any ruling from the Internal Revenue Service (the “IRS”), with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS will agree with such statements and conclusions.

Except as explicitly set forth below, this discussion is limited to U.S. Holders (defined below) who hold the Interests as capital assets within the meaning of Section 1221 of the Code. This summary does not address the tax considerations arising under the laws of any United States state or local or any non-United States jurisdiction or under United States federal gift and estate tax laws. In addition, this discussion does not address tax considerations applicable to an Investor’s particular circumstances or to Investors that may be subject to special tax rules, including, without limitation:

(i)banks, insurance companies or other financial institutions;

(ii)persons subject to the alternative minimum tax;

(iii)tax-exempt organizations;

(iv)dealers in securities or currencies;

(v)traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

(vi)persons that own, or are deemed to own, more than five percent of our Interests (except to the extent specifically set forth below);

(vii)certain former citizens or long-term residents of the United States;

(viii)persons who hold our Interests as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction;

(ix)persons who do not hold our Interests as a capital asset within the meaning of Section 1221 of the Code (generally, for investment purposes); or

(x)persons deemed to sell our Interests under the constructive sale provisions of the Code.

As used herein, the term “U.S. Holder” means a beneficial owner of the Interests that is, for U.S. federal income tax purposes, an individual citizen or resident of the United States, a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state or political subdivision thereof or the District of Columbia, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons control all of the substantial decisions of the trust or if a valid election is in place to treat the trust as a U.S. person.

In addition, if a partnership, including any entity or arrangement, domestic or foreign, classified as a partnership for United States federal income tax purposes, holds Interests, the tax treatment of a partner generally will depend on the status of the partner and upon the activities of the partnership. Accordingly, partnerships that hold Interests, and partners in such partnerships, should consult their tax advisors.

On December 22, 2017, the United States enacted H.R. 1, informally titled the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act includes significant changes to the Code affecting the Company and its Interest Holders.  Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The interpretation of the Tax Act by the IRS and the courts remains uncertain in many respects; prospective Investors should consult their tax advisors specifically regarding the potential impact of the Tax Act on their investment.

You are urged to consult your tax advisor with respect to the application of the United States federal income tax laws to your particular situation, as well as any tax consequences of the purchase, ownership and disposition of our Interests arising under the United States federal estate or gift tax rules or under the laws of any United States state or local or any foreign taxing jurisdiction or under any applicable tax treaty.

Taxation of each Series of Interests as a “C” Corporation

The Company, although formed as a Delaware series limited liability company eligible for tax treatment as a “partnership,” has affirmatively elected for each Series of Interests, including the Series listed in the Master Series Table in Appendix A, to be taxed as a “C” corporation under Subchapter C of the Code for all federal and state tax purposes and the discussion below assumes that each Series will be so treated. Thus, each Series of Interests will be taxed at regular corporate rates on its income before making any distributions to Interest Holders as described below.

Taxation of Distributions to Investors

Distributions to U.S. Holders out of the Company’s current or accumulated earnings and profits will be taxable as dividends. A non-corporate U.S. Holder who receives a distribution constituting “qualified dividend income” may be eligible for reduced federal income tax rates. U.S. Holders are urged to consult their tax advisors regarding the characterization of corporate distributions as “qualified dividend income”. Dividends received by a corporate U.S. Holder may be eligible for the corporate dividends-received deduction if certain holding periods are satisfied. Distributions in excess of the Company’s current and accumulated earnings and profits will not be taxable to a U.S. Holder to the extent that the distributions do not exceed the adjusted tax basis of the U.S. Holder’s Interests. Rather, such distributions will reduce the adjusted basis of such U.S. Holder’s Interests. Distributions in excess of current and accumulated earnings and profits that exceed the U.S. Holder’s adjusted basis in its Interests will be taxable as capital gain in the amount of such excess if the Interests are held as a capital asset. In addition, Section 1411 of the Code imposes on individuals, trusts and estates a 3.8% tax on certain investment income (the “3.8% NIIT”). In general, in the case of an individual, this tax is equal to 3.8% of the lesser of (i) the taxpayer’s “net investment income” or (ii) the excess of the taxpayer’s adjusted gross income over the applicable threshold amount ($250,000 for taxpayers filing a joint return, $125,000 for married individuals filing separate returns and $200,000 for other taxpayers). In the case of an estate or trust, the 3.8% tax will be imposed on the lesser of (x) the undistributed net investment income of the estate or trust for the taxable year, or (y) the excess of the adjusted gross income of the estate or trust for such taxable year over a beginning dollar amount of the highest tax bracket for such year (for 2021, that amount is $13,050).

Taxation of Dispositions of Interests

Upon any taxable sale or other disposition of our Interests, a U.S. Holder will recognize gain or loss for federal income tax purposes on the disposition in an amount equal to the difference between the amount of cash and the fair market value of any property received on such disposition; and the U.S. Holder’s adjusted tax basis in the Interests. A U.S. Holder’s adjusted tax basis in the Interests generally equals his or her initial amount paid for the Interests and decreased by the amount of any distributions to the Investor in excess of the Company’s current or accumulated earnings and profits. In computing gain or loss, the proceeds that U.S. Holders receive will include the amount of any cash and the fair market value of any other property received for their Interests, and the amount of any actual or deemed relief from indebtedness encumbering their Interests. The gain or loss will be long-term capital gain or loss if the Interests are held for more than one year before disposition. Long-term capital gains of individuals, estates and trusts currently are taxed at a maximum rate of 20% (plus any applicable state income taxes) plus the 3.8% NIIT. The deductibility of capital losses may be subject to limitation and depends on the circumstances of a particular U.S. Holder; the effect of such limitation may be to defer or to eliminate any tax benefit that might otherwise be available from a loss on a disposition of the Interests. Capital losses are first deducted against capital gains, and, in the case of non-corporate taxpayers, any remaining such losses are deductible against salaries or other income from services or income from portfolio investments only to the extent of $3,000 per year.

Tax Withholding and Information Reporting

Generally, the Company must report annually to the IRS the amount of dividends paid to you, your name and address, and the amount of tax withheld, if any. A similar report will be sent to you.

Dividends paid by a Series to a non-U.S. Holder are generally subject to federal income tax withholding at the rate of 30% (or a lower rate determined under a tax treaty). A non-U.S. Holder that is entitled to a reduced rate of withholding will need to provide an IRS Form W-8BEN or similar form to certify its entitlement to tax treaty benefits.

Payments of dividends or of proceeds on the disposition of the Interests made to you may be subject to additional information reporting and backup withholding at a current rate of 24% unless you establish an exemption. Notwithstanding the foregoing, backup withholding and information reporting may apply if either we or our paying agent has actual knowledge, or reason to know, that you are a United States person.

Backup withholding is not an additional tax; rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may generally be obtained from the IRS, provided that the required information is furnished to the IRS in a timely manner.

Under legislation commonly known as “FATCA,” each Series of Interests will be required to withhold U.S. federal income tax at the rate of 30% on distributions treated as dividends for tax purposes unless the recipient timely provides proper certifications on a valid U.S. Form W-8 or W-9. Withholding under FATCA generally applies to certain “foreign financial institutions” and “non-financial foreign entities.” Withholding will not apply to a U.S. Holder that timely provides a valid U.S. Form W-9.

If we determine withholding is required with respect to a distribution or payment, we will withhold tax at the applicable statutory rate, and we will not pay any additional amounts in respect of such withholding.

The preceding discussion of United States federal tax considerations is for general information only. It is not tax advice. Each prospective Investor should consult its own tax advisor regarding the particular United States federal, state and local and foreign tax consequences, if applicable, of purchasing, holding and disposing of our Interests, including the consequences of any proposed change in applicable laws.

APPENDIX A

MASTER SERIES TABLE

The master series table below, referred to at times as the “Master Series Table,” shows key information related to each Series. This information will be referenced in the following sections when referring to the Master Series Table. In addition, see the “Description of Series” and “Use of Proceeds” sections for each individual Series in Appendix B for further details.

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#52MANTLE	10/11/2019	1952 Topps #311 Mickey Mantle Card	Purchase Option Agreement	Closed	10/18/2019	10/25/2019	$132.00	1,000	$132,000 (3)	$3,090	6/4/2021
#71MAYS	10/11/2019	1971 Willie Mays Jersey	Purchase Option Agreement	Closed	10/25/2019	10/31/2019	$28.50	2,000	$57,000 (3)	$1,830	5/19/2021
#RLEXPEPSI	10/11/2019	Rolex GMT Master II 126710BLRO	Purchase Agreement	Closed	11/1/2019	11/6/2019	$8.90	2,000	$17,800 (3)	$22	6/7/2021
#10COBB	10/11/2019	1910 E98 Ty Cobb Card	Purchase Option Agreement	Closed	11/8/2019	11/14/2019	$39.00	1,000	$39,000 (3)	$1,510	5/25/2021
#POTTER	10/11/2019	1997 First Edition Harry Potter	Purchase Agreement	Closed	11/15/2019	11/21/2019	$24.00	3,000	$72,000 (3)	($510)	3/30/2021
#TWOCITIES	10/11/2019	First Edition A Tale of Two Cities	Purchase Option Agreement	Closed	11/15/2019	11/21/2019	$72.50	200	$14,500 (3)	$55	6/14/2021
#FROST	10/11/2019	First Edition A Boy's Will	Purchase Option Agreement	Closed	11/15/2019	11/21/2019	$67.50	200	$13,500 (3)	$865	4/6/2021
#BIRKINBLEU	11/1/2019	Bleu Saphir Lizard Hermès Birkin	Upfront Purchase	Closed	11/22/2019	11/27/2019	$58.00	1,000	$58,000 (3)	$170	3/30/2021
#SMURF	11/1/2019	Rolex Submariner Date "Smurf" Ref. 116619LB	Upfront Purchase	Closed	11/22/2019	11/27/2019	$17.25	2,000	$34,500 (3)	$2,905	5/28/2021
#70RLEX	10/11/2019	1970 Rolex Ref. 5100 Beta 21	Purchase Agreement	Closed	11/29/2019	12/6/2019	$20.00	1,000	$20,000 (3)	$50	4/8/2021
#EINSTEIN	10/11/2019	First Edition of Philosopher-Scientist	Purchase Option Agreement	Closed	12/6/2019	12/13/2019	$7.25	2,000	$14,500 (3)	$855	4/13/2021
#HONUS	11/27/2019	1909-1911 T206 Honus Wagner Card	Purchase Option Agreement	Closed	12/11/2019	12/26/2019	$52.00	10,000	$520,000 (3)	$5,572	4/8/2021

#75ALI	11/1/2019	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	Purchase Agreement	Closed	12/19/2019	12/29/2019	$46.00	1,000	$46,000 (3)	($10)	4/6/2021
#71ALI	10/11/2019	1971 “Fight of the Century” Contract	Purchase Option Agreement	Sold - $40,000 Acquisition Offer Accepted on 02/07/2020	12/16/2019	12/30/2019	$15.50	2,000	$31,000 (3)	$1,090	2/6/2020
#APROAK	11/1/2019	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	Upfront Purchase	Closed	12/6/2019	1/2/2020	$75.00	1,000	$75,000 (3)	($63)	5/10/2021
#88JORDAN	11/1/2019	1988 Michael Jordan Nike Air Jordan III Sneakers	Purchase Agreement	Closed	1/19/2020	1/27/2020	$11.00	2,000	$22,000 (3)	$230	5/4/2021
#BIRKINBOR	12/18/2019	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	Purchase Option Agreement	Closed	2/13/2020	2/20/2020	$26.25	2,000	$52,500 (3)	$225	4/15/2021
#33RUTH	12/18/2019	1933 Goudey #144 Babe Ruth Card	Upfront Purchase	Closed	2/20/2020	2/26/2020	$38.50	2,000	$77,000 (3)	$603	5/6/2021
#SPIDER1	12/18/2019	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	Purchase Option Agreement	Closed	2/28/2020	3/4/2020	$22.00	1,000	$22,000 (3)	$230	5/11/2021
#BATMAN3	12/18/2019	1940 D.C. Comics Batman #3 CGC NM 9.4	Purchase Option Agreement	Closed	2/28/2020	3/4/2020	$78.00	1,000	$78,000 (3)	$585	4/27/2021
#ROOSEVELT	10/11/2019	First Edition African Game Trails	Purchase Option Agreement	Closed	3/6/2020	3/10/2020	$19.50	1,000	$19,500 (3)	$1,008	4/13/2021
#ULYSSES	10/11/2019	1935 First Edition Ulysses	Purchase Option Agreement	Closed	3/6/2020	3/10/2020	$51.00	500	$25,500 (3)	$695	4/13/2021
#56MANTLE	12/18/2019	1956 Topps #135 Mickey Mantle Card	Upfront Purchase	Closed	1/3/2020	3/11/2020	$1.00	10,000	$10,000 (3)	($650)	4/29/2021
#AGHOWL	10/11/2019	First Edition Howl and Other Poems	Purchase Option Agreement	Closed	3/6/2020	3/11/2020	$38.00	500	$19,000 (3)	$810	3/25/2021

#98JORDAN	10/11/2019	1998 Michael Jordan Jersey	Purchase Option Agreement	Sold - $165,000 Acquisition Offer Accepted on 05/08/2020	3/9/2020	3/22/2020	$64.00	2,000	$128,000 (3)	$4,160	5/14/2020
#18ZION	11/1/2019	2018 Zion Williamson Adidas James Harden Sneakers	Upfront Purchase	Closed	3/27/2020	4/2/2020	$30.00	500	$15,000 (3)	$200	3/30/2021
#SNOOPY	11/27/2019	2015 Omega Speedmaster Moonwatch	Upfront Purchase	Closed	4/2/2020	4/7/2020	$12.75	2,000	$25,500 (3)	($55)	4/22/2021
#APOLLO11	11/1/2019	Apollo 11 Crew-Signed New York Times Cover	Upfront Purchase	Closed	4/8/2020	4/19/2020	$32.00	1,000	$32,000 (3)	$130	4/1/2021
#24RUTHBAT	12/18/2019	1924 George "Babe" Ruth Professional Model Bat	Purchase Agreement	Closed	4/10/2020	5/3/2020	$85.00	3,000	$255,000 (3)	($513)	4/15/2021
#YOKO	10/11/2019	First Edition Grapefruit	Purchase Option Agreement	Closed	4/29/2020	5/11/2020	$80.00	200	$16,000 (3)	$840	4/13/2021
#86JORDAN	4/30/2020	1986 Fleer #57 Michael Jordan Card	Upfront Purchase	Sold - $80,000 Acquisition Offer Accepted on 06/01/2020	5/6/2020	5/13/2020	$40.00	1,000	$40,000 (3)	$600	6/1/2020
#RUTHBALL1	4/30/2020	1934-39 Official American League Babe Ruth Single Signed Baseball	Purchase Agreement	Closed	5/8/2020	5/24/2020	$14.50	2,000	$29,000 (3)	$510	4/29/2021
#HULK1	4/30/2020	1962 The Incredible Hulk #1 CGC VF 8.0	Purchase Agreement	Closed	5/12/2020	5/24/2020	$44.50	2,000	$89,000 (3)	$143	4/27/2021
#HIMALAYA	12/18/2019	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	Purchase Option Agreement	Closed	5/19/2020	5/27/2020	$70.00	2,000	$140,000 (3)	$6,300	5/4/2021
#55CLEMENTE	4/30/2020	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	Purchase Agreement	Closed	5/28/2020	6/4/2020	$38.00	1,000	$38,000 (3)	$520	5/26/2021
#38DIMAGGIO	4/30/2020	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	Purchase Agreement	Closed	5/28/2020	6/4/2020	$22.00	1,000	$22,000 (3)	$680	5/27/2021

#BOND1	4/30/2020	1953 First Edition, First Issue Casino Royale	Upfront Purchase	Closed	6/4/2020	6/12/2020	$39.00	1,000	$39,000 (3)	$510	5/6/2021
#LOTR	4/30/2020	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	Upfront Purchase	Closed	6/4/2020	6/12/2020	$29.00	1,000	$29,000 (3)	$10	4/13/2021
#CATCHER	4/30/2020	1951 First Edition, First Issue The Catcher in the Rye	Upfront Purchase	Closed	6/4/2020	6/12/2020	$25.00	500	$12,500 (3)	$25	6/9/2021
#SUPER21	4/30/2020	1943 Superman #21 CGC VF/NM 9.0 comic book	Purchase Option Agreement	Closed	5/7/2020	6/17/2020	$1.00	8,500	$8,500 (3)	$615	5/17/2021
#BATMAN1	4/30/2020	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	Purchase Agreement	Closed	6/11/2020	6/18/2020	$71.00	1,000	$71,000 (3)	$658	6/4/2021
#GMTBLACK1	4/30/2020	Rolex 18k Yellow Gold GMT-Master ref. 16758	Upfront Purchase	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520	6/1/2021
#BIRKINTAN	4/30/2020	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	Purchase Option Agreement	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520	6/10/2021
#61JFK	6/8/2020	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	Purchase Agreement	Closed	6/27/2020	7/7/2020	$11.50	2,000	$23,000 (3)	$5,520	5/27/2021
#50JACKIE	4/30/2020	1950 Bowman #22 Jackie Robinson Card	Upfront Purchase	Sold - $13,000 Acquisition Offer Accepted on 10/07/2020	6/10/2020	7/8/2020	$1.00	10,000	$10,000 (3)	$100	10/13/2020
#POKEMON1	4/30/2020	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	Upfront Purchase	Closed	6/23/2020	7/8/2020	$25.00	5,000	$125,000 (3)	$4,213	6/1/2021
#LINCOLN	6/8/2020	1864 Signed, Vignetted Portrait of Abraham Lincoln	Purchase Agreement	Closed	7/1/2020	7/9/2020	$20.00	4,000	$80,000 (3)	$13,900	6/8/2021
#STARWARS1	6/8/2020	1977 Star Wars #1 CGC VF/NM 9.0 comic book	Purchase Agreement	Closed	7/1/2020	7/14/2020	$1.00	12,000	$12,000 (3)	$980	4/27/2021
#56TEDWILL	6/8/2020	1956 Ted Williams Game-Worn Red Sox Home Jersey	Purchase Agreement	Closed	7/16/2020	7/26/2020	$45.00	2,000	$90,000 (3)	$7,825	3/30/2021

#68MAYS	6/8/2020	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	Purchase Agreement	Closed	7/17/2020	7/26/2020	$19.50	2,000	$39,000 (3)	$5,510	4/6/2021
#TMNT1	6/8/2020	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	Purchase Option Agreement	Sold - $100,000 Acquisition Offer Accepted on 06/07/2021	7/23/2020	7/30/2020	$65.00	1,000	$65,000 (3)	$3,720	6/8/2021
#CAPTAIN3	4/30/2020	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	Purchase Option Agreement	Closed	7/23/2020	7/30/2020	$37.00	1,000	$37,000 (3)	$464	4/6/2021
#51MANTLE	6/8/2020	1951 Bowman #253 Mickey Mantle Card	Purchase Agreement	Closed	7/16/2020	7/30/2020	$17.00	2,000	$34,000 (3)	$3,060	4/15/2021
#CHURCHILL	4/30/2020	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	Upfront Purchase	Closed	7/7/2020	8/6/2020	$1.00	7,500	$7,500 (3)	$25	4/13/2021
#SHKSPR4	4/30/2020	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	Purchase Agreement	Closed	7/30/2020	8/6/2020	$115.00	1,000	$115,000 (3)	$7,282	4/13/2021
#03KOBE	7/20/2020	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	Purchase Agreement	Closed	8/2/2020	8/16/2020	$8.00	6,250	$50,000 (3)	$4,400	4/15/2021
#03LEBRON	7/20/2020	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	Purchase Agreement	Closed	8/5/2020	8/16/2020	$17.00	2,000	$34,000 (3)	$7,560	4/29/2021
#03JORDAN	7/20/2020	2003-2004 Upper Deck Exquisite Collection Michael Jordan Patches Autographs Card	Purchase Agreement	Closed	8/6/2020	8/16/2020	$20.50	2,000	$41,000 (3)	$6,490	4/8/2021
#39TEDWILL	7/20/2020	1939 Gum Inc. Play Ball #92 Ted Williams Rookie Card	Purchase Agreement	Closed	8/13/2020	8/24/2020	$5.00	5,600	$28,000 (3)	($1,130)	4/22/2021

#94JETER	7/20/2020	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	Purchase Agreement	Closed	8/9/2020	8/24/2020	$45.00	1,000	$45,000 (3)	$4,450	4/1/2021
#2020TOPPS	7/20/2020	Ten (10) Complete Sets of Topps 2020 Limited First Edition Series 1 & 2 Topps Baseball Cards	Purchase Option Agreement	Closed	8/13/2020	8/25/2020	$10.00	10,000	$100,000 (3)	$100	4/29/2021
#FANFOUR1	4/30/2020	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	Purchase Option Agreement	Closed	8/23/2020	9/2/2020	$52.50	2,000	$105,000 (3)	$2,563	4/27/2021
#86RICE	7/20/2020	1986 Topps #161 Jerry Rice Rookie Card	Purchase Agreement	Closed	7/28/2020	9/15/2020	$1.00	23,000	$23,000 (3)	$1,670	5/20/2021
#DAREDEV1	6/8/2020	1964 Daredevil #1 CGC VF/NM 9.0 comic book	Purchase Agreement	Closed	7/28/2020	9/15/2020	$1.00	11,500	$11,500 (3)	$985	4/27/2021
#85MARIO	6/8/2020	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	Purchase Option Agreement	Closed	8/16/2020	9/15/2020	$50.00	3,000	$150,000 (3)	$6,775	5/14/2021
#TOS39	7/20/2020	1963 Tales of Suspense #39 CGC NM 9.4 comic book	Purchase Agreement	Closed	8/27/2020	9/15/2020	$45.00	3,000	$135,000 (3)	$12,038	4/27/2021
#05LATOUR	7/20/2020	One case of twelve (12) 75cl bottles of 2005 Château Latour	Purchase Agreement	Closed	9/3/2020	9/15/2020	$9.80	1,000	$9,800 (3)	$1,161	5/4/2021
#16SCREAG	7/20/2020	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	Purchase Agreement	Closed	9/3/2020	9/15/2020	$39.00	1,000	$39,000 (3)	$5,566	5/18/2021
#14DRC	7/20/2020	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	Purchase Agreement	Closed	9/3/2020	9/15/2020	$54.00	1,000	$54,000 (3)	$6,380	5/21/2021
#57MANTLE	7/20/2020	1957 Topps #95 Mickey Mantle Card	Purchase Agreement	Closed	9/6/2020	9/21/2020	$1.00	8,000	$8,000 (3)	($1,182)	6/2/2021
#FAUBOURG	4/30/2020	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	Purchase Option Agreement	Closed	9/9/2020	9/21/2020	$75.00	2,000	$150,000 (3)	$31,675	5/13/2021
#SOBLACK	4/30/2020	2010 Hermès 30cm Black Calf Box Leather “So Black” Birkin with PVD Hardware	Purchase Option Agreement	Closed	9/10/2020	10/1/2020	$56.00	1,000	$56,000 (3)	$4,087	5/31/2021

#GATSBY	6/8/2020	inscribed First Edition, First Issue copy of The Great Gatsby by F. Scott Fitzgerald	Purchase Option Agreement	Closed	9/14/2020	10/1/2020	$50.00	4,000	$200,000 (3)	$10,800	4/13/2021
#93DAYTONA	7/20/2020	1993 Rolex Oyster Perpetual Cosmograph Daytona ref. 16528	Purchase Agreement	Closed	9/24/2020	10/1/2020	$21.00	2,000	$42,000 (3)	$3,480	5/25/2021
#09TROUT	9/24/2020	2009 Bowman Chrome Draft Prospects #DBPP89 Mike Trout (Orange Refractor) Signed Rookie Card	Purchase Agreement	Closed	9/28/2020	10/8/2020	$20.00	11,250	$225,000 (3)	($4,540)	5/13/2021
#57STARR	7/20/2020	1957 Topps #119 Bart Starr Rookie Card	Purchase Agreement	Closed	9/16/2020	10/8/2020	$1.00	8,000	$8,000 (3)	($1,182)	6/14/2021
#AF15	8/21/2020	1962 Amazing Fantasy #15 CGC VF 8.0 comic book	Purchase Agreement	Sold - $240,000 Acquisition Offer Accepted on 06/07/2021	10/9/2020	10/19/2020	$25.00	8,000	$200,000 (3)	$6,898	06/08/2021
#03KOBE2	9/24/2020	2003-04 Upper Deck Exquisite Collection Patches Autographs #KB Kobe Bryant Card graded BGS MINT 9	Purchase Agreement	Closed	10/6/2020	10/22/2020	$4.00	5,750	$23,000 (3)	$641	5/28/2021
#JOBSMAC	8/21/2020	1986 Macintosh Plus Computer Signed by Steve Jobs	Upfront Purchase	Closed	10/10/2020	10/22/2020	$10.00	5,000	$50,000 (3)	$13,168	6/11/2021
#16PETRUS	7/20/2020	Two cases of six (6) 75cl bottles of 2016 Château Petrus	Purchase Agreement	Closed	8/29/2020	11/3/2020	$5.00	9,000	$45,000 (3)	$5,214	6/11/2021
#ALICE	7/20/2020	1866 First Edition, Second Issue copy of Alice’s Adventures in Wonderland by Lewis Carroll	Purchase Option Agreement	Closed	9/6/2020	11/3/2020	$1.00	12,000	$12,000 (3)	$1,480	4/6/2021
#SPIDER10	8/21/2020	1963 Marvel Comics Amazing Spider-Man #10 CGC NM/M 9.8 comic book	Purchase Agreement	Closed	9/6/2020	11/3/2020	$5.00	4,200	$21,000 (3)	$1,688	4/27/2021

#62MANTLE	9/24/2020	1962 Mickey Mantle Professional Model Bat Attributed to the 1962 World Series	Purchase Agreement	Closed	10/19/2020	11/4/2020	$25.00	6,000	$150,000 (3)	$14,775	4/8/2021
#BATMAN6	6/8/2020	1941 Batman #6 CGC NM 9.4 comic book	Purchase Agreement	Closed	10/21/2020	11/4/2020	$13.50	2,000	$27,000 (3)	$2,330	4/27/2021
#CLEMENTE2	9/24/2020	1959 Roberto Clemente Signature Model Bat	Purchase Agreement	Closed	9/29/2020	11/9/2020	$35.00	2,000	$70,000 (3)	$8,173	4/1/2021
#79STELLA	9/24/2020	1979 Rolex Ref. 18038 Coral “Stella Dial” Day-Date	Purchase Agreement	Closed	10/5/2020	11/16/2020	$5.00	13,800	$69,000 (3)	$5,693	4/15/2021
#TKAM	6/8/2020	1960 Inscribed First Edition copy of To Kill a Mockingbird by Harper Lee	Purchase Agreement	Closed	10/26/2020	11/16/2020	$16.00	2,000	$32,000 (3)	$1,980	4/13/2021
#SUPER14	7/20/2020	1942 Superman #14 CGC NM 9.4 comic book	Purchase Agreement	Closed	11/6/2020	11/16/2020	$25.00	5,200	$130,000 (3)	$7,125	4/27/2021
#DIMAGGIO2	10/28/2020	Rolex Oyster Perpetual Datejust presented to Joe DiMaggio	Upfront Purchase	Closed	11/10/2020	11/18/2020	$10.50	2,000	$21,000 (3)	$2,036	4/22/2021
#13BEAUX	9/24/2020	One case of twelve (12) bottles of 2013 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Purchase Agreement	Closed	11/10/2020	11/23/2020	$5.00	5,100	$25,500 (3)	$2,124	5/11/2021
#88MARIO	10/28/2020	1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	Purchase Agreement	Sold - $60,000 Acquisition Offer Accepted on 12/29/2020	11/12/2020	11/23/2020	$15.00	2,000	$30,000 (3)	$3,600	12/30/2020
#ANMLFARM	8/21/2020	First Edition, First printing of Animal Farm by George Orwell	Upfront Purchase	Closed	11/16/2020	11/23/2020	$10.00	1,000	$10,000 (3)	$434	4/13/2021
#NASA1	9/24/2020	1969 Buzz Aldrin NASA Apollo 11 space-flown control stick	Purchase Agreement	Closed	10/25/2020	11/25/2020	$30.00	10,000	$300,000 (3)	$39,763	4/22/2021
#00BRADY	10/28/2020	2000 Playoff Contenders #144 Tom Brady Autograph Rookie Card graded BGS MINT 9	Upfront Purchase	Closed	11/19/2020	11/30/2020	$12.00	3,750	$45,000 (3)	$8,298	5/11/2021

#85NES	10/28/2020	1985 NES Duck Hunt Wata 9.2 NS Video Game and a 1985 NES Gyromite Wata 9.0 NS Video Game	Purchase Agreement	Closed	11/17/2020	11/30/2020	$4.00	8,000	$32,000 (3)	$4,321	6/4/2021
#04LEBRON	10/28/2020	2004-05 Upper Deck Exquisite Collection Extra Exquisite Jerseys Autographs #LJ LeBron James Card graded BGS GEM MINT 9.5	Purchase Agreement	Closed	10/29/2020	12/7/2020	$10.00	5,000	$50,000 (3)	$4,371	6/2/2021
#85JORDAN	10/28/2020	1985 Michael Jordan Rookie Game Worn Nike Air Jordan I Sneakers	Purchase Agreement	Closed	11/8/2020	12/7/2020	$25.00	10,000	$250,000 (3)	$5,025	5/24/2021
#69KAREEM	10/28/2020	1969 Topps Basketball #25 Lew Alcindor Rookie Card graded PSA NM-MT 8	Upfront Purchase	Closed	11/23/2020	12/7/2020	$11.00	2,500	$27,500 (3)	$2,896	5/10/2021
#59JFK	8/21/2020	1959 Inscribed Presentation Copy of Profiles in Courage by John F. Kennedy	Purchase Agreement	Closed	11/25/2020	12/7/2020	$13.00	2,000	$26,000 (3)	$1,538	5/14/2021
#JUSTICE1	8/21/2020	1960 Justice League of America #1 CGC NM+ 9.6 comic book	Purchase Agreement	Closed	11/18/2020	12/7/2020	$43.00	5,000	$215,000 (3)	$20,635	4/27/2021
#GRAPES	8/21/2020	1939 Inscribed First Edition Presentation copy of The Grapes of Wrath by John Steinbeck	Purchase Agreement	Closed	12/1/2020	12/14/2020	$19.50	2,000	$39,000 (3)	$6,408	6/3/2021
#GOLDENEYE	10/28/2020	1997 N64 GoldenEye 007 Wata 9.6 A++ Video Game	Upfront Purchase	Closed	11/24/2020	12/14/2020	$5.00	5,000	$25,000 (3)	$808	3/18/2021
#03LEBRON2	11/25/2020	2003-04 Topps Chrome Refractors LeBron James Rookie card graded BGS Pristine 10	Upfront Purchase	Closed	11/30/2020	12/14/2020	$20.00	5,000	$100,000 (3)	$7,523	6/9/2021
#34GEHRIG	10/28/2020	1934 Goudey #61 Lou Gehrig Card graded PSA NM-MT 8	Upfront Purchase	Closed	12/3/2020	12/14/2020	$7.00	5,000	$35,000 (3)	$3,845	6/8/2021
#98KANGA	11/25/2020	1998 Pokémon Japanese Promo Kangaskhan-Holo Trophy Card graded PSA GEM MT 10	Purchase Agreement	Closed	12/2/2020	12/14/2020	$8.00	21,250	$170,000 (3)	$16,425	5/26/2021

#06BRM	9/24/2020	One case of twelve (12) bottles of 2006 Barolo Riserva Monfortino, Giacomo Conterno	Purchase Agreement	Closed	12/7/2020	12/14/2020	$10.00	1,850	$18,500 (3)	$1,351	6/7/2021
#MOONSHOE	11/25/2020	Original pair of Nike "Moon Shoe" sneakers	Upfront Purchase	Closed	11/25/2020	12/14/2020	$10.00	18,000	$180,000 (3)	$26,250	6/8/2021
#DUNE	7/20/2020	1965 Inscribed First Edition Copy of Frank Herbert’s Dune	Purchase Agreement	Closed	12/10/2020	12/22/2020	$13.25	1,000	$13,250 (3)	$1,418	6/15/2021
#86FLEER	11/25/2020	1986-87 Fleer Basketball Unopened Wax Box Certified by BBCE	Upfront Purchase	Closed	12/7/2020	12/22/2020	$10.00	16,500	$165,000 (3)	$14,666	6/15/2021
#58PELE2	11/25/2020	1958 Editora Aquarela Pelé Card graded PSA NM 7	Upfront Purchase	Sold - $62,000 Acquisition Offer Accepted on 02/26/2021	12/16/2020	12/22/2020	$5.00	5,300	$26,500 (3)	$1,930	2/17/2021
#WILDGUN	10/28/2020	1985 NES Wild Gunman Wata 9.2 A+ Video Game	Purchase Agreement	Closed	12/15/2020	12/22/2020	$7.00	4,000	$28,000 (3)	$2,591	6/10/2021
#18LAMAR	11/25/2020	2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5	Upfront Purchase	Sold - $88,500 Acquisition Offer Accepted on 12/29/2020	12/7/2020	12/29/2020	$8.00	7,750	$62,000 (3)	$5,875	12/30/2020
#03TACHE	10/28/2020	Four cases of three (3) bottles of 2003 La Tâche, Domaine de la Romanée-Conti	Purchase Agreement	Closed	11/17/2020	1/13/2021	$5.00	15,600	$78,000 (3)	$5,699	4/20/2021
#AVENGE57	8/21/2020	1968 Marvel Avengers #57 CGC NM/M 9.8 comic book	Purchase Agreement	Closed	12/2/2020	1/13/2021	$1.00	20,000	$20,000 (3)	$1,698	4/20/2021
#99TMB2	11/25/2020	1999 Pokémon Japanese Promo Tropical Mega Battle No. 2 Trainer Card graded PSA AUTHENTIC	Upfront Purchase	Closed	12/14/2020	1/13/2021	$6.00	10,000	$60,000 (3)	$8,000	4/20/2021
#AVENGERS1	7/20/2020	1963 Avengers #1 CGC NM + 9.6 comic book	Purchase Agreement	Closed	12/16/2020	1/13/2021	$54.00	5,000	$270,000 (3)	$14,675	4/20/2021

#13GIANNIS	11/25/2020	2013 Panini Flawless Giannis Antetokounmpo Rookie card graded BGS GEM MINT 9.5	Upfront Purchase	Closed	12/19/2020	1/13/2021	$5.00	5,000	$25,000 (3)	$4,023	4/20/2021
#04MESSI	11/25/2020	2004-05 Panini Lionel Messi Card graded BGS GEM MINT 9.5	Upfront Purchase	Closed	12/21/2020	1/13/2021	$5.00	9,000	$45,000 (3)	$3,403	4/20/2021
#PUNCHOUT	12/21/2020	1987 NES Mike Tyson’s PUNCH-OUT!! Wata 9.4 A+ video game	Purchase Agreement	Closed	12/22/2020	1/13/2021	$9.00	10,000	$90,000 (3)	$7,825	4/20/2021
#BULLSRING	11/25/2020	Six Chicago Bulls NBA Championship Rings awarded to Chicago Bulls security guard John Capps	Upfront Purchase	Closed	12/19/2020	1/13/2021	$10.00	30,000	$300,000 (3)	$44,008	4/20/2021
#70AARON	11/25/2020	1970 Topps Hank Aaron card graded PSA GEM MINT 10	Upfront Purchase	Closed	12/23/2020	1/13/2021	$3.00	6,000	$18,000 (3)	$598	4/20/2021
#96CHARZRD	12/21/2020	1996 Pokemon Japanese Base Set No Rarity Symbol Holo Charizard #6 PSA MINT 9	Upfront Purchase	Closed	12/27/2020	1/13/2021	$10.00	6,500	$65,000 (3)	$5,304	4/15/2021
#ICECLIMB	12/21/2020	1985 NES Ice Climber Wata 9.0 A video game	Upfront Purchase	Closed	12/28/2020	1/13/2021	$8.00	10,000	$80,000 (3)	$7,958	4/20/2021
#01TIGER	12/21/2020	2001 SP Authentic #45 Tiger Woods Autographed Rookie Card graded BGS GEM MINT 9.5	Upfront Purchase	Closed	12/30/2020	1/13/2021	$10.00	1,850	$18,500 (3)	$1,615	4/15/2021
#JUNGLEBOX	12/21/2020	1999 Pokémon Jungle 1st Edition Booster Box	Upfront Purchase	Closed	1/3/2021	1/19/2021	$5.00	6,900	$34,500 (3)	$2,955	4/22/2021
#51HOWE	11/25/2020	1951 Parkhurst Gordie Howe Card graded PSA NM-MT 8	Upfront Purchase	Closed	1/5/2021	1/19/2021	$9.00	5,000	$45,000 (3)	$3,445	4/22/2021
#09COBB	11/25/2020	1909-11 T206 Sweet Caporal Ty Cobb card graded PSA NM 7	Upfront Purchase	Closed	1/6/2021	1/19/2021	$4.00	8,000	$32,000 (3)	$2,980	4/22/2021
#96JORDAN2	1/8/2021	Michael Jordan Playoff Worn and Dual Signed ‘Player Sample’ Air Jordan 11’s	Upfront Purchase	Closed	1/11/2021	1/19/2021	$5.00	10,800	$54,000 (3)	$3,812	4/22/2021

#THOR	10/28/2020	1962 Journey Into Mystery #83 CGC NM 9.4	Purchase Agreement	Closed	1/7/2021	1/25/2021	$20.00	10,750	$215,000 (3)	$15,608	4/29/2021
#FOSSILBOX	12/21/2020	1999 Pokémon 1st Edition Fossil Set Sealed Booster Box	Upfront Purchase	Closed	1/11/2021	1/25/2021	$5.00	4,200	$21,000 (3)	$1,690	4/29/2021
#59FLASH	1/8/2021	1959 The Flash #105 comic book graded NM 9.4 by CGC	Upfront Purchase	Closed	1/12/2021	1/25/2021	$6.50	10,000	$65,000 (3)	$5,250	5/4/2021
#POKEBLUE	12/21/2020	1998 Game Boy Pokémon Blue video game	Purchase Agreement	Closed	1/20/2021	1/27/2021	$10.00	2,400	$24,000 (3)	$2,660	5/4/2021
#DOMINOS	1/8/2021	1990 Rolex Air-King Dominos Pizza Special Edition Watch	Upfront Purchase	Closed	1/19/2021	1/27/2021	$5.50	2,000	$11,000 (3)	$1,236	5/4/2021
#PICNIC	8/21/2020	Limited Edition Natural Barénia Leather & Osier Picnic Kelly 35cm Bag with palladium hardware	Purchase Agreement	Closed	12/9/2020	1/27/2021	$27.00	2,000	$54,000 (3)	$4,358	4/29/2021
#98GTA	12/21/2020	1998 PlayStation Grand Theft Auto Video Game graded Wata 9.8 A+	Upfront Purchase	Closed	1/14/2021	1/27/2021	$5.00	3,150	$15,750 (3)	$1,293	5/4/2021
#58PELE	11/25/2020	1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9	Upfront Purchase	Closed	1/11/2021	1/28/2021	$10.00	31,500	$315,000 (3)	$20,441	5/4/2021
#09CURRY	1/8/2021	2009-10 UD Exquisite Stephen Curry #64 Autographed Rookie Card graded GEM MINT 9.5 by BGS	Upfront Purchase	Closed	1/25/2021	2/2/2021	$10.00	2,500	$25,000 (3)	$590	5/12/2021
#84JORDAN	1/8/2021	Michael Jordan Photo-Matched 1984 Signing Day Chicago Bulls Official NBA Game Jersey	Upfront Purchase	Closed	1/21/2021	2/2/2021	$25.00	15,000	$375,000 (3)	$49,898	5/6/2021
#09BEAUX	9/24/2020	One case of twelve (12) bottles of 2009 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Purchase Agreement	Closed	1/4/2021	2/2/2021	$5.00	6,800	$34,000 (3)	$3,085	5/19/2021
#KEROUAC	9/24/2020	1957 inscribed First Edition, Presentation Copy of "On the Road" by Jack Kerouac	Purchase Agreement	Closed	12/13/2020	2/7/2021	$20.00	4,900	$98,000 (3)	$10,583	5/17/2021

#96JORDAN	1/8/2021	1996 Michael Jordan Game Worn and Dual Signed ‘Player Sample’ Air Jordan 11 “Concord”	Upfront Purchase	Closed	1/26/2021	2/7/2021	$4.00	12,000	$48,000 (3)	$4,420	5/10/2021
#FEDERAL	11/25/2020	First Edition copy of The Federalist by Alexander Hamilton, James Madison, and John Jay	Purchase Agreement	Closed	1/25/2021	2/7/2021	$15.00	10,000	$150,000 (3)	$26,675	5/18/2021
#62BOND	12/21/2020	1962 First Edition Presentation copy of The Spy Who Loved Me by Ian Fleming inscribed to Robert Kennedy	Upfront Purchase	Closed	12/30/2020	2/7/2021	$6.00	15,500	$93,000 (3)	$13,593	5/12/2021
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank					Cancelled
#71TOPPS	1/8/2021	1971 Topps Football Series 2 Wax Box Reviewed and Factory Sealed by BBCE	Upfront Purchase	Closed	1/18/2021	2/17/2021	$4.00	17,000	$68,000 (3)	$5,759	5/21/2021
#DEATON	12/21/2020	Triceratops prorsus skull excavated from the Hell Creek Formation of North Dakota in 1999	Purchase Agreement	Closed	1/25/2021	2/17/2021	$25.00	11,400	$285,000 (3)	$27,283	5/24/2021
#98ZELDA	1/8/2021	1998 N64 The Legend of Zelda: Ocarina of Time video game graded 9.6 A+ by Wata	Purchase Agreement	Closed	2/3/2021	2/17/2021	$4.70	5,000	$23,500 (3)	$2,165	5/20/2021
#03JORDAN2	1/8/2021	2003-04 UD Exquisite Quad Patch #MJ Michael Jordan Game Used Patch Card graded NM-MT+ 8.5 by BGS	Upfront Purchase	Closed	2/9/2021	2/22/2021	$4.20	10,000	$42,000 (3)	$4,220	6/1/2021
#WOLVERINE	1/8/2021	1974 Incredible Hulk #181 comic book graded NM/M 9.8 by CGC	Upfront Purchase	Closed	2/7/2021	2/22/2021	$9.50	5,000	$47,500 (3)	$3,871	5/31/2021

#91JORDAN	1/8/2021	1991 Michael Jordan Game Worn Chicago Bulls Home Uniform graded A10 by MEARS	Upfront Purchase	Closed	1/31/2021	2/24/2021	$7.00	10,000	$70,000 (3)	$656	6/3/2021
#79GRETZKY	1/8/2021	1979 Topps Wayne Gretzky #18 Rookie Card graded GEM-MT 10 by PSA	Upfront Purchase	Closed	2/5/2021	2/25/2021	$40.00	20,000	$800,000 (3)	$64,216	6/7/2021
#17DUJAC	9/24/2020	Two cases of six (6) bottles of 2017 Chambertin, Domaine Dujac	Purchase Agreement	Closed	2/15/2021	3/8/2021	$8.00	3,250	$26,000 (3)	$1,408
#FAUBOURG2	9/24/2020	2019 Hermès 20cm Sellier Faubourg Blue Multicolor Birkin with Palladium Hardware	Purchase Agreement	Closed	12/28/2020	3/8/2021	$15.00	11,000	$165,000 (3)	$11,483
#MOSASAUR	1/8/2021	Mosasaur Halisaurus Arambourgi Skeleton	Upfront Purchase	Closed	2/21/2021	3/15/2021	$5.00	6,000	$30,000 (3)	$8,658
#92JORDAN	1/8/2021	1992 Michael Jordan Game Worn and Dual Signed Nike Air Jordan VII's	Upfront Purchase	Closed	2/23/2021	3/15/2021	$6.00	7,000	$42,000 (3)	$4,480
#14KOBE	1/8/2021	2014 Kobe Bryant Game Worn and Signed Lakers Jersey	Upfront Purchase	Closed	2/14/2021	3/15/2021	$8.00	9,750	$78,000 (3)	$6,250
#03LEBRON3	1/8/2021	2003-04 SP Authentic #148 LeBron James Autographed Rookie Card graded PRISTINE 10 by BGS	Upfront Purchase	Closed	2/12/2021	3/15/2021	$23.00	10,000	$230,000 (3)	$20,924
#95TOPSUN	2/23/2021	1995 Sealed Topsun Pokémon Booster Box, 1st Edition Box A	Upfront Purchase	Closed	3/2/2021	3/15/2021	$6.00	10,000	$60,000 (3)	$8,300
#OPEECHEE	1/8/2021	1979-80 O-Pee-Chee Wax Box Reviewed and Factory Sealed by BBCE	Upfront Purchase	Closed	2/19/2021	3/16/2021	$30.00	10,000	$300,000 (3)	$41,699
#59BOND	12/21/2020	1959 First Edition Dedication copy of Goldfinger by Ian Fleming	Upfront Purchase	Closed	2/24/2021	3/16/2021	$8.00	10,250	$82,000 (3)	$11,381
#09TROUT2	2/23/2021	2009 Bowman Chrome Mike Trout Xfractor graded BGS 9.5	Upfront Purchase	Closed	2/28/2021	3/16/2021	$5.00	11,200	$56,000 (3)	$4,340

1962 Amazing Fantasy #15 CGC VG+ 4.5					Cancelled / Underlying Asset Sold Pre-Offering
#ROCKETBOX	2/23/2021	2000 Pokémon Team Rocket 1st Edition Factory Sealed Booster Box	Upfront Purchase	Closed	3/10/2021	3/22/2021	$6.00	4,750	$28,500 (3)	$1,894
#94JORDAN	1/8/2021	1994 Michael Jordan Game Worn, Signed and Photo-Matched Air Jordan Baseball Cleats	Upfront Purchase	Closed	2/16/2021	3/22/2021	$8.50	10,000	$85,000 (3)	$9,295
#85MJPROMO	2/23/2021	1985 Nike Promo Michael Jordan Bulls RC Rookie graded PSA 10	Upfront Purchase	Closed	3/7/2021	4/6/2021	$8.00	3,500	$28,000 (3)	$4,120
#17MAHOMES	2/23/2021	2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8	Purchase Agreement	Closed	2/27/2021	4/6/2021	$12.00	25,000	$300,000 (3)	$79,150
#76PAYTON	2/23/2021	1976 Topps #148 Walter Payton Rookie Card Graded PSA GEM MT 10	Upfront Purchase	Closed	3/9/2021	4/6/2021	$6.50	10,000	$65,000 (3)	$9,750
#11BELAIR	9/24/2020	One case of twelve (12) bottles of 2011 Vosne-Romanée Aux Reignots, Domaine du Comte Liger-Belair	Purchase Agreement	Closed	3/10/2021	4/6/2021	$11.00	2,000	$22,000 (3)	$1,541
#16KOBE	10/28/2020	Four Signed Hardwood Panels from the Staples Center Basketball Court used during Kobe Bryant’s Farewell Game	Upfront Purchase	Closed	3/5/2021	4/6/2021	$8.00	100,000	$800,000 (3)	$147,929
#FANFOUR5	2/23/2021	1962 Marvel Fantastic Four #5 comic book graded CGC NM 9.2	Upfront Purchase	Closed	3/3/2021	4/6/2021	$8.00	10,000	$80,000 (3)	$5,900
#86DK3	2/23/2021	1986 Donkey Kong 3 Sealed [Hangtab, 2 Code, Mid-Production], NES Nintendo graded Wata 9.2 A+	Upfront Purchase	Closed	3/1/2021	4/6/2021	$10.00	4,350	$43,500 (3)	$3,465

#18LUKA	2/23/2021	2018 Panini Prizm Signatures Black Label Luka Doncic Rookie card #3 Graded BGS PRISTINE 10	Upfront Purchase	Closed	3/14/2021	4/6/2021	$5.00	5,300	$26,500 (3)	$2,813
#MARADONA	2/23/2021	1979 Panini Calciatori Soccer Diego Maradona Rookie RC #312 graded PSA 9 MINT	Upfront Purchase	Closed	3/16/2021	4/9/2021	$7.00	2,000	$14,000 (3)	$1,428
#68RYAN	2/23/2021	1968 Topps #177 Nolan Ryan Rookie Card Graded PSA MINT 9	Upfront Purchase	Closed	3/17/2021	4/9/2021	$7.00	10,000	$70,000 (3)	$8,102
#99CHARZRD	2/23/2021	1999 Pokémon Charizard #4 First Edition Base Set Hologram Trading Card published by Wizards of the Coast graded PSA GEM MT 10	Upfront Purchase	Closed	3/20/2021	4/9/2021	$10.00	35,000	$350,000 (3)	$42,825
#96KOBE	2/23/2021	1996 Finest Refractors (With Coating) #269 Gold Kobe Bryant Rookie Card Graded BGS GEM MINT 9.5	Upfront Purchase	Closed	3/24/2021	4/9/2021	$11.00	7,000	$77,000 (3)	$7,662
#POKEYELOW	2/23/2021	1999 Nintendo Game Boy Pokémon Yellow [Pixel ESRB, Early Production] Graded Wata 9.6 A++	Purchase Agreement	Closed	3/23/2021	4/13/2021	$5.00	11,000	$55,000 (3)	$6,850
#POKELUGIA	2/23/2021	2000 Neo Genesis 1st Edition Holo Lugia #9 Graded PSA GEM MINT 10	Upfront Purchase	Closed	3/15/2021	4/13/2021	$11.00	10,000	$110,000 (3)	$12,475
#48JACKIE	1/8/2021	1948 Leaf Jackie Robinson #79 Rookie Card graded NM-MT 8 by PSA	Purchase Agreement	Closed	1/29/2021	4/15/2021	$20.00	18,750	$375,000 (3)	$27,783
#VANHALEN	1/8/2021	2008 Eddie Van Halen Concert Played and Signed Charvel EVH Art Series One-of-a-Kind Guitar	Upfront Purchase	Closed	2/2/2021	4/15/2021	$12.40	5,000	$62,000 (3)	$6,020
#XMEN1	12/21/2020	1963 X-Men #1 CGC NM 9.4 comic book	Purchase Agreement	Closed	3/13/2021	4/15/2021	$20.00	12,000	$240,000 (3)	$20,079

#TORNEK	11/25/2020	1964 Tornek-Rayville ref. TR-900	Purchase Agreement	Open	11/26/2020	Q2 2021 or Q3 2021	$5.00	26,400 / 33,000	$132,000 / $165,000	$8,513
#05MJLJ	2/23/2021	2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James graded BGS NM-MT+ 8.5	Purchase Agreement	Open	3/20/2021	Q2 2021 or Q3 2021	$4.00	16,400 / 20,500	$65,600 / $82,000	$7,965
#85JORDAN2	2/23/2021	1985 Signed Michael Jordan "Shattered Backboard" Jersey	Purchase Agreement	Open	3/21/2021	Q2 2021 or Q3 2021	$14.00	16,000 / 20,000	$224,000 / $280,000	$44,500
#81MONTANA	2/23/2021	1981 Topps Football #216 Joe Montana Rookie Card Graded PSA GEM MINT 10	Upfront Purchase	Open	3/29/2021	Q2 2021 or Q3 2021	$7.00	8,000 / 10,000	$56,000 / $70,000	$5,175
#GYMBOX	2/23/2021	2000 Pokémon Gym Heroes 1st Edition Set Sealed Booster Box	Upfront Purchase	Open	3/30/2021	Q2 2021 or Q3 2021	$6.00	2,400 / 3,000	$14,400 / $18,000	$1,663
#87JORDAN	3/29/2021	1987 Fleer Michael Jordan Card #59 graded PSA GEM MT 10	Upfront Purchase	Open	3/30/2021	Q2 2021 or Q3 2021	$5.00	8,000 / 10,000	$40,000 / $50,000	$3,254
#00MOUTON	9/24/2020	One case of twelve (12) bottles of 2000 Château Mouton-Rothschild	Purchase Agreement	Open	4/1/2021	Q2 2021 or Q3 2021	$13.50	1,600 / 2,000	$21,600 / $27,000	$2,181
#09CURRY2	2/23/2021	2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Card graded BGS GEM MINT 9.5	Upfront Purchase	Open	3/26/2021	Q2 2021 or Q3 2021	$25.00	16,800 / 21,000	$420,000 / $525,000	$62,163
#60ALI	3/29/2021	1960 Hemmets Journal #23 Cassius Clay (Muhammad Ali) Rookie Card graded PSA Mint 9	Upfront Purchase	Open	4/2/2021	Q2 2021 or Q3 2021	$10.00	18,800 / 23,500	$188,000 / $235,000	$20,014
#APPLE1	1/8/2021	1976 Apple-1 Computer with Original Box Signed by Steve Wozniak	Upfront Purchase	Open	4/2/2021	Q2 2021 or Q3 2021	$25.00	26,400 / 33,000	$660,000 / $825,000	$67,155
#POKEMON2	2/23/2021	1999 Pokémon 1st Edition Base Set Sealed Booster Box published by Wizards of the Coast	Upfront Purchase	Open	4/2/2021	Q2 2021 or Q3 2021	$10.00	33,200 / 41,500	$332,000 / $415,000	$32,138

#GWLOTTO	3/29/2021	1768 George Washington Mountain Road Lottery Ticket with Signature	Upfront Purchase	Open	4/5/2021	Q2 2021 or Q3 2021	$14.00	2,000 / 2,500	$28,000 / $35,000	$7,442
#NICKLAUS1	2/23/2021	1973 Panini #375 Jack Nicklaus Rookie Card Graded by PSA GEM MT 10	Upfront Purchase	Open	4/7/2021	Q2 2021 or Q3 2021	$10.00	3,200 / 4,000	$32,000 / $40,000	$4,001
#85LEMIEUX	3/29/2021	1985 O-Pee-Chee Hockey Mario Lemieux Rookie Card #9 graded PSA GEM-MT 10	Upfront Purchase	Open	4/7/2021	Q2 2021 or Q3 2021	$5.00	14,000 / 17,500	$70,000 / $87,500	$7,326
#SMB3	3/29/2021	1990 NES Super Mario Bros. 3 Video Game graded Wata 9.4 A+	Purchase Agreement	Open	4/11/2021	Q2 2021 or Q3 2021	$5.00	4,000 / 5,000	$20,000 / $25,000	$2,150
#RIVIERA	3/29/2021	1965 Rolex 1601 Datejust retailed by Joyeria Riviera	Upfront Purchase	Open	4/12/2021	Q2 2021 or Q3 2021	$5.00	4,800 / 6,000	$24,000 / $30,000	$5,888
#NEOBOX	2/23/2021	2000 Pokémon Neo Genesis 1st Edition Set Sealed Booster Box	Upfront Purchase	Open	4/14/2021	Q2 2021 or Q3 2021	$4.50	8,000 / 10,000	$36,000 / $45,000	$3,317
#HUCKFINN	3/29/2021	1885 First Edition, Adventures of Huckleberry Finn by Mark Twain	Purchase Agreement	Open	4/20/2021	Q2 2021 or Q3 2021	$11.00	1,600 / 2,000	$17,600 / $22,000	$2,680
#56AARON	3/29/2021	1956 Topps #31 Hank Aaron (White Back) graded PSA Mint 9	Upfront Purchase	Open	4/23/2021	Q2 2021 or Q3 2021	$5.00	8,000 / 10,000	$40,000 / $50,000	$7,600
#POKEMON3	3/29/2021	1999 Pokémon 1st Edition Complete Set graded PSA GEM MT 10	Purchase Agreement	Open	4/25/2021	Q2 2021 or Q3 2021	$120.00	4,000 / 5,000	$480,000 / $600,000	$36,900
#1776	1/8/2021	July 16, 1776 Exeter, New Hampshire broadside of the Declaration of Independence	Purchase Agreement	Open	4/27/2021	Q2 2021 or Q3 2021	$25.00	64,000 / 80,000	$1,600,000 / $2,000,000	$514,400
#WZRDOFOZ	2/23/2021	1900 First Edition of The Wonderful Wizard Of OZ	Purchase Agreement	Open	4/27/2021	Q2 2021 or Q3 2021	$15.00	4,800 / 6,000	$72,000 / $90,000	$7,825
#80ALI	3/29/2021	1980 Muhammad Ali Sparring Gloves Worn in Training for Larry Holmes Bout and Inscribed to Sylvester Stallone	Upfront Purchase	Open	5/3/2021	Q2 2021 or Q3 2021	$7.50	8,000 / 10,000	$60,000 / $75,000	$13,081

#NEWTON	11/25/2020	1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	Purchase Option Agreement	Open	5/4/2021	Q2 2021 or Q3 2021	$10.00	24,000 / 30,000	$240,000 / $300,000	$39,050
#POKERED	3/29/2021	1998 Game Boy Pokémon Red Video Game graded Wata 9.2 A++	Purchase Agreement	Open	5/5/2021	Q2 2021 or Q3 2021	$4.00	8,000 / 10,000	$32,000 / $40,000	$4,000
#58PELE3	2/23/2021	1958-59 Tupinamba Ltda. Quigol Pelé #109 Rookie Card graded PSA NM -MT 8	Upfront Purchase	Open	5/7/2021	Q2 2021 or Q3 2021	$20.00	9,000 / 11,250	$180,000 / $225,000	$39,785
#BATMAN2	3/29/2021	1940 Batman #2 comic book published by D.C. Comics graded CGC 9.0	Purchase Agreement	Open	5/10/2021	Q2 2021 or Q3 2021	$10.00	6,800 / 8,500	$68,000 / $85,000	$6,913
#WALDEN	3/29/2021	1854 First Edition Walden; or, Life in the Woods by Henry David Thoreau	Purchase Agreement	Open	5/12/2021	Q2 2021 or Q3 2021	$10.25	1,600 / 2,000	$16,400 / $20,500	$2,195
#85ERVING	3/29/2021	1985 Julius Erving Game Worn and Signed Jersey	Upfront Purchase	Open	5/17/2021	Q2 2021 or Q3 2021	$4.50	8,000 / 10,000	$36,000 / $45,000	$6,250
#LJKOBE	3/29/2021	2002 LeBron James High School Game Worn Sneakers Gifted by Kobe Bryant.	Upfront Purchase	Open	5/17/2021	Q2 2021 or Q3 2021	$10.00	14,400 / 18,000	$144,000 / $180,000	$20,073
#BROSGRIMM	2/23/2021	1837 Third Edition Presentation Copy of Grimms' Fairy Tales by the Brothers Grimm inscribed to contributor and friend Malchen Hassenpflug	Upfront Purchase	Open	5/19/2021	Q2 2021 or Q3 2021	$27.00	4,000 / 5,000	$108,000 / $135,000	$19,404
#DIMAGGIO3	2/23/2021	1950-51 Joe DiMaggio Game-Worn Road Jersey Graded MEARS A10	Purchase Agreement	Open	5/24/2021	Q2 2021 or Q3 2021	$20.00	18,000 / 22,500	$360,000 / $450,000	$26,525
#AC23	3/29/2021	1940 Action Comics #23 comic book published by D.C. Comics graded CGC 5.5	Purchase Agreement	Open	5/25/2021	Q2 2021 or Q3 2021	$7.00	3,200 / 4,000	$22,400 / $28,000	$2,620
#SANTANA	3/29/2021	Gibson Les Paul SG Guitar owned and played by Carlos Santana	Purchase Agreement	Open	6/2/2021	Q2 2021 or Q3 2021	$5.00	12,000 / 15,000	$60,000 / $75,000	$15,588

#07DURANT	3/29/2021	2007 Topps Chrome Orange Refractor Kevin Durant Rookie Card graded PSA GEM MT 10	Upfront Purchase	Open	6/4/2021	Q2 2021 or Q3 2021	$14.44	8,000 / 10,000	$115,556 / $144,444	$11,925
#99MJRETRO	5/18/2021	1959 Topps #10 Jim Brown Card graded PSA GEM MT 10	Upfront Purchase	Open	6/12/2021	Q2 2021 or Q3 2021	$5.00	8,000 / 10,000	$40,000 / $50,000	$5,006
#APEOD	11/1/2019	Audemars Piguet Royal Oak Offshore "End of Days" Ref.25770SN.O.0001KE.01	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$62.00	400 / 500	$24,800 / $31,000	$940
#15PTKWT	11/1/2019	Patek Philippe Complications World Time Ref. 5131R-001	Purchase Option Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$108.00	800 / 1,000	$86,400 / $108,000	($140)
#HALONFR	7/20/2020	2001 Halo: Combat Evolved [NFR Not For Resale] Wata 9.8 A++ Sealed Xbox Video Game	Purchase Option Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$27.00	800 / 1,000	$21,600 / $27,000	$2,630
#09RBLEROY	9/24/2020	One case of twelve (12) bottles of 2009 Richebourg, Domaine Leroy	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$25.00	3,440 / 4,300	$86,000 / $107,500	$8,734
#00NEWMAN	9/24/2020	Signed Sparco race suit worn by Paul Newman during the 2000 Rolex 24 Hours of Daytona Race Series	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	2,480 / 3,100	$12,400 / $15,500	$1,147
#13MUSIGNY	10/28/2020	Two cases of three (3) bottles of 2013 Musigny, Domaine Leroy	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	9,800 / 12,250	$196,000 / $245,000	$17,393
#14CARR	1/8/2021	2014 National Treasures Silver #296 Derek Carr Signed Patch Rookie Card graded GEM MT 10 by PSA	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	3,200 / 4,000	$16,000 / $20,000	$2,100
#CONGRESS	1/8/2021	Thomas Heyward Jr’s First edition of the Continental Congress Journal of the Proceeds of the Congress	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$24.00	4,000 / 5,000	$96,000 / $120,000	$19,100
#60MANTLE	2/23/2021	1960 Signed Mickey Mantle Game-Worn Road Jersey Graded MEARS A10	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	34,000 / 42,500	$680,000 / $850,000	$34,525

#POKEDEMO	2/23/2021	1998 Pokémon Demo Game Sealed Booster Pack published by Wizards of the Coast graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.50	3,200 / 4,000	$24,000 / $30,000	$2,200
#HGWELLS	3/29/2021	1895 First Edition The Time Machine: An Invention Inscribed by H.G Wells	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$6.20	6,000 / 7,500	$37,200 / $46,500	$4,935
#MARX	3/29/2021	1867 First Edition Das Kapital By Karl Marx	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$15.00	6,400 / 8,000	$96,000 / $120,000	$12,300
#03LEBRON4	3/29/2021	2003 Exquisite Collection LeBron James Scripted Swatches Rookie Card graded BGS MINT 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	23,200 / 29,000	$232,000 / $290,000	$31,962
#98JORDAN2	3/29/2021	1998 Upper Deck Michael Jordan Jersey Autograph Card graded BGS GEM MINT 9.5	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	13,200 / 16,500	$264,000 / $330,000	$35,625
#08LEBRON	3/29/2021	2008 Metal Universe PMG Green Lebron James Card graded BGS MINT 9	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	28,000 / 35,000	$140,000 / $175,000	$21,338
#65NAMATH	3/29/2021	1965 Topps #122 Joe Namath Rookie Card graded PSA NM-MT+ 8.5	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$15.00	12,000 / 15,000	$180,000 / $225,000	$22,211
#67CAREW	3/29/2021	1967 Topps #569 Rod Carew A.L. Rookie Stars graded PSA Gem Mint 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	17,200 / 21,500	$172,000 / $215,000	$24,407
#61MANTLE	3/29/2021	1961 Topps Dice Game Mickey Mantle Card graded PSA Poor 1	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$25.00	13,600 / 17,000	$340,000 / $425,000	$44,401
#47JACKIE	3/29/2021	1947 Jackie Robinson Original News Photograph Authenticated by PSA/DNA Type 1	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	16,000 / 20,000	$320,000 / $400,000	$31,860
#FLASH123	3/29/2021	1961 The Flash #123 comic book published by D.C Comics graded CGC 9.4	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$8.00	2,900 / 3,625	$23,200 / $29,000	$2,610

#01HALO	3/29/2021	2001 Xbox Halo: Combat Evolved (Black Label) Video Game graded Wata 9.4 A+	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$6.80	2,000 / 2,500	$13,600 / $17,000	$1,980
#SLASH	3/29/2021	Exact aged replica of Slash’s original Factory Black 1966 Gibson Doubleneck Guitar built as a prototype for the Slash EDS-1275 Doubleneck	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	10,400 / 13,000	$52,000 / $65,000	$13,250
#AJONES	3/29/2021	2020 Gibson Adam Jones 1979 Silverburst Les Paul Custom Prototype Guitar	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	7,600 / 9,500	$76,000 / $95,000	$17,738
#IOMMI	3/29/2021	2019 Gibson Tony Iommi 1964 “Monkey SG” Prototype Guitar	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	5,200 / 6,500	$52,000 / $65,000	$13,250
#MEGALODON	3/29/2021	Carcharocles Megalodon Jaw: Full Set of Fossilized Teeth in Jaw Reconstruction	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	24,000 / 30,000	$480,000 / $600,000	$138,900
#GIANNIS2	5/18/2021	2013 Panini National Treasures #130 Giannis Antetokounmpo Signed Jersey Patch Rookie Card graded BGS GEM MINT 9.5	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	33,200 / 41,500	$332,000 / $415,000	$44,784
#59BROWN	5/18/2021	1999 Upper Deck Retro Inkredible Level 2 Michael Jordan Signed Card graded PSA MINT 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	18,800 / 23,500	$188,000 / $235,000	$24,179
#CLEMENTE3	5/18/2021	1955 Topps #164 Roberto Clemente Rookie Card graded PSA MINT 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	44,000 / 55,000	$880,000 / $1,100,000	$130,150
#54AARON	5/18/2021	1954 Topps #128 Hank Aaron Rookie Card graded PSA NM-MT+ 8.5	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$12.00	16,000 / 20,000	$192,000 / $240,000	$27,807
#00BRADY2	5/18/2021	2000 SP Authentic #118 Tom Brady Rookie Card graded BGS PRISTINE 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	26,000 / 32,500	$260,000 / $325,000	$5,160

#96KOBE2	5/18/2021	1996 Topps Chrome Refractor #138 Kobe Bryant Rookie Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	24,000 / 30,000	$240,000 / $300,000	$52,979
#57ROBINSN	5/18/2021	1957 Topps #35 Frank Robinson Rookie Card graded PSA MINT 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$13.25	3,200 / 4,000	$42,400 / $53,000	$3,352
#NIKEPROTO	5/18/2021	Pair of 1970's Bill Bowerman Handmade Waffle Spike Shoes for Runner John Mays Before Nikes's Founding	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$15.00	12,000 / 15,000	$180,000 / $225,000	$18,748
#87ZELDA	5/18/2021	1987 NES Legend of Zelda Video Game graded Wata 9.4 B+	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$11.50	8,000 / 10,000	$92,000 / $115,000	$12,388
#EXCITBIKE	5/18/2021	1985 NES Excitebike Hangtab Video Game graded Wata 9.6 A++	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	14,000 / 17,500	$140,000 / $175,000	$21,338
#EINSTEIN2	5/18/2021	1948 Albert Einstein Typed and Signed Letter On God	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$16.00	4,000 / 5,000	$64,000 / $80,000	$7,164
#METEORITE	5/18/2021	Lunar Meteorite Specimen Feldspathic Lunar Anorthositic Breccia from the Moon	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	14,000 / 17,500	$280,000 / $350,000	$70,775
#66ORR		1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	8,000 / 10,000	$40,000 / $50,000	$6,038
#TOPPSTRIO		1980 Topps Scoring Leader Card (Bird / Erving /Johnson) Graded PSA MINT 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$6.00	4,000 / 5,000	$24,000 / $30,000	($5,181)
#HENDERSON		1980 Topps #482 Rickey Henderson Rookie Card graded PSA GEM MINT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	21,600 / 27,000	$108,000 / $135,000	($188)
#80TOPPS		1980 Topps Basketball Wax Box Reviewed and Factory Sealed by BBCE	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$4.00	8,000 / 10,000	$32,000 / $40,000	$6,073

#03LEBRON5	2003 Topps Chrome #111 LeBron James Black Refractor Rookie Card graded PSA MINT 9	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	6,800 / 8,500	$68,000 / $85,000	$9,323
#49ROYCAMP	1949 Bowman #84 Roy Campanella Rookie Card graded PSA Mint 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$4.50	8,000 / 10,000	$36,000 / $45,000	$838
#GRIFFEYJR	1989 Upper Deck Ken Griffey Jr. Rookie Card #1 graded BGS PRISTINE 10	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$8.00	2,000 / 2,500	$16,000 / $20,000	$250
#81BIRD	1981 Topps #4 Larry Bird Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$6.00	4,000 / 5,000	$24,000 / $30,000	($370)
#93JETER	1993 SP Foil #279 Derek Jeter Rookie Card graded BGS 9.5	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$16.00	800 / 1,000	$12,800 / $16,000	($375)
#03LEBRON6	2003 Upper Deck SPX #151 LeBron James Jersey Autographed Rookie Card graded BGS Pristine 10	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$13.50	8,000 / 10,000	$108,000 / $135,000	$12,038
#09HARDEN	2009 Topps Chrome Refractor #99 James Harden Rookie Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$13.00	1,600 / 2,000	$20,800 / $26,000	$1,737
#97KOBE	1997 Skybox Jambalaya #12 Kobe Bryant Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$6.50	8,000 / 10,000	$52,000 / $65,000	$5,237
#86JORDAN2	1986 Fleer #8 Michael Jordan Sticker Rookie Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$8.00	8,000 / 10,000	$64,000 / $80,000	$4,249
#84ELWAY	1984 Topps Football #63 John Elway Rookie Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$4.25	1,600 / 2,000	$6,800 / $8,500	$215
#GRIFFEY2	1989 Bowman Tiffany #220 Ken Griffey Jr. Rookie Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.75	1,600 / 2,000	$12,400 / $15,500	$544

#THEROCK	1997 Panini WWF Superstars Stickers #113 Rocky Maivia Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$12.00	800 / 1,000	$9,600 / $12,000	($4,158)
#MEGACRACK	2004 Panini Megacracks Third Edition Sealed Box Reviewed and Factory Sealed by BBCE	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$8.00	8,000 / 10,000	$64,000 / $80,000	$4,000
#MBAPPE	2016 Panini Soccer Corentin Jean Kylian Mbappe Rookie Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$12.00	1,600 / 2,000	$19,200 / $24,000	$1,005
#01TIGER2	2001 Upper Deck Golf Black Label #1 Tiger Woods Rookie Card graded BGS Pristine 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$8.50	1,600 / 2,000	$13,600 / $17,000	$430
#86BONDS	1986 Topps Traded TIffany #11T Barry Bonds Rookie Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$4.00	1,600 / 2,000	$6,400 / $8,000	$320
#04MESSI2	2004 Panini Sports Mega Cracks Campeon #35 Lionel Messi Rookie Card graded PSA GEM MT 10	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.00	4,000 / 5,000	$28,000 / $35,000	$1,570
#57UNITAS	1957 Topps #138 Johnny Unitas Rookie Card graded PSA NM MT+ 8.5	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$9.50	4,000 / 5,000	$38,000 / $47,500	$3,425
#86EWING	1986 Fleer Sticker #6 Patrick Ewing Rookie Card graded PSA GEM MT 10	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.50	800 / 1,000	$4,400 / $5,500	$345
#15COBB	1915 Cracker Jack #30 Ty Cobb Card graded PSA NM 7	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$11.00	5,600 / 7,000	$61,600 / $77,000	$5,053
#85GPK	1985 Topps Garbage Pail Kids Stickers Nasty Nick #1A Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$12.00	800 / 1,000	$9,600 / $12,000	($2,764)

#XMEN94	1975 X-Men #94 Comic Book published by Marvel graded CGC 9.8	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$6.50	8,000 / 10,000	$52,000 / $65,000	$5,695
#XLXMEN1	1975 Giant Size X-Men #1 Comic Book published by Marvel graded CGC 9.8	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$8.00	6,400 / 8,000	$51,200 / $64,000	$5,260
#IPOD	2001 Apple 1st Generation iPod Classic in its Original Factory Sealed Box	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	4,000 / 5,000	$20,000 / $25,000	$1,655
#ENIGMA	1935 Fully Operational Three-Rotor Enigma I Electromechanical Cipher Machine	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	28,800 / 36,000	$288,000 / $360,000	$50,669
#STARWARS2 (6)	1977 Topps Star Wars Sealed Wax Box No. 1 Authenticated by BBCE	In Negotiations	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$4.00	3,200 / 4,000	$12,800 / $16,000	$2,740

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange shading represents sale of such Series’ Underlying Asset.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Interests sold in Series are generally limited to 2,000 “qualified purchasers” with a maximum of 500 non-“accredited investors.”

(3)Represents the actual Offering Size, number of Interests sold and fees at the Closing of the Offering.

(4)Represents most recent Trading Window for the Series as of the date of this filing. Blank cells indicate that no Trading Window for the Series has yet occurred as of the date of this filing.

(5)Represents an Offering that was cancelled with any potential Investors issued a full refund for their attempted subscription.

(6)Values are based on current or anticipated negotiations of the terms of the respective purchase option agreement or purchase agreement and may be subject to change.

APPENDIX B

SECOND AMENDED AND RESTATED USE OF PROCEEDS – SERIES #66ORR

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Carrying Value of the #66ORR Asset (1)	$42,000	84.00%
	Interests issued to Asset Seller as part of total consideration (2)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.60%
	Brokerage Fee	$500	1.00%
	Offering Expenses (3)	$500	1.00%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$462	0.92%
	Marketing Materials	$200	0.40%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$6,038	12.08%
	Total Fees and Expenses	$7,700	15.40%
	Total Proceeds	$50,000	100.00%

(1)The Company decided to write-down the value of the asset due to changing market conditions from the purchase price of $85,200 to $42,000.

(2)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(3)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(4)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Purchase Price listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	12/14/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$85,200
Installment 2 Amount	$0
Purchase Price	$85,200
Carrying Value	$42,000
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$662

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1966 ORR TOPPS ROOKIE CARD

Investment Overview

•Upon completion of the Series #66ORR Offering, Series #66ORR will purchase a 1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA as the Underlying Asset for Series #66ORR (The “Series 1966 Orr Topps Rookie Card” or the “Underlying Asset” with respect to Series #66ORR, as applicable), the specifications of which are set forth below.

•Bobby Orr was a Hall of Fame professional hockey player who debuted in the NHL at age 18 for the Boston Bruins in 1966 and played a total of 12 NHL seasons.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin: Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA.

Asset Description

Overview & Authentication

•Bobby Orr was born on March 20, 1948 in Parry Sound, Ontario.

•As a rookie during the 1966-67 NHL season, Orr scored 13 goals and notched 28 assists for a total of 41 points as a defenseman for the Boston Bruins.

•Orr was awarded the Calder Trophy (given “to the player selected as the most proficient in his first year of competition in the National Hockey League”) for the 1966-67 season.

•During Orr’s career, he was selected to seven All-Star Games, won two Stanley Cups, and was awarded the Norris Trophy (given “to the defense player who demonstrates throughout the season the greatest all-round ability in the position”) eight times.

•Orr is the only player to win the Stanley Cup, Conn Smythe (given “to the most valuable player for his team in the playoffs”), Hart (given “to the player adjudged to be the most valuable to his team”), Art Ross (given “to the player who leads the NHL in scoring points at the end of the regular season”), and Norris Trophies in a single season (1969-70).

•As of January 2017, Orr was the only NHL defenseman to have nine hat tricks in a career.

•In 2011, Bleacher Report named Bobby Orr No. 2 on their list of the “Top 10 NHL Defensemen of All Time.”

•Orr was inducted into the Hockey Hall of Fame in 1979.

•The Topps Company, Inc. began in its modern iteration in 1938 when Brooklyn entrepreneur Morris Shorin’s four sons — Abram, Ira, Joseph, and Phillip — took the family tobacco business and pivoted toward chewing gum.

•In 1949, Topps placed its first cards in their chewing gum wrappers for free, beginning with 252 Magic Photo Cards featuring current stars as well as classic players like Babe Ruth and Cy Young.

•For the 1954-55 season, Topps released their first ever set of hockey cards with a 60-card set featuring players from the four teams that played their home games in the United States at the time.

•The 1966 Topps Bobby Orr #35 Rookie Card is the only recognized rookie card of Bobby Orr.

•The Underlying Asset has been issued a grade of NM-MT 8 by Professional Sports Authenticators (PSA) with certification No. 07001237.

Notable Features

•The Underlying Asset is a 1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA.

•The Underlying Asset is 1 of 47 1966 Topps Bobby Orr #35 Rookie Cards graded NM-MT 8 by PSA with one example graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1966 Orr Topps Rookie Card
Sport	Hockey
Professional League	NHL
Player / Number	Bobby Orr / 4
Team	Boston Bruins
Year / Season	1966
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Rarity	1 of 47 (PSA 8)
Number in Set	#35
Authentication	Professional Sports Authenticators (PSA)
Grade	8
Certification No.	07001237

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1966 Orr Topps Rookie Card going forward.

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #TOPPSTRIO

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Carrying Value of the #TOPPSTRIO Asset (1)	$33,744	112.48%
	Interests issued to Asset Seller as part of total consideration (2)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.00%
	Brokerage Fee	$300	1.00%
	Offering Expenses (3)	$500	1.67%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$138	0.46%
	Marketing Materials	$200	0.67%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	-$5,181	-17.27%
	Total Fees and Expenses	-$4,044	-13.48%
	Total Proceeds	$30,000	100.00%

(1)The Company decided to write-down the value of the asset due to changing market conditions from the purchase price of $75,000 to $33,744.

(2)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(3)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(4)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Purchase Price listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	2/4/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$75,000
Installment 2 Amount	$0
Purchase Price	$75,000
Carrying Value	$33,744
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$338

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1980 TOPPS SCORING LEADER CARD

Investment Overview

•Upon completion of the Series #TOPPSTRIO Offering, Series #TOPPSTRIO will purchase a 1980 Topps Scoring Leader Card (Bird / Erving /Johnson) graded PSA MINT 9 as the Underlying Asset for Series #TOPPSTRIO (The “Series 1980 Topps Basketball Wax Box or the “Underlying Asset” with respect to Series #TOPPSTRIO, as applicable), the specifications of which are set forth below.

•The 1980 Topps Basketball set consists of 264 numbered cards broken down into 88 perforated panels of three cards each. The set contains “trios” consisting of three players, the most famous of which is a card pairing the rookie cards of Larry Bird, Magic Johnson, and established star Julius Erving.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1980 Topps Scoring Leader Card (Bird / Erving /Johnson) graded PSA MINT 9.

Asset Description

Overview & Authentication

•The 1980 Topps Basketball set was originally considered a failure, thanks to the introduction of three-player panels. According to PSA, the set was originally largely ignored by collectors.

•According to PSA, “The biggest selling point of the set is that Erving, Bird and Johnson are featured on multiple cards, but it's card #6 (the number generally assigned by hobby publications) that showcases all three of them that's the set's crown jewel.”

•The #6 card is titled the “Scoring Leader Card.”

•Magic Johnson (born August 1959 in Lansing, Michigan) was the first overall pick in the 1979 NBA Draft and played for the Los Angeles Lakers for 13 seasons. He was named to 12 All-Star Teams, won three MVPs, five NBA Championships, and was named Finals MVP three times. Johnson was inducted into the NBA Hall of Fame in 2002.

•Larry Bird (born December 1956 in West Baden, Indiana) was the sixth overall pick in the 1978 NBA Draft and played for the Boston Celtic for 13 seasons. He was named to 12 All-Star Teams, won three MVPs, three NBA Championships, and was named Finals MVP two times. Bird was inducted into the NBA Hall of Fame in 1998.

•Julius Erving (born February 1950 in Roosevelt, New York) was the 12th overall pick in the 1972 NBA Draft and played 16 seasons for three teams in the ABA and NBA. He was named to 16 All-Star Teams, won four MVPs, one NBA Championship, and two ABA. Erving was inducted into the NBA Hall of Fame in 1993.

•The Underlying Asset has been issued a grade of MINT 9 by Professional Sports Authenticators (PSA) with certification No. 06088514.

Notable Features

•The Underlying Asset is a 1980 Topps Scoring Leader Card (Bird / Erving /Johnson) graded PSA MINT 9.

•The Underlying Asset is 1 of 612 1980 Topps Scoring Leader Cards graded MINT 9 by PSA with 24 examples graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1980 Topps Scoring Leader Card
Sport	Basketball
Professional League	NBA
Player / Number	Larry Bird / 33
Team (Bird)	Boston Celtics
Player / Number	Julius Erving / 6
Team (Erving)	Philadelphia 76ers
Player / Number	Magic Johnson / 32
Team (Johnson)	Los Angeles Lakers
Year / Season	1980
Memorabilia Type	Trading Card
Manufacturer	Topps
Rarity	1 of 612 (PSA 9)
Authentication	Professional Sports Authenticators (PSA)
Grade	9
Certification No.	06088514

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1980 Topps Scoring Leader Card going forward.

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #HENDERSON

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Carrying Value of the #HENDERSON Asset (1)	$132,000	97.78%
	Interests issued to Asset Seller as part of total consideration (2)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.22%
	Brokerage Fee	$1,350	1.00%
	Offering Expenses (3)	$1,013	0.75%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$325	0.24%
	Marketing Materials	$200	0.15%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	-$188	-0.14%
	Total Fees and Expenses	$2,700	2.00%
	Total Proceeds	$135,000	100.00%

(1)The Company decided to write-down the value of the asset due to changing market conditions from the purchase price of $180,100 to $132,000.

(2)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(3)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(4)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Purchase Price listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	2/15/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$180,100
Installment 2 Amount	$0
Purchase Price	$180,100
Carrying Value	$132,000
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$525

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1980 TOPPS RICKEY HENDERSON ROOKIE CARD

Investment Overview

•Upon completion of the Series #HENDERSON Offering, Series #HENDERSON will purchase a 1980 Topps #482 Rickey Henderson Rookie Card graded PSA GEM MINT 10 as the Underlying Asset for Series #HENDERSON (The “Series 1980 Topps Rickey Henderson Rookie Card” or the “Underlying Asset” with respect to Series #HENDERSON, as applicable), the specifications of which are set forth below.

•Rickey Henderson was a Hall of Fame baseball player who played 25 seasons in the MLB, winning one MVP, two World Series titles, and being selected to 10 All-Star Games.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1980 Topps #482 Rickey Henderson Rookie Card graded PSA GEM MINT 10.

Asset Description

Overview & Authentication

•Rickey Henderson was born December 25, 1958 in Chicago, Illinois.

•Playing baseball, basketball, and football for Oakland Technical High School, Henderson was named the California State Baseball Player of the Year in 1976. He was also an All-American running back with two 1,000-yard seasons.

•The Oakland Athletics drafted Henderson in the fourth round of the 1976 MLB Amateur Draft.

•Henderson played his first MLB game on June 24, 1979, recording two hits and a stolen base.

•As a rookie in 1979, Henderson played 89 games, hitting .274, scoring 49 runs, and stealing 33 bases.

•In 1980, Henderson was selected to his first All-Star Game, batting .303, scoring 111 runs, and leading the MLB with 100 stolen bases.

•In 1981, Henderson came in second in MVP voting, hitting .319, stealing 5 bases, and leading the MLB in runs scored with 89.

•In 1982, Henderson hit .267 and scored 119 runs, leading the MLB in stolen bases (130) and walks (116).

•In 1989, Henderson won his first World Series. The Athletics swept the Giants 4-0, finishing with a 9-6 win on October 28. During the four-game series, Henderson hit .474, and recorded a .524 OBP.

•In 1990, Henderson won the MVP, hitting .325 and stealing 65 bases. He led the MLB in runs scored (119), OBP (.439), and OPS (1.016).

•In 1993, Henderson won his second World Series, now as a member of the Toronto Blue Jays. The Blue Jays beat the Phillies in six games, finishing with an 8-6 win on October 23.

•On October 7, 2001 Henderson hit the 3,000th hit of his career. At the time he was the 25th player in history to cross this threshold.

•Henderson played his final game on September 19, 2003 at age 44.

•Henderson was inducted into the Baseball Hall of Fame on July 26th, 2009.

•Henderson holds the all-time record for stolen bases in a career with 1,406. The second-place player on the list is Lou Brock, with 938.

•Henderson holds the all-time record for runs scored in a career with 2,295, beating out Ty Cobb’s career total of 2,245.

•Henderson holds the all-time record for leadoff homeruns in a career with 81. Second place is Alfonso Soriano, who hit 54.

•Henderson was known as the “Man of Steal.”

•In May 2012, Bleacher Report ranked Henderson as the Greatest Leadoff Hitter in Baseball History, writing that his career Wins Above Replacement (WAR) “puts him in the same class with Lou Gehrig, Mickey Mantle and Frank Robinson.”

•Henderson’s 105.2 Offensive WAR is the 17th highest all-time, placing him ahead of Derek Jeter and Chipper Jones.

•Henderson once said: “If my uniform doesn’t get dirty, I haven’t done anything in the baseball game.”

•Billy Beane, the long-time front office executive of the Athletics about whom the book and movie “Moneyball” is based, said that Henderson is “the greatest leadoff hitter of all time. I’m not sure there’s a close second.”

•Hall of Famer Dave Winfield said that Henderson was “one of the best players that I ever played with and obviously the best leadoff hitter in baseball.”

•The 1980 Topps #482 Rickey Henderson Rookie Card tends “to be hampered by poor centering” and many examples suffer from flaking to their corners, according to PSA.

•The Underlying Asset has been issued a grade of GEM-MT 10 by Professional Sports Authenticators (PSA) with certification No. 30759268.

Notable Features

•The Underlying Asset is a 1980 Topps #482 Rickey Henderson Rookie Card graded PSA GEM MINT 10.

•The Underlying Asset is 1 of 25 1980 Topps #482 Rickey Henderson Rookie Card examples graded PSA GEM MINT 10, with none graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1980 Topps Rickey Henderson Rookie Card
Sport	Baseball
Professional League	MLB
Player / Number	Rickey Henderson / 35
Team	Oakland Athletics
Year / Season	1980
Memorabilia Type	Trading Card
Manufacturer	Topps
Number in Set	#482
Rarity	1 of 25 (PSA 10)
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	30759268

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1980 Topps Rickey Henderson Rookie Card going forward.

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #80TOPPS

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Carrying Value of the #80TOPPS Asset (1)	$32,400	81.00%
	Interests issued to Asset Seller as part of total consideration (2)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.75%
	Brokerage Fee	$400	1.00%
	Offering Expenses (3)	$500	1.25%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$127	0.32%
	Marketing Materials	$200	0.50%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$6,073	15.18%
	Total Fees and Expenses	$7,300	18.25%
	Total Proceeds	$40,000	100.00%

(1)The Company decided to write-down the value of the asset due to changing market conditions from the purchase price of $69,000 to $32,400.

(2)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(3)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(4)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Purchase Price listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	2/4/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$69,000
Installment 2 Amount	$0
Purchase Price	$69,000
Carrying Value	$32,400
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$327

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1980 TOPPS BASKETBALL WAX BOX

Investment Overview

•Upon completion of the Series #80TOPPS Offering, Series #80TOPPS will purchase a 1980 Topps Basketball Wax Box Reviewed and Factory Sealed by BBCE as the Underlying Asset for Series #80TOPPS (The “Series 1980 Topps Basketball Wax Box or the “Underlying Asset” with respect to Series #80TOPPS, as applicable), the specifications of which are set forth below.

•The 1980 Topps Basketball set consists of 264 numbered cards broken down into 88 perforated panels of three cards each. The set contains “trios” consisting of three players, the most famous of which is a card pairing the rookie cards of Larry Bird, Magic Johnson, and established star Julius Erving.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1980 Topps Basketball Wax Box Reviewed and Factory Sealed by BBCE.

Asset Description

Overview & Authentication

•The 1980 Topps Basketball set was originally considered a failure, thanks to the introduction of three-player panels. According to PSA, the set was originally largely ignored by collectors.

•According to PSA, “The biggest selling point of the set is that Erving, Bird and Johnson are featured on multiple cards, but it's card #6 (the number generally assigned by hobby publications) that showcases all three of them that's the set's crown jewel.”

•The #6 card is titled the “Scoring Leader Card.”

•As of March 5, 2021, there have been more than 8,800 examples of the 1980 #6 trio card featuring Erving, Bird, and Johnson graded by PSA, with only 24 examples achieving a PSA 10 grade.

•Magic Johnson (born August 1959 in Lansing, Michigan) was the first overall pick in the 1979 NBA Draft and played for the Los Angeles Lakers for 13 seasons. He was named to 12 All-Star Teams, won three MVPs, five NBA Championships, and was named Finals MVP three times. Johnson was inducted into the NBA Hall of Fame in 2002.

•Larry Bird (born December 1956 in West Baden, Indiana) was the sixth overall pick in the 1978 NBA Draft and played for the Boston Celtic for 13 seasons. He was named to 12 All-Star Teams, won three MVPs, three NBA Championships, and was named Finals MVP two times. Bird was inducted into the NBA Hall of Fame in 1998.

•Julius Erving (born February 1950 in Roosevelt, New York) was the 12th overall pick in the 1972 NBA Draft and played 16 seasons for three teams in the ABA and NBA. He was named to 16 All-Star Teams, won four MVPs, one NBA Championship, and two ABA Championships. Erving was inducted into the NBA Hall of Fame in 1993.

•The Underlying Asset has been authenticated by Baseball Card Exchange, Inc. (BBCE) has been given the certification number X0417.

Notable Features

•The Underlying Asset is a 1980 Topps Basketball Wax Box Reviewed and Factory Sealed by BBCE.

•The Underlying Asset contains 36 unopened packs of cards from the 1980 Topps Basketball set.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from BBCE.

Details

Series 1980 Topps Basketball Wax Box
Sport	Basketball
Professional League	NBA
Year / Season	1980
Memorabilia Type	Trading Card Box
Manufacturer	Topps
Total Packs	36
Authentication	BBCE
Grade	Factory Sealed
Certification No.	X0417

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1980 Topps Basketball Wax Box going forward.

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #03LEBRON5

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Carrying Value of the #03LEBRON5 Asset (1)	$73,590	86.58%
	Interests issued to Asset Seller as part of total consideration (2)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.35%
	Brokerage Fee	$850	1.00%
	Offering Expenses (3)	$638	0.75%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.12%
	Marketing Materials	$200	0.24%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$9,323	10.97%
	Total Fees and Expenses	$11,110	13.07%
	Total Proceeds	$85,000	100.00%

(1)The Company decided to write-down the value of the asset due to changing market conditions from the purchase price of $95,000 to $73,590.

(2)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(3)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(4)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Purchase Price listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	2/19/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$95,000
Installment 2 Amount	$0
Purchase Price	$95,000
Carrying Value	$73,590
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2003 TOPPS BLACK REFRACTOR LEBRON JAMES ROOKIE CARD

Investment Overview

•Upon completion of the Series #03LEBRON5 Offering, Series #03LEBRON5 will purchase a 2003 Topps Chrome #111 LeBron James Black Refractor Rookie Card graded PSA MINT 9 as the Underlying Asset for Series #03LEBRON5 (The “Series 2003 Topps Black Refractor LeBron James Rookie Card” or the “Underlying Asset” with respect to Series #03LEBRON5, as applicable), the specifications of which are set forth below.

•LeBron James is a professional basketball player who has won four NBA championships, four NBA Most Valuable Player Awards (MVP), four Finals MVP awards, two Olympic gold medals, and is widely considered to be one of the greatest players in NBA history. LeBron joined the Cleveland Cavaliers in 2003 as the first overall draft pick and was named the 2003-04 NBA Rookie of the Year.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 2003 Topps Chrome #111 LeBron James Black Refractor Rookie Card graded PSA MINT 9.

Asset Description

Overview & Authentication

•LeBron James was born on December 30, 1984 in Akron, Ohio.

•LeBron James was selected by his hometown team, the Cleveland Cavaliers, as the first overall pick of the 2003 NBA Draft.

•In his first regular season game, at 19 years old, James scored 25 points against Sacramento.

•During James’ rookie season, he averaged 20.9 points, 5.5 rebounds, and 5.9 assists per game. He started 79 games and averaged 39.5 minutes played on his way to winning the Rookie of the Year Award.

•Since LeBron James entered the NBA, he has become one of the all-time greatest players in league history, and one of its most well-known. When James left the Cavaliers to join the Miami Heat and form the ‘Big Three’, his nationally televised program “The Decision” drew ire and controversy from many fans as he announced his departure.

•As of February 2021, LeBron James sits third on the NBA all-time scoring list with over 34,000 points. Ahead of him are only Kareem Abdul-Jabbar and Karl Malone, and he has already surpassed the likes of Michael Jordan, Kobe Bryant, Wilt Chamberlain, and Shaquille O’Neal.

•As of February 2021, LeBron James sits eighth on the NBA all-time assists list with over 9,500, ahead of players like Gary Payton and Isiah Thomas.

•The 2003-04 Topps Chrome Basketball set featured Black Refractor parallel cards limited to a print run of 500.

•The Underlying Asset has been issued a grade of MINT 9 by Professional Sports Authenticators (PSA) with certification No. 43333122.

Notable Features

•The Underlying Asset is a 2003 Topps Chrome #111 LeBron James Black Refractor Rookie Card graded PSA MINT 9.

•The Underlying Asset is 1 of 500 Topps Chrome #111 LeBron James Black Refractor Rookie Card examples printed.

•The Underlying Asset is 1 of 71 Topps Chrome #111 LeBron James Black Refractor Rookie Card examples graded PSA MINT 9 with 20 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 2003 Topps Black Refractor LeBron James Rookie Card
Sport	Basketball
Professional League	NBA
Player / Number	LeBron James / 23
Team	Cleveland Cavaliers
Year / Season	2003
Memorabilia Type	Trading Card
Manufacturer	Topps
Rarity	1 of 71 (PSA 9)
Number in Set	#111
Authentication	Professional Sports Authenticators (PSA)
Grade	9
Certification No.	43333122

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2003 Topps Black Refractor LeBron James Rookie Card going forward.

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #49ROYCAMP

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Carrying Value of the #49ROYCAMP Asset (1)	$42,600	94.67%
	Interests issued to Asset Seller as part of total consideration (2)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.67%
	Brokerage Fee	$450	1.00%
	Offering Expenses (3)	$500	1.11%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$112	0.25%
	Marketing Materials	$200	0.44%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$838	1.86%
	Total Fees and Expenses	$2,100	4.67%
	Total Proceeds	$45,000	100.00%

(1)The Company decided to write-down the value of the asset due to changing market conditions from the purchase price of $63,000 to $42,600.

(2)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(3)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(4)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Purchase Price listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	2/27/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$63,000
Installment 2 Amount	$0
Purchase Price	$63,000
Carrying Value	$42,600
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$312

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1949 BOWMAN ROY CAMPANELLA ROOKIE CARD

Investment Overview

•Upon completion of the Series #49ROYCAMP Offering, Series #49ROYCAMP will purchase a 1949 Bowman #84 Roy Campanella Rookie Card graded PSA Mint 9 as the Underlying Asset for Series #49ROYCAMP (The “Series 1949 Bowman Roy Campanella Rookie Card” or the “Underlying Asset” with respect to Series #49ROYCAMP, as applicable), the specifications of which are set forth below.

•Roy Campanella was an MLB Hall of Fame catcher who played in 10 seasons from 1948-1957 for the Brooklyn Dodgers. Over that time Campanella was selected to eight All-Star Games, won three MVPs, and won a World Series.

•Bowman released their first line of baseball cards in 1939. Production was hindered by World War Two and Bowman Gum Company returned to the market with their 1948 Bowman Baseball card set, which was followed by yearly releases until Topps acquired Bowman in 1956.

•The Underlying Asset is a 1949 Bowman #84 Roy Campanella Rookie Card graded PSA Mint 9.

Asset Description

Overview & Authentication

•Roy Campanella was born on November 19, 1921 in Philadelphia, Pennsylvania.

•Campanella began playing professional baseball at age 15, spending eight years in the Negro Leagues before signing a contract with the Dodgers in 1946.

•Campanella debuted in the MLB on April 20, 1948 for the Brooklyn Dodgers, going on to bat .258, with 9 homeruns, 45 RBI’s, and 32 runs in 83 games.

•Campanella was the sixth black player to officially play in the MLB in the 20th century, playing alongside Jackie Robinson for nine seasons.

•On November 1, 1951 Campanella was named MVP for the first time in his career for a season in which he batted .325, recorded 108 RBI’s, and hit 33 homeruns.

•On November 19, 1953 Campanella was named MVP for the second time in his career for a season in which he led the league in RBI’s (142), batted .312, and hit 41 homeruns.

•On October 4, 1955 Campanella and the Dodgers won the World Series, beating the New York Yankees in a 7-game series. During the series Campanella hit .259 with 2 homeruns and 4 RBI’s. The New York Times reported: “Brooklyn's long cherished dream finally has come true. The Dodgers have won their first World Series championship.”

•In 1955, Campanella won his third and final MVP for a season in which he batted .318, hit 32 homeruns and recorded 107 homeruns.

•On September 29, 1957 Campanella played in his final MLB game, which was also the final MLB game ever played at Ebbets Field.

•The Dodgers moved to Los Angeles before the 1958 season, but Campanella would never play for the relocated team. “Shortly after 1:30 a.m. on Jan. 28 of that year, however, Campanella lost control of a rented car on a patch of ice on an S-curve near his home of Glen Cove, N.Y. Campanella suffered a broken fifth vertebra in his back, costing him almost complete use of his body below the shoulders.”

•Campanella was inducted into the Baseball Hall of Fame in July 1969, making him the position player with the fewest plate appearances to enter the Hall of Fame.

•According to PSA, “The 1949 Bowman baseball card set is considered by many sports card historians to be the beginning of the modern era of color baseball cards.”

•The Underlying Asset has been issued a grade MINT 9 by Professional Sports Authenticators (PSA) with certification number 50053971.

Notable Features

•The Underlying Asset is a 1949 Bowman #84 Roy Campanella Rookie Card graded PSA Mint 9.

•The Underlying Asset is 1 of 18 1949 Bowman #84 Roy Campanella Rookie Card examples graded PSA 9, with two examples graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1949 Bowman Roy Campanella Rookie Card
Sport	Baseball
Professional League	MLB
Player / Number	Roy Campanella / 39
Team	Brooklyn Dodgers
Year / Season	1949
Memorabilia Type	Trading Card
Manufacturer	Bowman
Rarity	1 of 18 (PSA 9)
Authentication	Professional Sports Authenticators (PSA)
Grade	9
Certification No.	50053971

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1949 Bowman Roy Campanella Rookie Card going forward.

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #GRIFFEYJR

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the Carrying Value of the #GRIFFEYJR Asset (1)	$14,946	74.73%
	Interests issued to Asset Seller as part of total consideration (2)	$3,504	17.52%
	Cash on Series Balance Sheet	$300	1.50%
	Brokerage Fee	$200	1.00%
	Offering Expenses (3)	$500	2.50%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.50%
	Marketing Materials	$200	1.00%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$250	1.25%
	Total Fees and Expenses	$1,250	6.25%
	Total Proceeds	$20,000	100.00%

(1)The Company decided to write-down the value of the asset due to changing market conditions from the purchase price of $30,000 to $18,450 (of which $3,504 represents Interests issued to the Asset Seller as part of total consideration).

(2)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(3)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(4)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Purchase Price listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	2/15/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$26,500
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$3,504
Purchase Price	$30,000
Carrying Value	$18,450
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1989 UPPER DECK KEN GRIFFEY JR. ROOKIE CARD

Investment Overview

•Upon completion of the Series #GRIFFEYJR Offering, Series #GRIFFEYJR will purchase a 1989 Upper Deck Ken Griffey Jr. Rookie Card #1 graded BGS PRISTINE 10 as the Underlying Asset for Series #GRIFFEYJR (The “Series 1989 Upper Deck Ken Griffey Jr. Rookie Card” or the “Underlying Asset” with respect to Series #GRIFFEYJR, as applicable), the specifications of which are set forth below.

•Ken Griffey Jr. is a Hall of Fame baseball player who played 22 seasons in the MLB, winning one MVP, and 10 Gold Gloves. He was named to 13 All-Star Games.

•The Upper Deck Company, LLC., is a private company founded in 1988 that specializes in the production of trading cards.

•The Underlying Asset is a 1989 Upper Deck Ken Griffey Jr. Rookie Card #1 graded BGS PRISTINE 10.

Asset Description

Overview & Authentication

•Ken Griffey Jr. was born November 21, 1969 in Donora, Pennsylvania.

•Griffey Jr.’s father, Ken Griffey, was a professional baseball player who played 19 seasons in the MLB and was a three-time All-Star.

•Coming out of high school, Griffey Jr. was seen as one of the most talented players in the nation. A scouting report from 1987 said: “Everything seems to come easy for him. Doesn’t exert himself but is a very likeable kid.”

•A Mariners scouting report from 1987 read: “Has all the tools to be a superstar.”

•On June 2, 1987, the Seattle Mariners selected Ken Griffey Jr. with the first overall pick in the MLB Draft.

•Playing in the Northwest League “against college kids four and five years older than he was,” Griffey Jr. hit .313 with 14 homeruns in 54 games.

•After surprising scouts with an excellent spring training in 1989, Griffey Jr. is given the center-field job at age 19, debuting on April 3 and hitting a double in his first MLB at-bat.

•On September 14, 1990 Griffey Jr. hit back-to-back homeruns with his father.

•On July 11, 1994 Griffey Jr. wins his first of three Home Run Derby titles.

•On September 25, 1998 Griffey Jr. becomes the youngest ever to hit 350 homeruns in a career.

•On June 2, 2010 Griffey Jr. retires, exactly 23 years after he was drafted.

•Griffey Jr. was known as “The Kid.”

•Griffey Jr. was known for having “the sweetest swing in the history of baseball.”

•Griffey Jr. was known for being a “five-tool” player — meaning he could hit, hit for power, run, field, and throw.

•Upper Deck’s 1989 Baseball Set is widely known as a pivotal product in the history of the trading card hobby. It was their first release, and differentiated itself with a “foil-wrapped, tamper-evident pack” containing “high gloss cards on high quality white paper stock, with images on both sides, and a hologram.”

•Each Upper Deck pack was $1.00, a premium price-point compared with the $0.45 price for a 1989 Topps pack.

•The 1989 Upper Deck set consisted of 700 cards, with the first 26 being reserved for the “Star Rookie” subset, taking cues from similar strategies used by Topps and Donruss in recent years.

•Griffey Jr. was not the obvious choice to be given the No. 1 spot in the set, as he was not expected to start the season in the majors. Tom Geideman, known as the “baseball prospect wiz,” said: “Griffey was always the guy for me.”

•Upper Deck needed a picture of Griffey Jr. in the Seattle Mariners uniform, but since he had yet to play in the majors, they were forced to airbrush the picture. They took “an image of Griffey in a San Bernadino Spirits uniform, corrected with a graphics machine called Scitex. Upper Deck staff stripped in a Mariners logo over his Spirits ha[t], and tinted the color a bit.”

•In August of 2009, Sports Illustrated called the Upper Deck Ken Griffey Jr. Rookie Card “THE LAST ICONIC BASEBALL CARD.”

•The Underlying Asset has been issued a grade of PRISTINE 10 by Beckett Grading Services (BGS) with certification No. 0004134298.

Notable Features

•The Underlying Asset is a 1989 Upper Deck Ken Griffey Jr. Rookie Card #1 graded BGS PRISTINE 10.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering: 9.5, Corners: 10, Edges: 10, Surface: 10.

•The Underlying Asset is 1 of 113 1989 Upper Deck Ken Griffey Jr. Rookie Card #1 examples graded BGS PRISTINE 10, with 4 “Black Label” examples graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from BGS.

Details

Series 1989 Upper Deck Ken Griffey Jr. Rookie Card
Sport	Baseball
Professional League	MLB
Player / Number	Ken Griffey Jr. / 24
Team	Seattle Mariners
Year / Season	1989
Memorabilia Type	Trading Card
Manufacturer	The Upper Deck, LLC.
Number in Set	#1
Rarity	1 of 113 (BGS 10)
Authentication	Beckett Grading Services (BGS)
Grade	10
Grade (Centering)	9.5
Grade (Corners)	10
Grade (Edges)	10
Grade (Surface)	10
Certification No.	0004134298

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1989 Upper Deck Ken Griffey Jr. Rookie Card going forward.

USE OF PROCEEDS – SERIES #81BIRD

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Carrying Value of the #81BIRD Asset (1)	$28,800	96.00%
	Interests issued to Asset Seller as part of total consideration (2)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.00%
	Brokerage Fee	$300	1.00%
	Offering Expenses (3)	$500	1.67%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$270	0.90%
	Marketing Materials	$200	0.67%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	-$370	-1.23%
	Total Fees and Expenses	$900	3.00%
	Total Proceeds	$30,000	100.00%

(1)The Company decided to write-down the value of the asset due to changing market conditions from the purchase price of $39,600 to $28,800.

(2)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(3)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(4)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Purchase Price listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	3/10/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$39,600
Installment 2 Amount	$0
Purchase Price	$39,600
Carrying Value	$28,800
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$470

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1981 TOPPS LARRY BIRD CARD

Investment Overview

•Upon completion of the Series #81BIRD Offering, Series #81BIRD will purchase a 1981 Topps #4 Larry Bird Card graded PSA GEM MT 10 for Series #81BIRD (The “Series 1981 Topps Larry Bird Card” or the “Underlying Asset” with respect to Series #81BIRD, as applicable), the specifications of which are set forth below.

•Larry Bird was a professional basketball player who played in the NBA for the Boston Celtics for 13 seasons. He was named to 12 All-Star Teams, won three MVPs, three NBA Championships, and was named Finals MVP two times.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1981 Topps #4 Larry Bird Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•Larry Bird was born on December 7, 1956 in West Baden, Indiana.

•Bird was drafted 6th overall by the Boston Celtics in the 1978 NBA Draft. Bird chose to return to college for his senior year.

•Bird made his NBA debut on October 12, 1979 at age 22.

•During Bird’s 1979-80 rookie season he averaged 21.3 points, 10.4 rebounds, and 4.5 assists per game, going on to win the Rookie of the Year award.

•During the 1981-82 season Bird averaged 22.9 points, 10.9 rebounds, and 5.8 assists per game. He was named to the NBA All-Defensive Second Team for the first of three straight seasons, “even though he was relatively slow and not the greatest one-on-one defender, his anticipation and court sense made him peerless as a team defender.

•Bird won the 1982 All-Star Game MVP award for his performance in which he scored 19 points, recorded 5 assists, and grabbed 12 rebounds.

•Bird was inducted into the NBA Hall of Fame in 1998.

•The 1981 Topps Basketball set was made up of 198 cards, with a unique distribution strategy centered around a 66-card national set, and subsets of 44 cards released in the East, West, and Midwest.

•The 1981 Topps Basketball set was the final Topps Basketball set issued until 1992.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 04547877.

Notable Features

•The Underlying Asset is a 1981 Topps #4 Larry Bird Card graded PSA GEM MT 10.

•The Underlying Asset is 1 of 59 1981 Topps #4 Larry Bird Card examples graded PSA 10 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1981 Topps Larry Bird Card
Sport	Basketball
Professional League	NBA
Player / Number	Larry Bird / 33
Team	Boston Celtics
Year / Season	1981
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Rarity	1 of 59 (PSA 10)
Number in Set	#4
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	04547877

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1981 Topps Larry Bird Card going forward.

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #93JETER

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Carrying Value of the #93JETER Asset (1)	$15,115	94.47%
	Interests issued to Asset Seller as part of total consideration (2)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.88%
	Brokerage Fee	$160	1.00%
	Offering Expenses (3)	$500	3.13%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.63%
	Marketing Materials	$200	1.25%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	-$375	-2.35%
	Total Fees and Expenses	$585	3.65%
	Total Proceeds	$16,000	100.00%

(1)The Company decided to write-down the value of the asset due to changing market conditions from the purchase price of $31,100 to $15,115.

(2)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(3)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(4)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Purchase Price listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	3/12/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$31,100
Installment 2 Amount	$0
Purchase Price	$31,100
Carrying Value	$15,115
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1993 SP FOIL DEREK JETER ROOKIE CARD

Investment Overview

•Upon completion of the Series #93JETER Offering, Series #93JETER will purchase a 1993 SP Foil #279 Derek Jeter Rookie Card graded BGS 9.5 for Series #93JETER (The “Series 1993 SP Foil Derek Jeter Rookie Card” or the “Underlying Asset” with respect to Series #93JETER, as applicable), the specifications of which are set forth below.

•Derek Jeter was a Hall of Fame professional baseball player who played 20 seasons in the MLB for the New York Yankees. Jeter was a 14-time All-Star, five-time Gold Glove winner, five-time Silver Slugger, and won five World Series Championships over the course of his career.

•The Upper Deck Company, LLC., is a private company founded in 1988 that specializes in the production of trading cards.

•The Underlying Asset is a 1993 SP Foil #279 Derek Jeter Rookie Card graded BGS 9.5.

Asset Description

Overview & Authentication

•In 1990, The Upper Deck Company, LLC. became the first trading card company to include autographed insert cards in their trading card sets.

•In 1996, The Upper Deck Company, LLC introduced game-used jersey swatches embedded in trading cards.

•Derek Jeter was born on June 26, 1974 in Pequannock, New Jersey.

•Jeter played baseball for Kalamazoo Central High School in Kalamazoo, Michigan.

•In Jeter’s junior high school season in 1991, he batted .557, and struck out just once.

•In Jeter’s senior high school season in 1992, he batted .509, once again only striking out a single time.

•Detroit Free Press high school sports reporter Mike McCabe wrote that Jeter was the best high school baseball player he had covered in 50-year career. “He seemed to almost glide across the infield as he scooped up balls hit to the left side of the infield,” McCabe remembered.

•Jeter’s high school coach Don Zomer says that Jeter’s throw from shortstop to first base was once timed at 91 miles per hour: “One of the problems was getting a first baseman who could handle his throws.”

•Buck Showalter managed the Yankees from 1992-1995. Looking back on evaluating Jeter as a prospect he said "It doesn't take any great scouting and great evaluation. ... It didn't take Johnny Superscout to figure out he was going to be really good."

•On June 1, 1992 the Yankees drafted Jeter with the sixth overall pick in the MLB Amateur Draft.

•Jeter played his first MLB game on May 29, 1995 for the Yankees, going hit-less in five at-bats.

•During Jeter’s official rookie season in 1996, he batted .314, scoring 104 runs and recording 78 RBI’s.

•On November 4, 1996 Jeter was named the Rookie of the Year.

•On October 26, 1996 Jeter and the Yankees won the World Series, overcoming the Braves in a 6-game series.

•Jeter played in his first All-Star game on July 7, 1998.

•On October 9, 1996 in the first game of the American League Championship series, Jeter was up to the plate in the eighth inning with the Yankees down 4-3 to the Orioles. Jeter hits a long fly ball to right field, which was caught by a 12-year old Yankees fan named Jeffrey Maier leaning over the wall. The play was ruled a homerun despite the Orioles’ objections.

•On October 21, 1998 Jeter and the Yankees won the World Series, sweeping the Padres in four games. During the series Jeter batted .353.

•On October 27, 1999 Jeter and the Yankees won their second consecutive World Series, sweeping the Braves. During the series Jeter batted .353.

•On October 26, 2000 Jeter was named World Series MVP as the Yankees won their third consecutive World Series, beating the Mets in five games. During the series Jeter batted .409 with two homeruns.

•With two outs in the bottom of the 10th inning of the fourth game of the 2001 World Series between the Yankees and Diamondbacks, Jeter hit a walk-off homerun to tie the series at 2-2. It had just past midnight, making it the first World Series to ever be played in November. Jeter was given the nickname “Mr. November,” a reference to “Mr. October,” Reggie Jackson.

•On June 3, 2003 the Yankees named Jeter the 11th team captain in franchise history.

•On November 4, 2009 Jeter and the Yankees won the World Series, beating the Phillies in a six-game series. During the series Jeter batted .407.

•On July 9, 2011 Jeter hit the 3,000th hit of his career with a homerun.

•On February 12, 2014 Jeter announced that the following season would be his last: "The one thing I always said to myself was that when baseball started to feel more like a job, it would be time to move forward,"

•On September 25, 2014 Jeter played his final game at Yankee Stadium, winning the game with a walk-off single.

•On September 28, 2014 Jeter played his last game at age 40.

•On January 21, 2020 Jeter was voted into the Baseball Hall of Fame.

•The 1993 SP Baseball set consists of 290 cards, including 20 “Premier Prospects” cards, which includes the rookie cards of Derek Jeter and Johnny Damon.

•According to Cardboard Connection, “The Premier Prospects are extremely condition sensitive. The all-foil fronts are prone to chipping. Any corner wear is also very noticeable. This makes high professional grades from PSA and BGS extremely rare.”

•The Underlying Asset has been issued a grade of GEM MINT 9.5 by Beckett Grading Services (BGS) with Certification No. 0008380348.

Notable Features

•The Underlying Asset is a 1993 SP Foil #279 Derek Jeter Rookie Card graded BGS 9.5.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering: 10, Corners: 9, Edges: 9.5, Surface: 9.5.

•The Underlying Asset is 1 of 273 1993 SP Foil Derek Jeter Rookie Card examples graded BGS 9.5 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from BGS.

Details

Series 1993 SP Foil Derek Jeter Rookie Card
Sport	Baseball
Professional League	MLB
Player / Number	Derek Jeter / 2
Team	New York Yankees
Year / Season	1993
Memorabilia Type	Trading Card
Manufacturer	The Upper Deck Company, LLC
Rarity	1 of 273 (BGS 9.5)
Number in Set	#279
Authentication	Beckett Grading Services (BGS)
Grade	9.5
Grade (Centering)	10
Grade (Corners)	9
Grade (Edges)	9.5
Grade (Surface)	9.5
Certification No.	0008380348

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1993 SP Foil Derek Jeter Rookie Card going forward.

USE OF PROCEEDS – SERIES #03LEBRON6

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #03LEBRON6 Asset Cost (1)	$120,000	88.89%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.22%
	Brokerage Fee	$1,350	1.00%
	Offering Expenses (2)	$1,013	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.07%
	Marketing Materials	$200	0.15%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$12,038	8.92%
	Total Fees and Expenses	$14,700	10.89%
	Total Proceeds	$135,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	5/6/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$120,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2003 LEBRON JAMES SPX ROOKIE CARD

Investment Overview

•Upon completion of the Series #03LEBRON6 Offering, Series #03LEBRON6 will purchase a 2003 Upper Deck SPX #151 LeBron James Jersey Autographed Rookie Card graded BGS Pristine 10 for Series #03LEBRON6 (The “Series 2003 LeBron James SPX Rookie Card” or the “Underlying Asset” with respect to Series #03LEBRON6, as applicable), the specifications of which are set forth below.

•LeBron James is a professional basketball player who has won four NBA championships, four NBA Most Valuable Player Awards (MVP), four Finals MVP awards, two Olympic gold medals, and is widely considered to be one of the greatest players in NBA history. LeBron joined the Cleveland Cavaliers in 2003 as the first overall draft pick and was named the 2003-04 NBA Rookie of the Year.

•The Upper Deck Company, LLC., is a private company founded in 1988 that specializes in the production of trading cards.

•The Underlying Asset is a 2003 Upper Deck SPX #151 LeBron James Jersey Autographed Rookie Card graded BGS Pristine 10.

Asset Description

Overview & Authentication

•LeBron James was born on December 30, 1984 in Akron, Ohio.

•LeBron James was selected by his hometown team, the Cleveland Cavaliers, as the first overall pick of the 2003 NBA Draft.

•In his first regular season game, at 19 years old, James scored 25 points against Sacramento.

•During James’ rookie season, he averaged 20.9 points, 5.5 rebounds, and 5.9 assists per game. He started 79 games and averaged 39.5 minutes played on his way to winning the Rookie of the Year Award.

•Since LeBron James entered the NBA, he has become one of the all-time greatest players in league history, and one of its most well-known. When James left the Cavaliers to join the Miami Heat and form the ‘Big Three’, his nationally televised program “The Decision” drew ire and controversy from many fans as he announced his departure.

•As of May 2021, LeBron James sits third on the NBA all-time scoring list with over 35,000 points. Ahead of him are only Kareem Abdul-Jabbar and Karl Malone, and he has already surpassed the likes of Michael Jordan, Kobe Bryant, Wilt Chamberlain, and Shaquille O’Neal.

•As of May 2021, LeBron James sits eighth on the NBA all-time assists list with over 9,600, ahead of players like Gary Payton and Isiah Thomas.

•The 2003-04 Upper Deck SPX Basketball Hobby Box came with 18 packs per box and four cards per pack.

•The Underlying Asset has been issued a grade of PRISTINE 10 by Beckett Grading Services (BGS) with Certification No. 0008260245.

Notable Features

•The Underlying Asset is a 2003 Upper Deck SPX #151 LeBron James Jersey Autographed Rookie Card graded BGS Pristine 10.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering: 10, Corners: 9.5, Edges: 10, Surface: 10, Autograph: 10.

•The Underlying Asset is 1 of 15 2003 Upper Deck SPX #151 LeBron James Jersey Autographed Rookie Card examples graded BGS 10 with 0 graded higher.

•The Underlying Asset comes from a print-run of 750 2003 Upper Deck SPX #151 LeBron James Jersey Autographed Rookie Card examples.

•The Underlying Asset contains an “Event-Worn” jersey swatch worn by LeBron James as well as a signature from James.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from BGS.

Details

Series 2003 LeBron James SPX Rookie Card
Sport	Basketball
Professional League	NBA
Player	LeBron James
Team	Cleveland Cavaliers
Year / Season	2003
Memorabilia Type	Trading Card
Manufacturer	Upper Deck
Print-run	/750
Rarity	1 of 15 (BGS 10)
Number in Set	#151
Authentication	Beckett Grading Services (BGS)
Grade	10
Grade (Centering)	10
Grade (Corners)	9.5
Grade (Edges)	10
Grade (Surface)	10
Grade (Autograph)	10
Certification No.	0008260245

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2003 LeBron James SPX Rookie Card going forward.

USE OF PROCEEDS – SERIES #09HARDEN

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #09HARDEN Asset Cost (1)	$22,800	87.69%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.15%
	Brokerage Fee	$260	1.00%
	Offering Expenses (2)	$500	1.92%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$203	0.78%
	Marketing Materials	$200	0.77%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$1,737	6.68%
	Total Fees and Expenses	$2,900	11.15%
	Total Proceeds	$26,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	5/24/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$22,800
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$403

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2009 JAMES HARDEN ROOKIE CARD

Investment Overview

•Upon completion of the Series #09HARDEN Offering, Series #09HARDEN will purchase a 2009 Topps Chrome Refractor #99 James Harden Rookie Card graded PSA GEM MT 10 for Series #09HARDEN (The “Series 2009 James Harden Rookie Card” or the “Underlying Asset” with respect to Series #09HARDEN, as applicable), the specifications of which are set forth below.

•James Harden has played in the NBA for multiple teams, beginning with the Oklahoma City Thunder, Houston Rockets, and his current team, the Brooklyn Nets. Over this time Harden has been named to 9 All-Star Teams, 7 All-NBA Teams, and has won 3 scoring titles and 1 MVP.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 2009 Topps Chrome Refractor #99 James Harden Rookie Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•James Edward Harden Jr. was born in Los Angeles on August 26, 1989.

•Harden played for the Arizona State Sun Devils basketball team beginning in 2007 at the age of 18, where he would play for two seasons. During his time at Arizona State, Harden averaged 19 points, 5.4 rebounds, and 3.7 assists.

•In 2009, the Associated Press named Harden to their All-America First Team alongside future NBA players Blake Griffin and Steph Curry.

•In the 2009 NBA Draft, the Oklahoma City Thunder picked Harden with the third overall pick.

•In his rookie season for the Thunder, Harden did not start a single game, appearing in 76 games and averaging 9.9 points, 3.2 rebounds, and 1.8 assists. He was named to the All-Rookie 2nd Team.

•During the 2011-12 season for the Thunder, Harden continued to play off the bench and earned the NBA Sixth Man of the Year Award after averaging 16.8 points, 4.1 rebounds, and 3.7 assists.

•On October 27, 2012, the Thunder traded Harden to the Houston Rockets.

•In his first season for the Rockets during the 2012-13 season, Harden was named to the All-NBA 3rd Team after averaging 25.9 points, 4.9 rebounds, and 5.8 assists.

•During the 2017-2018 season Harden was award the NBA MVP Award after averaging 30.4 points, 5.4 rebounds, and 8.8 assists.

•For three straight seasons (2017-18, 2018-19, and 2019-20), Harden led the league in scoring, notching 30.4, 36.1, and 34.3 points respectively.

•On January 13, 2021, Harden was traded to the Brooklyn Nets as part of a four-team trade, where he currently plays.

•The 2009-10 Topps Basketball set included a Topps Chrome subset with Refractor parallels numbered to 500.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 43579035.

Notable Features

•The Underlying Asset is a 2009 Topps Chrome Refractor #99 James Harden Rookie Card graded PSA 10.

•The Underlying Asset is 1 of 24 2009 Topps Chrome Refractor James Harden Rookie Card examples graded PSA 10 with 0 graded higher.

•The Underlying Asset is 1 of 500 2009 Topps Chrome Refractor James Harden Rookie Cards printed.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 2009 James Harden Rookie Card
Sport	Basketball
Professional League	NBA
Player / Number	James Harden
Team	Oklahoma City Thunder
Year / Season	2009
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Parallel	Chrome Refractor
Print-run	/500
Rarity	1 of 24 (PSA 10)
Number in Set	#99
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	43579035

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2009 James Harden Rookie Card going forward.

USE OF PROCEEDS – SERIES #97KOBE

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #97KOBE Asset Cost (1)	$57,600	88.62%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.46%
	Brokerage Fee	$650	1.00%
	Offering Expenses (2)	$500	0.77%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$513	0.79%
	Marketing Materials	$200	0.31%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$5,237	8.06%
	Total Fees and Expenses	$7,100	10.92%
	Total Proceeds	$65,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	5/24/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$57,600
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$713

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1997 KOBE BRYANT CARD

Investment Overview

•Upon completion of the Series #97KOBE Offering, Series #97KOBE will purchase a 1997 Skybox Jambalaya #12 Kobe Bryant Card graded PSA GEM MT 10 for Series #97KOBE (The “Series 1997 Kobe Bryant Card” or the “Underlying Asset” with respect to Series #97KOBE, as applicable), the specifications of which are set forth below.

•Skybox International was a trading card company founded in 1989 which was known for their production of non-sports cards for properties like Disney, Marvel, and Star Trek. After being acquired by Fleer in 1995, both companies were eventually acquired by Upper Deck in 2005.

•Kobe Bryant was a professional basketball player who won five NBA championships, an NBA Most Valuable Player (MVP) award, two NBA Finals MVP awards, and two Olympic gold medals.

•The Underlying Asset is a 1997 Skybox Jambalaya #12 Kobe Bryant Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•Kobe Bryant was born on August 23, 1978 in Philadelphia, Pennsylvania.

•Kobe Bryant was drafted 13th overall in the first round of the 1996 NBA Draft by the Charlotte Hornets and was immediately traded to the Los Angeles Lakers.

•Bryant made his NBA Debut November 3, 1996. Over his 20-year career he was named to 18 All-Star Teams, 15 All-NBA Teams, and 12 All-Defensive Teams. He was a 2-time Scoring Champion, 1-time MVP, and the winner of 5 NBA Finals, as well as 2-time NBA Finals MVP. He is a member of the NBA Hall of Fame.

•During Bryant’s rookie season, at age 18, he played in 71 games, starting six. He averaged 7.6 points, 1.3 assists, and 1.9 rebounds.

•During the 1997-98 season, Bryant averaged 15.4 points, 3.1 rebounds, and 2.5 assists.

•Bryant was one of the most iconic faces of the NBA for the length of his career, playing in Los Angeles for the Lakers, one of the NBA’s most storied franchises.

•After Bryant retired in 2016, he launched a successful writing career, penning his autobiography and opening a multimedia content company to publish a children’s fantasy book series. In addition, he won an Oscar for “Dear Basketball.”

•Bryant’s life ended tragically during a 2020 helicopter crash which also took the lives of his daughter Gianna and seven other passengers en route to the Mamba Sports Academy in Thousand Oaks, California.

•The New York Times’ Marc Stein wrote that Bryant left behind a ‘Brilliant and Complicated Legacy’.

•The 1997-98 Skybox E-X2001 Basketball set included a 15-card insert set called “Jambalaya.” The oval shaped cards were found in approximately 1 in 720 packs.

•PSA has graded a total of 256 cards from the 1997 Skybox E-X2001 Jambalaya insert, including 42 Kobe Bryant #12 examples.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 48808152.

Notable Features

•The Underlying Asset is a 1997 Skybox Jambalaya #12 Kobe Bryant Card graded PSA 10.

•The Underlying Asset is 1 of 15 1997 Skybox Jambalaya Kobe Bryant Card examples graded PSA 10 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1997 Kobe Bryant Card
Sport	Basketball
Professional League	NBA
Player / Number	Kobe Bryant
Team	Los Angeles Lakers
Year / Season	1997
Memorabilia Type	Trading Card
Manufacturer	Skybox International
Insert	Jambalaya
Rarity	1 of 15 (PSA 10)
Number in Set	#12
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	48808152

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1997 Kobe Bryant Card going forward.

USE OF PROCEEDS – SERIES #86JORDAN2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #86JORDAN2 Asset Cost (1)	$73,200	91.50%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.38%
	Brokerage Fee	$800	1.00%
	Offering Expenses (2)	$600	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$652	0.81%
	Marketing Materials	$200	0.25%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$4,249	5.31%
	Total Fees and Expenses	$6,500	8.13%
	Total Proceeds	$80,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	5/24/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$73,200
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$852

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1986 MICHAEL JORDAN STICKER ROOKIE CARD

Investment Overview

•Upon completion of the Series #86JORDAN2 Offering, Series #86JORDAN2 will purchase a 1986 Fleer #8 Michael Jordan Sticker Rookie Card graded PSA GEM MT 10 for Series #86JORDAN2 (The “Series 1986 Michael Jordan Sticker Rookie Card” or the “Underlying Asset” with respect to Series #86JORDAN2, as applicable), the specifications of which are set forth below.

•The 1986-87 Fleer Basketball set is considered a crucially important set within basketball card history, as it followed a gap of time during which basketball cards were not widely distributed. The set consisted of the Michael Jordan Rookie Card and several other Hall of Fame players like Charles Barkley, Karl Malone, Hakeem Olajuwon, and Patrick Ewing.

•Michael Jordan debuted with the Bulls in the 1984-1985 season and played with the team until the end of the 1993-1994 NBA season during which time he led the Bulls to three NBA Championships. Jordan then retired from basketball to play Minor League Baseball. He then came out of retirement and returned to the Bulls from 1995 – 1998, leading the team to another three additional NBA Championships, before retiring for the second time. He came out of retirement again and played for the Washington Wizards from 2001 to 2003, until the end of his NBA career.

•The Underlying Asset is a 1986 Fleer #8 Michael Jordan Sticker Rookie Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•Michael Jordan was born on February 17, 1963 in Brooklyn, New York.

•Jordan hit the game-winning jumper to lead UNC to an NCAA Championship on March 29, 1982 against Georgetown.

•Jordan led Team USA to an Olympic gold medal in Los Angeles at the 1984 Olympics on August 10.

•Jordan was drafted third overall in the first round of the 1984 NBA Draft by the Chicago Bulls and made his NBA Debut on October 26, 1984.

•In 1984 Michael Jordan partnered with Nike to launch the Jordan Brand. Jordan wore the first iteration of Nike shoes made under his eponymous brand during his rookie season, the ‘Air Jordan I.’

•Over the course of his fifteen-year career, Jordan was named to 14 All Star Teams, 11 All-NBA Teams, and 9 All-Defensive Teams.

•Jordan was a 10-time Scoring Champion, 5-time MVP, and the winner of 6 NBA Finals, for all of which he was awarded the NBA Finals MVP. He is a member of the NBA Hall of Fame.

•In the fiscal year ending in May 2020, the Jordan Brand generated $3,100,000,000 in sales.

•Jordan is the highest paid athlete of all time as of 2017, with $1,500,000,000 in lifetime earnings, most of which he earned through endorsements deals.

•In 2020, “The Last Dance,” a miniseries co-produced by ESPN Films and Netflix, was released. The documentary series revolved around the career of Michael Jordan, with an emphasis on his legendary competitiveness and one-of-a-kind firebrand leadership style.

•The 1986-87 Fleer Basketball set contains 132 cards and 11 stickers (one per pack), with each card measuring 2 ½’’ wide and 3 ½’’ tall.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 17215963.

Notable Features

•The Underlying Asset is a 1986 Fleer #8 Michael Jordan Sticker Rookie Card graded PSA GEM MT 10.

•The Underlying Asset is 1 of 120 1986 Fleer Michael Jordan Sticker Rookie Card examples graded PSA 10 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1986 Michael Jordan Sticker Rookie Card
Sport	Basketball
Professional League	NBA
Player / Number	Michael Jordan
Team	Chicago Bulls
Year / Season	1986
Memorabilia Type	Trading Card
Manufacturer	Fleer
Rarity	1 of 120 (PSA 10)
Number in Set	#8
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	17215963

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1986 Michael Jordan Sticker Rookie Card going forward.

USE OF PROCEEDS – SERIES #84ELWAY

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #84ELWAY Asset Cost (1)	$7,100	83.53%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	3.53%
	Brokerage Fee	$85	1.00%
	Offering Expenses (2)	$500	5.88%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	1.18%
	Marketing Materials	$200	2.35%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$215	2.53%
	Total Fees and Expenses	$1,100	12.94%
	Total Proceeds	$8,500	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	5/24/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$7,100
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1984 JOHN ELWAY ROOKIE CARD

Investment Overview

•Upon completion of the Series #84ELWAY Offering, Series #84ELWAY will purchase a 1984 Topps Football #63 John Elway Rookie Card graded PSA GEM MT 10 for Series #84ELWAY (The “Series 1984 John Elway Rookie Card” or the “Underlying Asset” with respect to Series #84ELWAY, as applicable), the specifications of which are set forth below.

•John Elway is a Hall of Fame quarterback who played in the NFL from 1983-1998 for the Denver Broncos, winning one MVP and two Super Bowls.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1984 Topps Football #63 John Elway Rookie Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•John Albert Elway was born on June 28, 1960, in Port Angeles, Washington.

•Elway played four seasons at Stanford from 1979-1982, during which time he was twice named the Pac-10 Player of the Year and won the 1982 Sammy Baugh Trophy (given to the nation’s top collegiate quarterback). He also came in second place for the Heisman Trophy in 1982.

•The Baltimore Colts drafted Elway with the first overall pick in the 1983 NFL Draft, trading him to the Denver Broncos days later.

•In 1983, Elway started 10 games for the Broncos and finished the season with 7 touchdowns, 14 interceptions, and completed 47.5% of his passes.

•In 1984, Elway started 14 games for the Broncos and finished the season with 18 touchdowns, 15 interceptions, and completed 56.3% of his passes.

•In 1987, Elway was awarded the NFL AP MVP for a season in which he recorded 19 touchdowns, 12 interceptions, and threw for 3,198 yards while completing 54.6% of his passes.

•Elway played in five Super Bowls, losing three of them (1986, 1987, and 1989) and winning two (1997 and 1998). Elway retired after the 1998 Super Bowl win.

•Elway was inducted into the Pro Football Hall of Fame in August 2004.

•As of May 2021, Elway is 10th on the all-time list for NFL passing yards in a career with 51,475.

•As of May 2021, Elway is 11th on the all-time list for NFL passes completed in a career with 4,123.

•As of May 2021, Elway is 12th on the all-time list for NFL touchdown passes in a career with 300.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 63356361.

Notable Features

•The Underlying Asset is a 1984 Topps Football #63 John Elway Rookie Card graded PSA GEM MT 10.

•The Underlying Asset is 1 of 177 1984 Topps Football #63 John Elway Rookie Card examples graded PSA 10 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1984 John Elway Rookie Card
Sport	Football
Professional League	NFL
Player / Number	John Elway
Team	Denver Broncos
Year / Season	1984
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Rarity	1 of 177 (PSA 10)
Number in Set	#63
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	63356361

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1984 John Elway Rookie Card going forward.

USE OF PROCEEDS – SERIES #GRIFFEY2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #GRIFFEY2 Asset Cost (1)	$13,701	88.39%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.94%
	Brokerage Fee	$155	1.00%
	Offering Expenses (2)	$500	3.23%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.65%
	Marketing Materials	$200	1.29%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$544	3.51%
	Total Fees and Expenses	$1,499	9.67%
	Total Proceeds	$15,500	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	5/21/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$13,701
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1989 BOWMAN KEN GRIFFEY JR. ROOKIE CARD

Investment Overview

•Upon completion of the Series #GRIFFEY2 Offering, Series #GRIFFEY2 will purchase a 1989 Bowman Tiffany #220 Ken Griffey Jr. Rookie Card graded PSA GEM MT 10 for Series #GRIFFEY2 (The “Series 1989 Bowman Ken Griffey Jr. Rookie Card” or the “Underlying Asset” with respect to Series #GRIFFEY2, as applicable), the specifications of which are set forth below.

•Ken Griffey Jr. is a Hall of Fame baseball player who played 22 seasons in the MLB, winning one MVP, 10 Gold Gloves, and being named to 13 All-Star Games.

•Bowman began issuing cards in 1948 and was acquired by Topps in 1956.

•The Underlying Asset is a 1989 Bowman Tiffany #220 Ken Griffey Jr. Rookie Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•Ken Griffey Jr. was born November 21, 1969 in Donora, Pennsylvania.

•Griffey Jr.’s father, Ken Griffey, was a professional baseball player who played 19 seasons in the MLB and was a three-time All-Star.

•Coming out of high school, Griffey Jr. was seen as one of the most talented players in the nation. A scouting report from 1987 said: “Everything seems to come easy for him. Doesn’t exert himself but is a very likeable kid.”

•A Mariners scouting report from 1987 read: “Has all the tools to be a superstar.”

•On June 2, 1987 the Seattle Mariners selected Ken Griffey Jr. with the first overall pick in the MLB Draft.

•Playing in the Northwest League “against college kids four and five years older than he was,” Griffey Jr. hit .313 with 14 homeruns in 54 games.

•After surprising scouts with an excellent spring training in 1989, Griffey Jr. is given the center-field job at age 19, debuting on April 3 and hitting a double in his first MLB at-bat.

•On September 14, 1990 Griffey Jr. hit back-to-back homeruns with his father.

•On July 11, 1994 Griffey Jr. wins his first of three Home Run Derby titles.

•On September 25, 1998 Griffey Jr. becomes the youngest ever to hit 350 homeruns in a career.

•On June 2, 2010 Griffey Jr. retires, exactly 23 years after he was drafted.

•Griffey Jr. was known as “The Kid.”

•Griffey Jr. was known for having “the sweetest swing in the history of baseball.”

•Griffey Jr. was known for being a “five-tool” player — meaning he could hit, hit for power, run, field, and throw.

•The 1989 Bowman Tiffany Baseball set consisted of 484 cards. The set’s card fronts are “identical” to the those in the regular Bowman set released that same year, though with “gloss-covered fronts” and a “white cardstock reverse.” The Bowman Tiffany set was only available as a “factory set” with an estimated 6,000 sets printed.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 41829058.

Notable Features

•The Underlying Asset is a 1989 Bowman Tiffany #220 Ken Griffey Jr. Rookie Card graded PSA GEM MT 10.

•The Underlying Asset is 1 of 156 1989 Bowman Tiffany #220 Ken Griffey Jr. Rookie Card examples graded PSA 10 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1989 Bowman Ken Griffey Jr. Rookie Card
Sport	Baseball
Professional League	MLB
Player / Number	Ken Griffey Jr.
Team	Seattle Mariners
Year / Season	1989
Memorabilia Type	Trading Card
Manufacturer	Bowman
Set	Tiffany
Rarity	1 of 156 (PSA 10)
Number in Set	#220
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	41829058

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1989 Bowman Ken Griffey Jr. Rookie Card going forward.

USE OF PROCEEDS – SERIES #THEROCK

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Carrying Value of the #THEROCK Asset (1)	$14,938	124.49%
	Interests issued to Asset Seller as part of total consideration (2)	$0	0.00%
	Cash on Series Balance Sheet	$300	2.50%
	Brokerage Fee	$120	1.00%
	Offering Expenses (3)	$500	4.17%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.83%
	Marketing Materials	$200	1.67%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	-$4,158	-34.65%
	Total Fees and Expenses	-$3,238	-26.99%
	Total Proceeds	$12,000	100.00%

(1)The Company decided to write-down the value of the asset due to changing market conditions from the purchase price of $17,878 to $14,938.

(2)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(3)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(4)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	5/25/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$17,878
Installment 2 Amount	$0
Purchase Price	$17,878
Carrying Value	$14,938
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1997 PANINI ROCKY MAIVA STICKER CARD

Investment Overview

•Upon completion of the Series #THEROCK Offering, Series #THEROCK will purchase a 1997 Panini WWF Superstars Stickers #113 Rocky Maivia Card graded PSA GEM MT 10 for Series #THEROCK (The “Series 1997 Panini Rocky Maiva Sticker Card” or the “Underlying Asset” with respect to Series #THEROCK, as applicable), the specifications of which are set forth below.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•Dwayne “The Rock” Johnson was a professional wrestler who competed in the WWF and WWE under the name “Rocky Maivia” beginning in 1996. Johnson is now known as an actor from films such as “Moana,” multiple installments of the “Fast and the Furious” franchise, and the television show “Ballers.”

•The Underlying Asset is a 1997 Panini WWF Superstars Stickers #113 Rocky Maivia Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•Dwayne Johnson (later known as Rocky Maivia and Dwayne “The Rock” Johnson) was born on May 2, 1972, in Hayward, California.

•Johnson’s grandfather and father were both professional wrestlers.

•Johnson played football at the University of Miami beginning in 1991 and pursued a career in the Canadian Football League before pursuing professional wrestling.

•After starting off his wrestling career as the “face” (good guy), Rocky Maivia became a “heel” (bad guy) and became known as “The Rock.”

•“The Rock” became one of the biggest stars in the WWF, winning his first world championship title in 1998.

•Johnson’s charisma allowed him to transition into film and television, beginning with “The Mummy Returns” in 2001. He began pursuing acting full time in 2004, while making sporadic appearances back in the wrestling ring for the next decade.

•Johnson had 17 championship reigns in the WWE and 10 as a world heavyweight champion.

•Johnson’s many movies have grossed over $4 billion at the international box office.

•In 2020, Forbes called Johnson “the world’s highest-paid actor,” having made over $87 million for various film and television projects. Forbes wrote: “The former wrestling star can command more than $20 million per movie, thanks to a string of box office hits.”

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 60563883.

Notable Features

•The Underlying Asset is a 1997 Panini WWF Superstars Stickers #113 Rocky Maivia Card graded PSA GEM MT 10.

•The Underlying Asset is 1 of 7 1997 Panini WWF Superstars Stickers #113 Rocky Maivia Card examples graded PSA 10 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1997 Panini Rocky Maiva Sticker Card
Sport	Wrestling
Professional League	WWF
Player / Number	Rock Maivia
Year / Season	1997
Memorabilia Type	Trading Card
Manufacturer	Panini
Rarity	1 of 7 (PSA 10)
Number in Set	#113
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	60563883

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1997 Panini Rocky Maiva Sticker Card going forward.

USE OF PROCEEDS – SERIES #MEGACRACK

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #MEGACRACK Asset Cost (1)	$74,000	92.50%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.38%
	Brokerage Fee	$800	1.00%
	Offering Expenses (2)	$600	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.13%
	Marketing Materials	$200	0.25%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$4,000	5.00%
	Total Fees and Expenses	$5,700	7.13%
	Total Proceeds	$80,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	5/26/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$74,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2004 PANINI MEGACRACKS SEALED BOX

Investment Overview

•Upon completion of the Series #MEGACRACK Offering, Series #MEGACRACK will purchase a 2004 Panini Megacracks Third Edition Sealed Box Reviewed and Factory Sealed by BBCE for Series #MEGACRACK (The “Series 2004 Panini Megacracks Sealed Box ” or the “Underlying Asset” with respect to Series #MEGACRACK, as applicable), the specifications of which are set forth below.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•Lionel Messi is an Argentinian professional soccer player who has been twice named The Best FIFA Men’s Player, won two UEFA Men’s Player of the Year Awards, and been named La Liga Best Player eight times.

•The Underlying Asset is a 2004 Panini Megacracks Third Edition Sealed Box Reviewed and Factory Sealed by BBCE.

Asset Description

Overview & Authentication

•Lionel Andrés Messi Cuccittini was born on June 24, 1987 in Rosario, Argentina.

•At 17 years old, Messi played his first game for F.C. Barcelona on October 16, 2004, and continues to play for the club as of May, 2021.

•In his rookie season, Messi played in 7 games for F.C. Barcelona, recording 70 minutes of play and 1 goal.

•As of May 2021, Messi had scored 672 goals for F.C. Barcelona.

•As of May 2021, Messi had recorded 288 assists for F.C. Barcelona.

•As of May 2021, Messi had appeared in 778 matches for F.C. Barcelona.

•Messi has been a member of teams that have won 10 La Liga titles, 4 Champions League titles, 6 Copa del Rey titles, and 1 Olympic Gold Medal (Argentina).

•Messi has the most hat tricks (games in which one player scores at least 3 goals) in La Liga history with 36.

•Megacracks is an annual series issued by Panini that contains trading cards of players in La Liga.

•The 2004-05 Panini Megacracks set consists of 576 cards.

•The 2004-05 Panini Megacracks set contains the 2004-05 Panini Megacracks La Liga #71 Lionel Messi Rookie Card.

•PSA has graded 332 examples of the 2004-05 Panini Megacracks La Liga #71 Lionel Messi Rookie Card and has given a PSA 10 condition grade to 20 examples.

•The Underlying Asset has been authenticated by Baseball Card Exchange, Inc. (BBCE) has been given the Certification No. X052.

Notable Features

•The Underlying Asset is a 2004 Panini Megacracks Third Edition Sealed Box Reviewed and Factory Sealed by BBCE.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from BBCE.

Details

Series 2004 Panini Megacracks Sealed Box
Sport	Soccer
Professional League	La Liga
Year / Season	2004
Memorabilia Type	Trading Card Sealed Box
Manufacturer	Panini S.p.A
Authentication	Baseball Card Exchange, Inc. (BBCE)
Certification No.	X052

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2004 Panini Megacracks Sealed Box going forward.

USE OF PROCEEDS – SERIES #MBAPPE

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #MBAPPE Asset Cost (1)	$21,655	90.23%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.25%
	Brokerage Fee	$240	1.00%
	Offering Expenses (2)	$500	2.08%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.42%
	Marketing Materials	$200	0.83%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$1,005	4.19%
	Total Fees and Expenses	$2,045	8.52%
	Total Proceeds	$24,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	5/27/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$21,655
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2016 KYLIAN MBAPPE ROOKIE CARD

Investment Overview

•Upon completion of the Series #MBAPPE Offering, Series #MBAPPE will purchase a 2016 Panini Soccer Corentin Jean Kylian Mbappe Rookie Card graded PSA GEM MT 10 for Series #MBAPPE (The “Series 2016 Kylian Mbappe Rookie Card” or the “Underlying Asset” with respect to Series #MBAPPE, as applicable), the specifications of which are set forth below.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•Kylian Mbappe is a French soccer player who currently plays for Paris Saint-Germain. In his six seasons in Ligue 1, he has won four Ligue 1 Championships. He has been named the Ligue 1 Male Player of the Year once and the French Player of the Year twice.

•The Underlying Asset is a 2016 Panini Soccer Corentin Jean Kylian Mbappe Rookie Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•Kylian Mbappe was born on December 20, 1998, in Paris, France.

•Mbappe debuted for AS Monaco on December 2, 2015, at the age of 16.

•In 11 appearances during his first season for Monaco, Mbappe scored one goal and recorded one assist in Ligue 1.

•On August 31, 2017, Paris Saint-Germain signed Mbappe to a deal including a one-year loan agreement with Monaco. At the time the transfer fee of €180 million was the second largest ever in club soccer after Neymar’s €222 million transfer.

•From the 2017-18 season to 2019-20, Mbappe won three-straight Ligue 1 Championships with Paris Saint-Germain.

•During the 2018-19 season with Paris SG, Mbappe scored 33 goals and recorded 9 assists in 29 appearances in Ligue 1 matches. He was awarded the 2018 French Player of the Year and Ligue 1 Player of the Year.

•On July 15, 2018, France won the FIFA World Cup. During France’s journey to the championship, 19-year-old Mbappe gained global recognition as he became the first teenager since Pele to score a goal in a World Cup final. ESPN wrote “The Paris Saint-Germain forward is the heir apparent to Messi and Ronaldo, and the 2018 World Cup final felt like a changing of the guard. The new kid on the block is ready to take over.”

•From the 2018-19 season to the 2020-21 season, Mbappe was Ligue 1’s top scorer for three consecutive seasons, with 33, 18, and 27 respectively.

•Mbappe has had particularly meaningful success in the Champion’s League, especially since joining Paris Saint-Germain. In 36 appearances in Champions League games on behalf of Paris Saint-Germain, Mbappe has scored 21 goals and recorded 16 assists.

•The 2016 Panini Soccer Corentin Jean Kylian Mbappe Rookie Card is considered to be Mbappe’s Rookie Card, despite the fact that Mbappe shares the card with former teammate Corentin Jean.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 42155994.

Notable Features

•The Underlying Asset is a 2016 Panini Soccer Corentin Jean Kylian Mbappe Rookie Card graded PSA GEM MT 10.

•The Underlying Asset is 1 of 146 2016 Panini Soccer Corentin Jean Kylian Mbappe Rookie Card examples graded PSA 10 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 2016 Kylian Mbappe Rookie Card
Sport	Soccer
Professional League	Ligue 1
Player	Kylian Mbappe
Player	Corentin Jean
Team	AS Monaco
Year / Season	2016
Memorabilia Type	Trading Card
Manufacturer	Panini S.p.A
Rarity	1 of 146 (PSA 10)
Number in Set	#504
Number in Set	#505
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	42155994

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2016 Kylian Mbappe Rookie Card going forward.

USE OF PROCEEDS – SERIES #01TIGER2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #01TIGER2 Asset Cost (1)	$15,300	90.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.76%
	Brokerage Fee	$170	1.00%
	Offering Expenses (2)	$500	2.94%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.59%
	Marketing Materials	$200	1.18%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$430	2.53%
	Total Fees and Expenses	$1,400	8.24%
	Total Proceeds	$17,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	5/28/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$15,300
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2001 TIGER WOODS ROOKIE CARD

Investment Overview

•Upon completion of the Series #01TIGER2 Offering, Series #01TIGER2 will purchase a 2001 Upper Deck Golf Black Label #1 Tiger Woods graded BGS Pristine 10 for Series #01TIGER2 (The “Series 2001 Tiger Woods Rookie Card” or the “Underlying Asset” with respect to Series #01TIGER2, as applicable), the specifications of which are set forth below.

•The Upper Deck Company, LLC., is a private company founded in 1988 that specializes in the production of trading cards.

•Tiger Woods is a professional golfer with 82 career PGA Tour Victories, 15 major victories, and is widely considered one of the greatest and most dominant golfers of all time.

•The Underlying Asset is a 2001 Upper Deck Golf Black Label #1 Tiger Woods graded BGS Pristine 10.

Asset Description

Overview & Authentication

•Eldrick “Tiger” Woods was born in Cypress, California in 1975.

•Woods became the youngest PGA golfer in 35 years at the age of 16, competing in the Nissan Los Angeles Open in 1992 and missing the 36-hole cut.

•In 1994, Woods became the youngest-ever winner of the U.S. Amateur Championship.

•In 1997, at the age of 21, Woods won the Masters Tournament — his first career Major win.

•In 2019, Woods won the Masters Tournament after an 11-year win-less drought.

•Woods is tied with Sam Snead for the most all-time PGA Tour victories with 82.

•From 1998-2005, Woods made the cut in 142 consecutive PSA Tour events, breaking the previous record of 113.

•In 2008, Businessweek named Woods No. 1 in their list of the most influential people in sports.

•In 2009, Woods was named AP Athlete of the Decade.

•The Underlying Asset has been issued a grade of PRISTINE 10 by Beckett Grading Services (BGS) with Certification No. 0006625822.

Notable Features

•The Underlying Asset is a 2001 Upper Deck Golf Black Label #1 Tiger Woods graded BGS Pristine 10.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering:10, Corners:10, Edges:10, Surface:10.

•The Underlying Asset is 1 of 89 2001 Upper Deck #1 Tiger Woods Rookie Card examples graded BGS 10 (Black Label) with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from BGS.

Details

Series 2001 Tiger Woods Rookie Card
Sport	Golf
Professional League	PGA
Player	Tiger Woods
Year / Season	2001
Memorabilia Type	Trading Card
Manufacturer	Upper Deck
Rarity	1 of 89 (BGS 10 Black Label)
Number in Set	#1
Authentication	Beckett Grading Services (BGS)
Grade	10
Grade (Centering)	10
Grade (Corners)	10
Grade (Edges)	10
Grade (Surface)	10
Certification No.	0006625822

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2001 Tiger Woods Rookie Card going forward.

USE OF PROCEEDS – SERIES #86BONDS

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #86BONDS Asset Cost (1)	$6,500	81.25%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	3.75%
	Brokerage Fee	$80	1.00%
	Offering Expenses (2)	$500	6.25%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	1.25%
	Marketing Materials	$200	2.50%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$320	4.00%
	Total Fees and Expenses	$1,200	15.00%
	Total Proceeds	$8,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	6/1/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$6,500
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1986 TOPPS BARRY BONDS ROOKIE CARD

Investment Overview

•Upon completion of the Series #86BONDS Offering, Series #86BONDS will purchase a 1986 Topps Traded TIffany #11T Barry Bonds Rookie Card graded PSA GEM MT 10 for Series #86BONDS (The “Series 1986 Topps Barry Bonds Rookie Card” or the “Underlying Asset” with respect to Series #86BONDS, as applicable), the specifications of which are set forth below.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•Barry Bonds was a professional baseball player who played in the MLB from 1986-2007. Over that time Bonds won 7 MVP awards, 12 Silver Slugger awards, 8 Gold Glove awards, and two Batting Titles.

•The Underlying Asset is a 1986 Topps Traded TIffany #11T Barry Bonds Rookie Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•Barry Bonds was born on July 24, 1964, in Riverside, California.

•Bonds was drafted out of high school by the San Francisco Giants in the 2nd round of the 1982 MLB June Amateur Draft. After negotiations between Bobby Bonds (Barry’s father, a former MLB player) and the Giants soured, the Giants rescinded their offer and Bonds went to Arizona State.

•After his junior year of college, Bonds declared for the MLB Draft again. The Pirates picked Bonds sixth overall in the 1st round of the 1985 MLB June Amateur Draft.

•Bonds made his MLB debut on May 30, 1986.

•During Bonds’ career, he set multiple significant records. Bleacher Report commented: “What is notable is not the fact that he set them, but that he broke the old marks by such a wide margin.” These records include the most MVPs in MLB history (7), most homeruns in MLB history (762), most homeruns in a season (73 in 2001), intentional walks in a season (120 in 2004), and many more.

•Bonds played his final MLB game on September 26, 2007.

•Bonds has been accused of using performance enhancing drugs (PEDs) and Bonds admits to unwittingly using steroids. Despite his record-breaking statistics, he has yet to be voted into the Hall of Fame.

•The 1986 Topps Traded Tiffany set consists of 132 cards. The set was an update issue, which Topps provided dealers who had purchased a set of the standard Tiffany cards. There was a total print-run of 5,000.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 90661333.

Notable Features

•The Underlying Asset is a 1986 Topps Traded TIffany #11T Barry Bonds Rookie Card graded PSA GEM MT 10.

•The Underlying Asset is 1 of 442 1986 Topps Traded TIffany #11T Barry Bonds Rookie Card examples graded PSA 10 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1986 Topps Barry Bonds Rookie Card
Sport	Baseball
Professional League	MLB
Player	Barry Bonds
Team	Pittsburgh Pirates
Year / Season	1986
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Rarity	1 of 442 (PSA 10)
Number in Set	#11T
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	90661333

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1986 Topps Barry Bonds Rookie Card going forward.

USE OF PROCEEDS – SERIES #04MESSI2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Carrying Value of the #04MESSI2 Asset (1)	$31,980	91.37%
	Interests issued to Asset Seller as part of total consideration (2)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.86%
	Brokerage Fee	$350	1.00%
	Offering Expenses (3)	$500	1.43%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.29%
	Marketing Materials	$200	0.57%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$1,570	4.49%
	Total Fees and Expenses	$2,720	7.77%
	Total Proceeds	$35,000	100.00%

(1)The Company decided to write-down the value of the asset due to changing market conditions from the purchase price of $45,000 to $31,980.

(2)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(3)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(4)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Purchase Price listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	5/28/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$45,000
Installment 2 Amount	$0
Purchase Price	$45,000
Carrying Value	$31,980
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2004 LIONEL MESSI ROOKIE CARD

Investment Overview

•Upon completion of the Series #04MESSI2 Offering, Series #04MESSI2 will purchase a 2004 Panini Sports Mega Cracks Campeon #35 Lionel Messi Rookie Card graded PSA GEM MT 10 for Series #04MESSI2 (The “Series 2004 Lionel Messi Rookie Card” or the “Underlying Asset” with respect to Series #04MESSI2, as applicable), the specifications of which are set forth below.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•Lionel Messi is an Argentinian professional soccer player who has been twice named The Best FIFA Men’s Player, won two UEFA Men’s Player of the Year Awards, and been named La Liga Best Player eight times.

•The Underlying Asset is a 2004 Panini Sports Mega Cracks Campeon #35 Lionel Messi Rookie Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•Lionel Andrés Messi Cuccittini was born on June 24, 1987 in Rosario, Argentina.

•At 17 years old, Messi played his first game for F.C. Barcelona on October 16, 2004 and continues to play for the club as of May, 2021.

•In his rookie season, Messi played in 7 games for F.C. Barcelona, recording 70 minutes of play and 1 goal.

•As of May 2021, Messi had scored 672 goals for F.C. Barcelona.

•As of May 2021, Messi had recorded 288 assists for F.C. Barcelona.

•As of May 2021, Messi had appeared in 778 matches for F.C. Barcelona.

•Messi has been a member of teams that have won 10 La Liga titles, 4 Champions League titles, 6 Copa del Rey titles, and 1 Olympic Gold Medal (Argentina).

•Messi has the most hat tricks (games in which one player scores at least 3 goals) in La Liga history with 36.

•The 2004 Panini Sports Mega Cracks Barca set consisted of 142 cards, which is smaller than the standard 2004 Mega Cracks set. Two versions of the set were printed (Catalan and Spanish), with the Spanish cards using “Campeon” and the Catalan using “Campio.”

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 44013513.

Notable Features

•The Underlying Asset is a 2004 Panini Sports Mega Cracks Campeon #35 Lionel Messi Rookie Card graded PSA GEM MT 10.

•The Underlying Asset is 1 of 46 2004 Panini Sports Mega Cracks Campeon #35 Lionel Messi Rookie Card examples graded PSA 10 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 2004 Lionel Messi Rookie Card
Sport	Soccer
Professional League	La Liga
Player	Lionel Messi
Team	F.C Barcelona
Year / Season	2004
Memorabilia Type	Trading Card
Manufacturer	Panini S.p.A.
Rarity	1 of 46 (PSA 10)
Number in Set	#35
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	44013513

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2004 Lionel Messi Rookie Card going forward.

USE OF PROCEEDS – SERIES #57UNITAS

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #57UNITAS Asset Cost (1)	$42,500	89.47%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.63%
	Brokerage Fee	$475	1.00%
	Offering Expenses (2)	$500	1.05%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.21%
	Marketing Materials	$200	0.42%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$3,425	7.21%
	Total Fees and Expenses	$4,700	9.89%
	Total Proceeds	$47,500	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	6/3/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$42,500
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1957 TOPPS JOHNNY UNITAS ROOKIE CARD

Investment Overview

•Upon completion of the Series #57UNITAS Offering, Series #57UNITAS will purchase a 1957 Topps #138 Johnny Unitas Rookie Card graded PSA NM MT+ 8.5 for Series #57UNITAS (The “Series 1957 Topps Johnny Unitas Rookie Card” or the “Underlying Asset” with respect to Series #57UNITAS, as applicable), the specifications of which are set forth below.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•Johnny Unitas was a Hall of Fame professional football player who played 18 seasons in the NFL. During his career Unitas was a 3-time MVP, 3-time NFL Champion (before the Super Bowl), 1-time Super Bowl winner, and 10-time Pro Bowler.

•The Underlying Asset is a 1957 Topps #138 Johnny Unitas Rookie Card graded PSA NM MT+ 8.5.

Asset Description

Overview & Authentication

•John “Johnny” Constantine Unitas was born on May 7, 1933, in Pittsburgh, Pennsylvania.

•Unitas was drafted in the 9nth round (102nd overall) by the Pittsburg Steelers in the 1955 NFL Draft.

•Unitas was cut by the Steelers before throwing a single pass in a game. He then played semi-professional football for $6 per game before he signed with the Baltimore Colts.

•In his second season in 1957, Unitas started 12 games for the Colts and led the league in passing yard (2,550), passing touchdowns, (24), and yards per attempt (8.5). He was awarded the 1957 NFL Newspaper Ent. Assoc. MVP.

•In 1958, Unitas won his first NFL Championship, throwing for 349 yards.

•In 1959, Unitas was awarded the NFL MVP from both the AP and UPI, and was also named Player of the Year. During the 1959 season, Unitas led the league in completions (193), passing yards (2,899), passing touchdowns (32), and yards per game (241.6). Unitas won his second consecutive NFL Championship, throwing for 264 yards and 2 touchdowns.

•In 1970, Unitas won his first and only Super Bowl, throwing for 478 yards and 4 touchdowns.

•Unitas retired in 1973. At the time of his retirement he held the all-time NFL record for most passes attempted (5,186), most passes completed (2,830), most yards gained (40,239), most games with 300 or more yards (26), and most touchdown passes (290).

•Unitas was inducted into the Pro Football Hall of Fame on January 20, 1979.

•Unitas passed away on September 11, 2002.

•The Topps 1957 Football set contains 154 cards. PSA wrote “The set's formidable rookie triumvirate, Bart Starr, Johnny Unitas and Paul Hornung, is among the most powerful group of debut collectibles in any sport, and other first-year Hall of Famer appearances include cards of Ray Berry, "Night Train" Lane and Tommy McDonald.”

•The Underlying Asset has been issued a grade of NM MT+ 8.5 by Professional Sports Authenticators (PSA) with Certification No. 24054063.

Notable Features

•The Underlying Asset is a 1957 Topps #138 Johnny Unitas Rookie Card graded PSA NM MT+ 8.5.

•The Underlying Asset is 1 of 6 1957 Topps #138 Johnny Unitas Rookie Card examples graded PSA 8.5 with 13 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1957 Topps Johnny Unitas Rookie Card
Sport	Football
Professional League	NFL
Player	Johnny Unitas
Team	Baltimore Colts
Year / Season	1957
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Rarity	1 of 6 (PSA 8.5)
Number in Set	#138
Authentication	Professional Sports Authenticators (PSA)
Grade	8.5
Certification No.	24054063

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1957 Topps Johnny Unitas Rookie Card going forward.

USE OF PROCEEDS – SERIES #86EWING

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #86EWING Asset Cost (1)	$4,000	72.73%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	5.45%
	Brokerage Fee	$55	1.00%
	Offering Expenses (2)	$500	9.09%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	1.82%
	Marketing Materials	$200	3.64%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$345	6.27%
	Total Fees and Expenses	$1,200	21.82%
	Total Proceeds	$5,500	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	6/3/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$4,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1986 FLEER STICKER PATRICK EWING ROOKIE CARD

Investment Overview

•Upon completion of the Series #86EWING Offering, Series #86EWING will purchase a 1986 Fleer Sticker #6 Patrick Ewing Rookie Card graded PSA GEM MT 10 for Series #86EWING (The “Series 1986 Fleer Sticker Patrick Ewing Rookie Card” or the “Underlying Asset” with respect to Series #86EWING, as applicable), the specifications of which are set forth below.

•The 1986-87 Fleer Basketball set is considered a crucially important set within basketball card history, as it followed a gap of time during which basketball cards were not widely distributed. The set consisted of the Michael Jordan Rookie Card and several other Hall of Fame players like Charles Barkley, Karl Malone, Hakeem Olajuwon, and Patrick Ewing.

•Patrick Ewing was a Hall of Fame professional basketball player who played in the NBA for 17 seasons. During his career Ewing was named to 11 All-Star Teams, 7 All-NBA Teams, and 3 All-Defensive Teams.

•The Underlying Asset is a 1986 Fleer Sticker #6 Patrick Ewing Rookie Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•Patrick Ewing was born on August 5, 1962, in Kingston, Jamaica.

•Ewing played four seasons at Georgetown University from the 1981-82 season to the 1984-85 seasons, leading the Hoyas to three Final Four appearances and winning the 1984 NCAA National Championship.

•The New York Knicks drafted Ewing with the first overall pick in the 1985 NBA Draft.

•In his rookie season (1985-86), Ewing averaged 20 points, 9 rebounds, and 2.1 blocks per game. He was named to the 19885-86 All-Rookie Team.

•Ewing famously never won an NBA Championship, losing in his only Finals appearance in a 7-game series against the Hakeem Olajuwon-led rockets. Ewing was born within five months of both Michael Jordan and Hakeem Olajuwon, and Ewing’s Knicks were defeated by Jordan’s Bulls in five playoff series. According to NBA.com, “…from 1990 through 1998, the NBA championship went to teams that featured either Jordan or Olajuwon.”

•Ewing won two Olympic Gold Medals playing for Team USA, including as a member of the 1992 “Dream Team.”

•Ewing retired as the NBA’s 13th all-time scorer with 24,815 points.

•Ewing was inducted into the Naismith Memorial Basketball Hall of Fame on September 5, 2008.

•The Naismith Memorial Basketball Hall of Fame includes the following in their write-up of Ewing’s career: “In a city famous for its skyscrapers, Patrick Ewing was a towering figure in New York sports for fifteen memorable seasons.”

•Ewing’s physicality was one of his greatest advantages on the court, standing 7-feet tall and weighing 240 pounds, the center was known for his prowess as a rebounder, defender and shot blocker, as well as a dominant scorer.

•The 1986-87 Fleer Basketball set contains 132 cards and 11 stickers (one per pack), with each card measuring 2 ½’’ wide and 3 ½’’ tall.

•“1986-87 Fleer Basketball is one of the most important sports card sets of all-time,” writes the sports card collectors website cardboardconnection.com.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 24127983.

Notable Features

•The Underlying Asset is a 1986 Fleer Sticker #6 Patrick Ewing Rookie Card graded PSA GEM MT 10.

•The Underlying Asset is 1 of 72 1986 Fleer Sticker #6 Patrick Ewing Rookie Card examples graded PSA 10 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1986 Fleer Sticker Patrick Ewing Rookie Card
Sport	Basketball
Professional League	NBA
Player	Patrick Ewing
Team	New York Knicks
Year / Season	1986
Memorabilia Type	Trading Card Sticker
Manufacturer	Fleer
Rarity	1 of 72 (PSA 10)
Number in Set	#6
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	24127983

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1986 Fleer Sticker Patrick Ewing Rookie Card going forward.

USE OF PROCEEDS – SERIES #15COBB

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #15COBB Asset Cost (1)	$70,000	90.91%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.39%
	Brokerage Fee	$770	1.00%
	Offering Expenses (2)	$578	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.13%
	Marketing Materials	$200	0.26%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$5,053	6.56%
	Total Fees and Expenses	$6,700	8.70%
	Total Proceeds	$77,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	6/3/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$70,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1915 CRACKER JACK TY COBB CARD

Investment Overview

•Upon completion of the Series #15COBB Offering, Series #15COBB will purchase a 1915 Cracker Jack #30 Ty Cobb Card graded PSA NM 7 for Series #15COBB (The “Series 1915 Cracker Jack Ty Cobb Card” or the “Underlying Asset” with respect to Series #15COBB, as applicable), the specifications of which are set forth below.

•The 1915 Cracker Jack set was distributed in Cracker Jack boxes and contains 176 cards.

•Ty Cobb was a Hall of Fame baseball player who played 24 seasons in the MLB and amassed 4,189 hits, the second most all-time.

•The Underlying Asset is a 1915 Cracker Jack #30 Ty Cobb Card graded PSA NM 7.

Asset Description

Overview & Authentication

•Ty Cobb was born on December 18, 1886 in Narrows, Georgia and made his MLB debut on August 30, 1905 at the age of 18. Cobb’s .366 career batting average is an all-time record, and the three seasons in which he recorded batting averages above the .400 mark are tied for the most in history.

•Ty Cobb’s 897 career stolen bases place him fourth in MLB history.

•In 1909, Cobb batted .377, with 107 Runs Batted In (RBIs), 76 stolen bases, and 216 hits.

•In 1910, Cobb batted .382, with 91 RBIs, 106 runs scored, 65 stolen bases, and 194 hits.

•In 1911, Cobb batted .419, with a career-high 127 RBIs, a career-high 148 runs scored, 83 stolen bases, and a career-high 248 hits (8th all time for most hits in a single season).

•Combining the three seasons during the 1909-1911 T206 series span, Cobb recorded a .393 batting average, a .450 on base percentage, 325 RBIs, 369 runs scored, 224 stolen bases, and 658 hits over 442 games.

•Daniel Ginsburg of the Society for American Baseball Research noted: “Perhaps the most competitive and complex personality ever to appear in a big league uniform, Ty Cobb was the dominant player in the American League during the Deadball Era, and arguably the greatest player in the history of the game.”

•Cobb was one of the biggest stars in the American League, but thanks to a legendarily rugged style of play and abrasive attitude, the “Georgia Peach” was unpopular among opposing players as well as his teammates.

•PSA called the 1915 Cracker Jack set “one of the most desirable vintage baseball issues.”

•Unlike the previous year’s Cracker Jack set, the 1915 collection was available through mail order in addition to distribution through Cracker Jack boxes.

•The Underlying Asset has been issued a grade of NM 7 by Professional Sports Authenticators (PSA) with Certification No. 43555583.

Notable Features

•The Underlying Asset is a 1915 Cracker Jack #30 Ty Cobb Card graded PSA NM 7.

•The Underlying Asset is 1 of 13 1915 Cracker Jack #30 Ty Cobb Card examples graded PSA 7 with 17 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1915 Cracker Jack Ty Cobb Card
Sport	Baseball
Professional League	MLB
Player	Ty Cobb
Team	Detroit Tigers
Year / Season	1915
Memorabilia Type	Trading Card
Manufacturer	Cracker Jack
Rarity	1 of 13 (PSA 7)
Number in Set	#30
Authentication	Professional Sports Authenticators (PSA)
Grade	7
Certification No.	43555583

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1915 Cracker Jack Ty Cobb Card going forward.

USE OF PROCEEDS – SERIES #85GPK

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Carrying Value of the #85GPK Asset (1)	$13,544	112.87%
	Interests issued to Asset Seller as part of total consideration (2)	$0	0.00%
	Cash on Series Balance Sheet	$300	2.50%
	Brokerage Fee	$120	1.00%
	Offering Expenses (3)	$500	4.17%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.83%
	Marketing Materials	$200	1.67%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	-$2,764	-23.03%
	Total Fees and Expenses	-$1,844	-15.37%
	Total Proceeds	$12,000	100.00%

(1)The Company decided to write-down the value of the asset due to changing market conditions from the purchase price of $17,900 to $13,544.

(2)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(3)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(4)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Purchase Price listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	5/27/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$17,900
Installment 2 Amount	$0
Purchase Price	$17,900
Carrying Value	$13,544
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1985 GARBAGE PAIL KIDS NASTY NICK CARD

Investment Overview

•Upon completion of the Series #85GPK Offering, Series #85GPK will purchase a 1985 Topps Garbage Pail Kids Stickers Nasty Nick #1A Card graded PSA GEM MT 10 for Series #85GPK (The “Series 1985 Garbage Pail Kids Nasty Nick Card” or the “Underlying Asset” with respect to Series #85GPK, as applicable), the specifications of which are set forth below.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•Topps released the 1985 Garbage Pail Kids Sticker Set as a parody of “Cabbage Patch Kids,” with inappropriate and intentionally shocking jokes on each card. Topps would go on to release a total of 15 Garbage Pail Kids series.

•The Underlying Asset is a 1985 Topps Garbage Pail Kids Stickers Nasty Nick #1A Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•The 1985 Topps Garbage Pail Kids Series 1 “showcased artwork of kids vomiting, gorging themselves on junk food, smoking and wielding weapons, among other destructive behaviors.”

•The backs of the cards featured a variety of content including text “which encouraged children to skip school, stay up late to watch TV, lie and drive erratically.”

•According to PSA: “The cards were designed to provoke a reaction, and part of their appeal was that they were inexpensive compared to the Cabbage Patch Kids.”

•The 1985 Topps Garbage Pail Kids Series 1 was sold in five-card packs for 25 cents.

•Much of the success of Garbage Pail Kids is often attributed to the outrage expressed by parents.

•In addition to the card series, Garbage Pail Kids was used to brand t-shirts and lunch boxes, and were featured in a film and cartoon TV show.

•According to PSA, the Nasty Nick Card is often poorly centered. “While this is a relatively modern set, the 1985 Topps Garbage Pail Kids Series 1 cards are not easy to find in pristine condition.”

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 41117682.

Notable Features

•The Underlying Asset is a 1985 Topps Garbage Pail Kids Stickers Nasty Nick #1A Card graded PSA GEM MT 10.

•The Underlying Asset is 1 of 22 1985 Topps Garbage Pail Kids Stickers Nasty Nick #1A Card examples graded PSA 10 with 0 graded higher.

•The Underlying Asset features a “Permit To Stay Up Late” on the card-back.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1985 Garbage Pail Kids Nasty Nick Card
Memorabilia Type	Trading Card Sticker
Manufacturer	Topps
Series	Garbage Pail Kids
Year	1985
Character	Nasty Nick
Rarity	1 of 22 (PSA 10)
Number in Set	#1a
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	41117682

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1985 Garbage Pail Kids Nasty Nick Card going forward.

USE OF PROCEEDS – SERIES #XMEN94

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #XMEN94 Asset Cost (1)	$57,555	88.55%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.46%
	Brokerage Fee	$650	1.00%
	Offering Expenses (2)	$500	0.77%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.15%
	Marketing Materials	$200	0.31%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$5,695	8.76%
	Total Fees and Expenses	$7,145	10.99%
	Total Proceeds	$65,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	6/4/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$57,555
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1975 X-MEN #94

Investment Overview

•Upon completion of the Series #XMEN94 Offering, Series #XMEN94 will purchase a 1975 X-Men #94 Comic Book published by Marvel graded CGC 9.8 as the Underlying Asset for Series #XMEN94 (The “Series 1975 X-Men #94” or the “Underlying Asset” with respect to Series #XMEN94, as applicable), the specifications of which are set forth below.

•Marvel Comics is a comic book publishing and entertainment company founded in 1939 as Timely Productions.

•The X-Men comic series was launched in 1963 by Stan Lee and Jack Kirby of Marvel Comics with X-Men #1. The X-Men are a team of genetic mutants born with superpowers, brought together by their mentor, Professor X. The team originally consisted of Cyclops, Beast, Angel, Marvel Girl, and Iceman, all brought together by Professor X to battle Magneto.

•The Underlying Asset is a 1975 X-Men #94 Comic Book published by Marvel graded CGC 9.8.

Asset Description

Overview & Authentication

•Marvel’s original name, Timely Comics, began publishing comic books in 1939, and introduced heroes like Captain America.

•Timely Comics became Atlas Magazines in 1951, before officially renaming to Marvel Comics in 1961.

•The era between 1961-1978 has been referred to as the “Marvel Era of Comics”.

•Stan Lee was looking for new characters to continue to fuel his success in the early 1960s and began by conceiving of characters and their super-powers. Having used the “radioactive-accident” origin story multiple times, Lee “took the cowardly way out” and decided they would be mutants, “born that way.” He originally called the team the Mutants, but was advised by Marvel’s publisher that kids were unfamiliar with the term, so instead settled on the name X-Men.

•X-Men #1 was released just days after the March on Washington in August of 1963, and Lee claims he intentionally sought to show that “bigotry is a terrible thing” by creating characters facing adversity due to born differences.

•The X-Men series was not an immediate hit but caught a second wind in 1975 when writer Len Wein and artist Dave Cockrum introduced new characters like Wolverine and Nightcrawler.

•In X-Men #94, the team changes significantly for the first time, with Marvel Girl, Angel, Iceman, Gavok, and Lorna Dane leaving the X-Men.

•The X-Men comic series was circulating approximately 500,000 copies per month by the early 1990s.

•In 1993, Marvel was financially vulnerable and sold the movie rights to the X-Men to 20th Century Fox.

•The first X-Men movie, X-Men, was released on July 14, 2000 by 20th Century Fox. Directed by Bryan Singer, the film starred Patrick Stewart as Professor X, Hugh Jackman as Wolverine, and Halle Berry as Storm. X-Men took in $269, 339, 528 at the worldwide box office.

•X-Men 2 was released on May 2, 2003 by 20th Century Fox. Directed by Bryan Singer, the film starred Patrick Stewart as Professor X, Hugh Jackman as Wolverine, and Halle Berry as Storm. X-Men 2 took in $407,711,549 at the worldwide box office.

•X-Men: The Last Stand was released on May 26, 2006 by 20th Century Fox. Directed by Brett Ratner, the film starred Patrick Stewart as Professor X, Hugh Jackman as Wolverine, and Halle Berry as Storm. X-Men: The Last Stand took in $460,435,291 at the worldwide box office.

•X-Men Origins: Wolverine was released on May 1, 2009 by 20th Century Fox. Directed by Gavin Hood, the film starred Hugh Jackman as Wolverine, Liev Schreiber as Victor Creed, and Will.i.am as John Wraith. X-Men Origins: Wolverine took in $373,062,864 at the worldwide box office.

•X-Men: First Class was released on June 3, 2011 by 20th Century Fox. Directed by Matthew Vaughn, the film starred James McAvoy as Charles Xavier (24 years-old), Laurence Belcher as Charles Xavier (12 years-old), and Michael Fassbender as Erik Lensherr. X-Men: First Class took in $352,616,690 at the worldwide box office.

•X-Men: Days of Future Past was released on May 23, 2014 by 20th Century Fox. Directed by Bryan Singer, the film starred Patrick Stewart as Professor X, Hugh Jackman as Wolverine, Jennifer Lawrence as Mystique, and Halle Berry as Storm. X-Men: Days of Future Past took in $746,045,700 at the worldwide box office.

•X-Men: Apocalypse was released on May 27, 2016 by 20th Century Fox. Directed by Bryan Singer, the film starred James McAvoy as Professor X, Jennifer Lawrence as Mystique, and Oscar Isaac as Apocalypse. X-Men: Apocalypse took in $543,934,105 at the worldwide box office.

•13 movies are considered to be a part of the X-Men Franchise: X-Men, X-Men 2, X-Men: The Last Stand, X-Men Origins: Wolverine, X-Men: First Class, The Wolverine, X-Men: Days of Future Past, Deadpool, X-Men: Apocalypse, Logan, Deadpool 2, Dark Phoenix, and The New Mutants. In total, the franchise has grossed $6,076,506,622 at the worldwide box office.

•Following a series of moves made by Marvel to recover characters with film rights they had previously sold off, including acquiring sharing rights to Spider-Man with Sony, the film rights to X-Men were brought back in-house by the Disney-20th Century Fox merger. Disney has owned Marvel since 2009.

•The Underlying Asset has been authenticated by Certified Guaranty Company (CGC) an issued a grade of CGC NM/MT 9.8 with certification No. 1295942012.

Notable Features

•The Underlying Asset is a 1975 X-Men #94 Comic Book published by Marvel graded CGC 9.8.

•The Underlying Asset is 1 of 34 copies of X-Men #94 graded CGC 9.8 with none graded higher.

•The Underlying Asset is in the top 0.5% of all CGC graded copies of X-Men #94.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from CGC.

Series 1975 X-Men #94
Title	X-Men #94
Store Date	August 10, 1975
Key Issue	First new team in title series; Second appearance of Colossus; Second appearance of Nightcrawler; Second appearance of Storm; Second appearance of Thunderbird; Third appearance of Wolverine
Cover Price	$0.25
Publisher	Marvel
Writer(s)	Chris Claremont, Len Wein
Cover Artist(s)	Dave Cockrum
Penciller(s)	Gil Kane, Dave Cockrum
Inker(s)	Dave Cockrum, Bob McLeod
Editor	Len Wein
Rarity	1 of 34 (CGC 9.8)
Authentication	Certified Guaranty Company (CGC)
Grade	9.8
Certification No.	1295942012

Details

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1975 X-Men #94 going forward.

USE OF PROCEEDS – SERIES #XLXMEN1

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #XLXMEN1 Asset Cost (1)	$57,000	89.06%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.47%
	Brokerage Fee	$640	1.00%
	Offering Expenses (2)	$500	0.78%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.16%
	Marketing Materials	$200	0.31%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$5,260	8.22%
	Total Fees and Expenses	$6,700	10.47%
	Total Proceeds	$64,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	6/4/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$57,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1975 GIANT SIZE X-MEN #1

Investment Overview

•Upon completion of the Series #XLXMEN1 Offering, Series #XLXMEN1 will purchase a Giant Size X-Men #1 Comic Book published by Marvel graded CGC 9.8 as the Underlying Asset for Series #XLXMEN1 (The “Series 1975 Giant Size X-Men #1” or the “Underlying Asset” with respect to Series #XLXMEN1, as applicable), the specifications of which are set forth below.

•Marvel Comics is a comic book publishing and entertainment company founded in 1939 as Timely Productions.

•The X-Men comic series was launched in 1963 by Stan Lee and Jack Kirby of Marvel Comics with X-Men #1. The X-Men are a team of genetic mutants born with superpowers, brought together by their mentor, Professor X. The team originally consisted of Cyclops, Beast, Angel, Marvel Girl, and Iceman, all brought together by Professor X to battle Magneto.

•The Underlying Asset is a Giant Size X-Men #1 Comic Book published by Marvel graded CGC 9.8.

Asset Description

Overview & Authentication

•Marvel’s original name, Timely Comics, began publishing comic books in 1939, and introduced heroes like Captain America.

•Timely Comics became Atlas Magazines in 1951, before officially renaming to Marvel Comics in 1961.

•The era between 1961-1978 has been referred to as the “Marvel Era of Comics”.

•Stan Lee was looking for new characters to continue to fuel his success in the early 1960s and began by conceiving of characters and their super-powers. Having used the “radioactive-accident” origin story multiple times, Lee “took the cowardly way out” and decided they would be mutants, “born that way.” He originally called the team the Mutants, but was advised by Marvel’s publisher that kids were unfamiliar with the term, so instead settled on the name X-Men.

•X-Men #1 was released just days after the March on Washington in August of 1963, and Lee claims he intentionally sought to show that “bigotry is a terrible thing” by creating characters facing adversity due to born differences.

•The X-Men series was not an immediate hit but caught a second wind in 1975 when writer Len Wein and artist Dave Cockrum introduced new characters like Wolverine and Nightcrawler.

•In X-Men #94, the team changes significantly for the first time, with Marvel Girl, Angel, Iceman, Gavok, and Lorna Dane leaving the X-Men.

•The X-Men comic series was circulating approximately 500,000 copies per month by the early 1990s.

•In 1993, Marvel was financially vulnerable and sold the movie rights to the X-Men to 20th Century Fox.

•The first X-Men movie, X-Men, was released on July 14, 2000 by 20th Century Fox. Directed by Bryan Singer, the film starred Patrick Stewart as Professor X, Hugh Jackman as Wolverine, and Halle Berry as Storm. X-Men took in $269, 339, 528 at the worldwide box office.

•X-Men 2 was released on May 2, 2003 by 20th Century Fox. Directed by Bryan Singer, the film starred Patrick Stewart as Professor X, Hugh Jackman as Wolverine, and Halle Berry as Storm. X-Men 2 took in $407,711,549 at the worldwide box office.

•X-Men: The Last Stand was released on May 26, 2006 by 20th Century Fox. Directed by Brett Ratner, the film starred Patrick Stewart as Professor X, Hugh Jackman as Wolverine, and Halle Berry as Storm. X-Men: The Last Stand took in $460,435,291 at the worldwide box office.

•X-Men Origins: Wolverine was released on May 1, 2009 by 20th Century Fox. Directed by Gavin Hood, the film starred Hugh Jackman as Wolverine, Liev Schreiber as Victor Creed, and Will.i.am as John Wraith. X-Men Origins: Wolverine took in $373,062,864 at the worldwide box office.

•X-Men: First Class was released on June 3, 2011 by 20th Century Fox. Directed by Matthew Vaughn, the film starred James McAvoy as Charles Xavier (24 years-old), Laurence Belcher as Charles Xavier (12 years-old), and Michael Fassbender as Erik Lensherr. X-Men: First Class took in $352,616,690 at the worldwide box office.

•X-Men: Days of Future Past was released on May 23, 2014 by 20th Century Fox. Directed by Bryan Singer, the film starred Patrick Stewart as Professor X, Hugh Jackman as Wolverine, Jennifer Lawrence as Mystique, and Halle Berry as Storm. X-Men: Days of Future Past took in $746,045,700 at the worldwide box office.

•X-Men: Apocalypse was released on May 27, 2016 by 20th Century Fox. Directed by Bryan Singer, the film starred James McAvoy as Professor X, Jennifer Lawrence as Mystique, and Oscar Isaac as Apocalypse. X-Men: Apocalypse took in $543,934,105 at the worldwide box office.

•13 movies are considered to be a part of the X-Men Franchise: X-Men, X-Men 2, X-Men: The Last Stand, X-Men Origins: Wolverine, X-Men: First Class, The Wolverine, X-Men: Days of Future Past, Deadpool, X-Men: Apocalypse, Logan, Deadpool 2, Dark Phoenix, and The New Mutants. In total, the franchise has grossed $6,076,506,622 at the worldwide box office.

•Following a series of moves made by Marvel to recover characters with film rights they had previously sold off, including acquiring sharing rights to Spider-Man with Sony, the film rights to X-Men were brought back in-house by the Disney-20th Century Fox merger. Disney has owned Marvel since 2009.

•Giant Size X-Men #1 is considered a pivotal moment in the history of the X-Men franchise, as the introduction of a new cast of characters would eventually result in the increased popularity of the series over the following years.

•The Underlying Asset has been authenticated by Certified Guaranty Company (CGC) an issued a grade of CGC NM/MT 9.8 with certification No. 1298323002.

Notable Features

•The Underlying Asset is a Giant Size X-Men #1 Comic Book published by Marvel graded CGC 9.8.

•The Underlying Asset is 1 of 194 copies of Giant Size X-Men #1 graded CGC 9.8 with none graded higher.

•The Underlying Asset is in the top 2.1% of all CGC graded copies of Giant Size X-Men #1.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from CGC.

Series 1975 Giant Size X-Men #1
Title	Giant Size X-Men #1
Store Date	July 1, 1975
Key Issue	First appearance of new X-Men, first appearance of Colossus, first appearance of Storm, first appearance of Nightcrawler, first appearance of Thunderbird, first appearance of Wolverine in X-Men Team
Cover Price	$0.50
Publisher	Marvel
Writer(s)	Chris Claremont, Len Wein, Roy Thomas, Arnold Drake, Linda Fite
Cover Artist(s)	Dave Cockrum and Gil Kane
Penciller(s)	Dave Cockrum, Gil Kane, and Werner Roth
Inker(s)	Dave Cockrum, Peter Iro, John Verpoorten, Sam Grainger
Editor	Len Wein
Rarity	1 of 194 (CGC 9.8)
Authentication	Certified Guaranty Company (CGC)
Grade	9.8
Certification No.	1298323002

Details

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1975 Giant Size X-Men #1 going forward.

USE OF PROCEEDS – SERIES #IPOD

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #IPOD Asset Cost (1)	$21,995	87.98%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.20%
	Brokerage Fee	$250	1.00%
	Offering Expenses (2)	$500	2.00%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.40%
	Marketing Materials	$200	0.80%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$1,655	6.62%
	Total Fees and Expenses	$2,705	10.82%
	Total Proceeds	$25,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	6/7/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$21,995
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2001 APPLE IPOD

Investment Overview

•Upon completion of the Series #IPOD Offering, Series #IPOD will purchase a 2001 Apple 1st Generation iPod Classic in its Original Factory Sealed Box for Series #IPOD (The “Series 2001 Apple iPod” or the “Underlying Asset” with respect to Series #IPOD, as applicable), the specifications of which are set forth below.

•Apple was founded by Steve Jobs and Steve Wozniak in Los Altos, California on April 1, 1976. A third cofounder, Ronald Wayne, joined them as well to provide business guidance, sketching the first Apple logo by hand, but ultimately leaving the company before its incorporation, accepting an $800 check for his shares in the company.

•The iPod was first launched in 2001 by Apple. It was their first portable music player and offered 5GB and 10GB storage capacities.

•The Underlying Asset is a 2001 Apple 1st Generation iPod Classic in its Original Factory Sealed Box.

Asset Description

Overview & Authentication

•Apple’s first product was the Apple-1, a motherboard with a processor and some memory intended for hobbyists invented by Wozniak, who hand-built every kit. Customers had to build their own case and add their own keyboard and monitor.

•The Apple-1 cost $250 to build and the original sale-price was $666.66.

•Apple produced 200 Apple-1 computers.

•The second batch of Apple-1 computers have a logo with letters “NTI” under the Apple-1 logo.

•Apple’s initial market was Palo Alto’s Homebrew Computer Club, a group of enthusiasts and personal computing hobbyists.

•In October 1977, the Apple-1 was discontinued, with Apple offering discounts and trade-ins, destroying those that were returned.

•The Apple-2, designed by Wozniak in 1977, was the first personal computer to achieve significant commercial success.

•The Apple-2 would go on to sell between five and six million units over more than a decade.

•In 1980, Apple released the Apple-3, a business focused computer meant to compete with IBM and Microsoft.

•In 1984, Apple released a TV commercial called “1984” directed by Ridley Scott that aired a single time during the third quarter of Super Bowl XVIII and never again. The commercial cost Apple $1.5 million and helped make the company a household name.

•In 1985, after a failed coup on the part of Jobs, Apple’s board of directors removed Jobs from his duties and Jobs quite Apple.

•Wozniak left the company in 1985, selling most of his shares and claiming he felt the company was going in the wrong direction.

•After a series of failures and lagging financial performance, Apple purchased NeXT Computer, the company Jobs had gone on to found, and brought the founder back in-house in February 1997.

•On July 4 weekend of 1997, Jobs staged a successful boardroom coup and was installed as interim CEO.

•In 1997, another famous Apple advertising campaign was launched, “Think Different,” which featured famous artists, scientists, and musicians.

•In October 2001, Apple released the iPod.

•In their official press release, Apple CEO Steve Jobs said: “With iPod, Apple has invented a whole new category of digital music player that lets you put your entire music collection in your pocket and listen to it wherever you go… With iPod, listening to music will never be the same again.”

•The original iPod sold for $399 and promised “to hold 1,000 songs in your pocket.”

•As of November 2020, Apple had sold more than 400 million iPods and over 35 billion songs.

•In the two decades since the first iPod was released, Apple introduced multiple new models and upgraded variations including the iPod Touch, Nano, Shuffle, and Mini.

•In 2007, Apple released the iPhone, calling it a “three-in-one piece of hardware that acts as a mobile phone, a widescreen iPod with touch controls and an internet communications device.”

•In August 2020, Apple became a $2 trillion company, just 24 months after reaching the $1 trillion threshold.

•The Underlying Asset is accompanied by a signed letter of authenticity from the original, sole owner of the iPod with the Serial No. U2151457LG6.

Notable Features

•The Underlying Asset is 2001 Apple 1st Generation iPod Classic in its Original Factory Sealed Box.

•The Underlying Asset has a storage capacity of 5GB.

•The Underlying Asset is accompanied by the original blue Apple Store bag in which it was first purchased.

•The Underlying Asset was received by the previous owner as a Christmas gift in 2001 and has remained unopened since.

Notable Defects

•The Underlying Asset remains in factory sealed condition.

Details

Series 2001 Apple iPod
Manufacturer	Apple
Model	iPod
Year	2001
Storage	5 GB
Color	White
Serial No.	U2151457LG6

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2001 Apple iPod going forward.

USE OF PROCEEDS – SERIES #ENIGMA

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #ENIGMA Asset Cost (1)	$299,981	83.33%
	Interests issued to Asset Seller as part of total consideration (2)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.08%
	Brokerage Fee	$3,600	1.00%
	Offering Expenses (3)	$2,700	0.75%
Acquisition Expenses (4)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$2,550	0.71%
	Marketing Materials	$200	0.06%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$50,669	14.07%
	Total Fees and Expenses	$59,719	16.59%
	Total Proceeds	$360,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Underlying Asset with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	5/13/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$299,981
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$2,750

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1935 ENIGMA MACHINE

Investment Overview

•Upon completion of the Series #ENIGMA Offering, Series #ENIGMA will purchase a 1935 Fully Operational Three-Rotor Enigma I Electromechanical Cipher Machine for Series #ENIGMA (The “Series 1935 Enigma Machine” or the “Underlying Asset” with respect to Series #ENIGMA, as applicable), the specifications of which are set forth below.

•Enigma machines were used to transmit coded communication by scrambling the letters of a message and ensuring only those with the proper machine settings would be able to decipher the meaning.

•The Nazis used Enigma machines extensively during World War Two, and the Allied effort to crack their code is credited as one of the most important factors in defeating the Axis Powers.

•The Underlying Asset is a 1935 Fully Operational Three-Rotor Enigma I Electromechanical Cipher Machine.

Asset Description

Overview & Authentication

•Cryptography is the practice of encoding messages for secret communication, often using encryption.

•Cipher machines have been a common tool for those in cryptography since the cipher disk in the 15th century and have evolved over the years to perform increasingly fast and secure transmission of secret messages.

•German electrical engineer Arthur Scherbius filed a patent on February 23, 1918 for “a cipher machine based on rotating wired wheels.” This machine was called the “Enigma” and was initially meant for the commercial market.

•In 1926, the German military began using the Enigma after learning that the British had been able to intercept coded German messages during World War One.

•When a user presses a key on an Enigma machine, rotors move to form a new configuration which “encodes” one letter as another. The internal electric circuitry then lights a display on the lamp board showing the output letter. Operators coordinate with their counterparts by setting up their machines based on an agreed upon codebook. These conditions were the key to maintaining secrecy, as the opposition could use the codebook to decipher the message.

•As Nazi Germany grew their military in the lead-up to World War Two, Poland worked to crack the Enigma. After Germany invaded Poland in 1939, this research was given to Allied forces.

•A British mathematician named Alan Turing worked at Bletchley Park, a secret base in Buckinghamshire for Allied code-breakers during World War Two. While working to decipher the military codes of the Nazis and their allies, Turing focused on cracking the Enigma code. Though the British effort had information from previous Polish research, the Nazis had increased their security protocols and began changing their cipher system every day.

•Turing is known as one of the inventors of the “Bombe,” a device to assist code-breakers. In addition, Turing worked to decipher communications between German Naval personnel by creating a technique called “Banburismus,” which enabled code-breakers to decipher naval Enigma messages beginning in 1941.

•Turing’s work is credited as a vital factor in the Allied victory in World War Two and it has been suggested by some historians that cracking the Enigma code shortened the war by two years.

•In December 2014, Benedict Cumberbatch starred in a film called “The Imitation Game” that told the story of Turing’s code-cracking during World War Two.

•The Enigma I is an electromechanical cipher machine developed between 1927-1929 and was used by the German Army beginning in 1932 and would eventually be used by other branches of the German military.

•It is estimated that around 20,000 Enigma machines of various types were produced in the 1930’s and 1940’s with around 50 known to reside in museums today.

•The Underlying Asset is fully operational as described by the seller.

Notable Features

•The Underlying Asset is a 1935 Fully Operational Three-Rotor Enigma I Electromechanical Cipher Machine.

•The Underlying Asset was produced for the German military in 1935 and features an ebonite Steckerbrett (plugboard) on the front, “which was exclusive to the German armed forces and exponentially increased the complexity of the code.”

•The Underlying Asset contains three rotors.

•The Underlying Asset is housed in its original stained oak case with a hinged lid and front panel.

•The Underlying Asset features the serial number plate “A3192” inside its lid along with the original metal stamped “Enigma” label, two spare Stecker cables, 10 spare light bulbs, a contrast screen, and original instructions for cleaning, use and troubleshooting.

•The Underlying Asset features its message holder at the top of the lid, a metal clip marked “1914.”

•The Underlying Asset is stamped on its inner front panel with the words "Enigma" and "Klappe Schliessen" and the case also exhibits its brown leather carrying handle on the back.

•The Underlying Asset exhibits four small rubber bumpers on the front of the case added later, which may indicate post-war use in West Germany or Austria.

Notable Defects

•The Underlying Asset has been modified to accept three modern AA batteries (housed in a replica Third Reich battery case) as no original batteries exist.

Details

Series 1935 Enigma Machine
Model	Enigma I
Year	1935
Location of Production	Berlin
Serial Number	A3192
Condition	Fully Operational

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1935 Enigma Machine going forward.

USE OF PROCEEDS – SERIES #STARWARS2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #STARWARS2 Asset Cost (1)	$12,000	75.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.88%
	Brokerage Fee	$160	1.00%
	Offering Expenses (2)	$500	3.13%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.63%
	Marketing Materials	$200	1.25%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$2,740	17.13%
	Total Fees and Expenses	$3,700	23.13%
	Total Proceeds	$16,000	100.00%

(1)Values are based on ongoing anticipated negotiations of the terms of a purchase option agreement or purchase agreement and may be subject to change.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series.

05999510.1

As indicated in the Series Detail Table, the Company is currently engaged in, or anticipates engaging in, negotiations to enter into a purchase option agreement or purchase agreement regarding the Underlying Asset with the Asset Seller.

Series Detail Table
Agreement Type	In Negotiations
Date of Agreement	In Negotiations
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$0
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above and subject to ongoing or anticipated negotiations, (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.  As of the date hereof, the Company has not entered into a definitive purchase agreement or purchase option agreement for the Underlying Asset.

05999510.1

DESCRIPTION OF SERIES 1977 TOPPS STAR WARS SEALED BOX

Investment Overview

•Upon completion of the Series #STARWARS2 Offering, Series #STARWARS2 will purchase a 1977 Topps Star Wars Sealed Wax Box No. 1 Authenticated by BBCE for Series #STARWARS2 (The “Series 1977 Topps Star Wars Sealed Box” or the “Underlying Asset” with respect to Series #STARWARS2, as applicable), the specifications of which are set forth below.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•Star Wars is a series of films created by George Lucas that has spawned a wide-spanning industry since its debut in 1977, including ongoing films and TV shows, merchandise, trading cards, toys, and video games. The New York Times called Star Wars a “cultural behemoth.”

•The Underlying Asset is a 1977 Topps Star Wars Sealed Wax Box No. 1 Authenticated by BBCE.

Asset Description

Overview & Authentication

•The first Star Wars film was released on May 25, 1977 (later retitled “Star Wars: Episode IV — A New Hope”). Directed by George Lucas, the “Space Opera” grossed an estimated $775,398,007 at the worldwide box office.

•Following the debut hit, the franchise has since released a total of 11 films, with “Star Wars: Episode IX — The Rise of Skywalker” arriving in theatres on December 20, 2019.

•The Walt Disney corporation announced they agreed to acquire Lucasfilm Ltd. on October 30, 2012. Through this deal Disney acquired ownership of Star Wars and associated businesses in film, consumer products, animation, and more.

•Beckett called the 1977 Topps Star Wars trading cards set “one of the most popular in the history of the hobby” and elaborated by saying “it helped launch a franchise that has continues to be a juggernaut more than 40 years later. In that same span this particular set has gone from a phenomenon to a trading card icon.”

•Donruss had already secured a license to produce toys for the Star Wars franchise, but decided against pursuing trading cards based on the film. In addition, “there was opposition within Topps” regarding the merits of securing the license to produce the trading cards, partially due to several commercially unsuccessful non-sports cards releases in the 1970s.

•According to Beckett: “Like the film, Topps’ initial bow with Star Wars trading cards was a hit. So much so that the first film’s cards would end up spanning five separate series. Each is connected numerically but each stands out on its own.”

•Each of the original five Topps Star Wars trading cards series used a different colored border: Series 1, blue; Series 2, Red; Series 3, yellow; Series 4, green; and Series 5, orange.

•The most common card-back across each series consists of puzzle pieces, which can be matched with proper cards within the series to create a larger illustration. For example, in Series 1, 28 cards can be used to depict an image of Luke Skywalker.

•Each series was also sold with a sticker in every pack, depicting main character portraits, scenes from the film, and other designs.

•The Series 1 set consists of the main characters from the film in the first eight numbered cards. According to Beckett: “Today these cards are treated somewhat similarly to Rookie Cards on the sports card side and can command significant premiums on the secondary market.”

•One of the most famous cards from the entire set is the #207 C-3PO (Anthony Daniels) Card, which became notorious due to its image depicting the Star Wars droid in an “obscene” and “juvenile” pose.

Notable Features

•The Underlying Asset is a 1977 Topps Star Wars Sealed Wax Box No. 1 authenticated by BBCE.

•The Underlying Asset contains 36 packs of cards from the 1977 Topps Star Wars card set.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from BBCE.

Details

Series 1977 Topps Star Wars Sealed Box
Memorabilia	Trading Card Sealed Box
Manufacturer	Topps
Year	1977
Variety	Star Wars Box No. 1

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1977 Topps Star Wars Sealed Box going forward.

EXHIBIT INDEX

Exhibit 2.1 – Certificate of Formation for RSE Archive, LLC (1)

Exhibit 2.2 – Amended and Restated Limited Liability Company Agreement for RSE Archive, LLC (6)

Exhibit 2.3 – Certificate of Formation for RSE Archive Manager, LLC (1)

Exhibit 2.4 – Amended and Restated Limited Liability Company Agreement for RSE Archive Manager, LLC (6)

Exhibit 3.1 – Form of Series Designation (6)

Exhibit 4.1 – Form of Subscription Agreement (6)

Exhibit 6.1 – Form of Asset Management Agreement (6)

Exhibit 6.2 – Broker of Record Agreement (1)

Exhibit 6.3 – Amendment to Broker of Record Agreement

Exhibit 6.4 – Transfer Agent Agreement

Exhibit 6.5 – Amended and Restated Upper90 Secured Demand Promissory Term Note (4)

Exhibit 6.6 – Upper90 Credit and Guaranty Agreement (5)

Exhibit 6.7 – Standard Form Bill of Sale (6)

Exhibit 6.8 – Standard Form Purchase Agreement (6)

Exhibit 8.1 – Subscription Escrow Agreement (1)

Exhibit 8.2 – Custodian Agreement with DriveWealth, LLC (3)

Exhibit 11.1 – Consent of EisnerAmper LLP

Exhibit 12.1 – Opinion of Maynard, Cooper & Gale, P.C.

Exhibit 13.1 – Amended and Restated Testing the Waters Materials (2)

(1)Previously filed as an Exhibit to the Company’s Form 1-A filed with the Commission on August 13, 2019

(2)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 16, 2019

(3)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 21, 2019

(4)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 8, 2020

(5)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on December 10, 2020

(6)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on May 6, 2021

III-1

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 1-A and has duly caused this post-qualification amendment to its offering statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 15, 2021.

RSE ARCHIVE, LLC

By: RSE Archive Manager, LLC, its managing member

By: Rally Holdings LLC, its managing member

By: /s/ George J. Leimer

Name: George J. Leimer

Title: Chief Executive Officer

This offering statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ George J. Leimer Name: George J. Leimer	Chief Executive Officer of Rally Holdings LLC (Principal Executive Officer)	June 15, 2021
/s/ Maximilian F. Niederste-Ostholt Name: Maximilian F. Niederste-Ostholt	Chief Financial Officer of Rally Holdings LLC (Principal Financial Officer and Principal Accounting Officer)	June 15, 2021

RSE ARCHIVE MANAGER, LLC By: Rally Holdings LLC, its managing member By: /s/ George J. Leimer Name: George J. Leimer Title: Chief Executive Officer	Managing Member	June 15, 2021